Appendix to Quarterly Financial Supplement
Property and Joint Venture Detail
For the three months ended
March 31, 2007
Investor Relations Department
3300 Enterprise Parkway • Beachwood, Ohio 44122
(216) 755-5500 • (216) 755-1500 (fax)
www.ddr.com

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
TABLE OF CONTENTS

Section	Tab

Property Listing	1.0
Joint Venture Partnership Summaries	2.0

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 1 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

Alabama

1 BIRMINGHAM, AL (BROOK)	BROOK HIGHLAND PLAZA 5291 HWY 280 SOUTH	35242	SC	1994/2003	1994	100.00%	423,493	550,410	4,468,876	DICK’S SPORTING GOODS(2017), GOODY’S(2009), STEIN MART(2011), OFFICE MAX(2011), MICHAEL’S(2009), HOMEGOODS(2016), BOOKS-A-MILLION(2010), ROSS DRESS FOR LESS(2014), LOWES HOME CENTERS(NOT OWNED)

2 BIRMINGHAM, AL (EASTWOOD)	EASTWOOD FESTIVAL CENTER 7001 CRESTWOOD BLVD	35210	SC	1989/1999	1995	100.00%	300,280	454,110	1,458,818	OFFICE DEPOT(2007), DOLLAR TREE(2009), BURLINGTON COAT FACTORY(2008), WESTERN SUPERMARKETS(NOT OWNED), HOME DEPOT(NOT OWNED)

3 BIRMINGHAM, AL(RIVER RIDGE)	RIVER RIDGE (TIAA) US HIGHWAY 280	35242	SC	2001	2007	15.00%	172,304	349,804	2,686,271	STAPLES(2016), LINENS ‘N THINGS(2012), BEST BUY(2017)

4 BIRMINGHAM, AL(RIVERCHASE)	RIVERCHASE PROMENADE(I) MONTGOMERY HIGHWAY	35244	SC	1989	2006	14.50%	120,108	228,416	1,729,237	MARSHALLS(2008), TOY’S R US(NOT OWNED), GOODY’S(NOT OWNED)

5 CULLMAN, AL	LOWE’S HOME IMPROVEMENT — CULL 1717 CHEROKEE AVE SW	35055	SC	1998	2007	100.00%	101,287	101,287	682,500	LOWE’S(2015)

6 DOTHAN, AL(CIRCUIT CITY)	CIRCUIT CITY — DOTHAN 2821 MONTGOMERY HWY	36303	SC	2004	2007	100.00%	33,906	33,906	567,926	CIRCUIT CITY(2020)

7 DOTHAN, AL(SHOPS)	SHOPS ON THE CIRCLE 3500 ROSS CLARK CIRCLE	36303	SC	2000	2007	100.00%	149,085	149,085	1,644,599	OLD NAVY(2010), T.J. MAXX(2010), OFFICE MAX(2016)

8 FLORENCE, AL	COX CREEK SHOPPING CENTER (TIA 374-398 COX CREEK PARKWAY	35360	SC	2001	2007	15.00%	173,989	304,870	1,831,420	BEST BUY(2017), MICHAEL’S(2011), DICK’S SPORTING GOODS(2017), LINENS ‘N THINGS(2011)

9 GADSDEN, AL	EAST SIDE PLAZA 3010-3036 E. MEIGHAN BOULEVARD	35903	SC	1979/2004	2003	100.00%	85,196	130,899	271,508	FRED’S(2009), FOOD WORLD(NOT OWNED)

10 HUNTSVILLE, AL(WEST)	WESTSIDE CENTRE (TIAA) 6275 UNIVERSITY DR	35806	SC	2002	2007	15.00%	475,307	526,307	5,350,380	BABIES R US(2012), MARSHALLS(2011), BED BATH & BEYOND(2012), MICHAEL’S(2011), GOODY’S(2016), DICK’S SPORTING GOODS(2017), STEIN MART(2011), ROSS DRESS FOR LESS(2013), COMPUSA(2016)

11 OPELIKA, AL	PEPPERELL CORNERS 2300-2600 PEPPERELL PARKWAY OP	36801	SC	1995	2003	100.00%	306,224	306,224	1,506,377	LOWE’S(2012), GOODY’S(2010), STEVE & BARRY’S(2014)

12 SCOTTSBORO, AL	SCOTTSBORO MARKETPLACE 24833 JOHN P REID PARKWAY	35766	SC	1999	2003	100.00%	40,560	223,750	455,004	GOODY’S(2011), WAL-MART(NOT OWNED)

13 TUSCALOOSA, AL	MCFARLAND PLAZA (TIAA) 2600 MCFARLAND BLD E	35404	SC	1999	2007	15.00%	229,323	229,323	1,974,998	STEIN MART(2009), OLD NAVY(2011), CARMIKE CINEMAS(2007), CIRCUIT CITY(2020), OFFICE MAX(2015), TOYS R US(2011)

Arizona

14 AHWATUKEE, AZ	FOOTHILLS TOWNE CTR (II) 4711 EAST RAY ROAD	85044	SC	1996/1997/1999	1997	50.00%	647,883	686,414	10,274,277	JO-ANN STORES(2010), BEST BUY(2014), AMC THEATRE(2021), BASSETT FURNITURE(2010), ASHLEY FURNITURE HOMESTORE(2011), BARNES & NOBLE(2012), BABIES R US(2007), STEIN MART(2011), ROSS DRESS FOR LESS(2012), OFFICE MAX(2012)

15 CHANDLER, AZ	MERVYN’S PLAZA 2992 NORTH ALMA SCHOOL ROAD	85224	FO	1985	2005	50.00%	74,862	74,862	673,200	MERVYN’S(2020)

16 MESA, AZ(SUPERS)	SUPERSTITION SPRINGS CENTER 6505 E SOUTHERN AVENUE	85206	FO	1990	2005	50.00%	86,858	86,858	1,151,580	MERVYN’S(2020)

17 PHOENIX, AZ (PEORIA)	ARROWHEAD CROSSING 7553 WEST BELL ROAD	85382	SC	1995	1996	50.00%	346,428	416,606	4,532,592	STAPLES(2009), COMPUSA(2013), MAC FRUGAL’S(2010), BARNES & NOBLE(2011), T.J. MAXX(2011), CIRCUIT CITY(2016), DSW SHOE WAREHOUSE(2017), BASSETT FURNITURE(2009), LINENS ‘N THINGS(2011), FRY’S(NOT OWNED)

18 PHOENIX, AZ (SPE)	PHOENIX SPECTRUM MALL 1703 W. BETHANY HOME RD	85015	SC	1961	2004	20.00%	406,692	923,968	5,317,858	COSTCO WHOLESALE(2020), ROSS DRESS FOR LESS(2013), PETSMART(2019), HARKINS THEATRE(2002), WALMART(NOT OWNED), DILLARD’S(NOT OWNED)

19 PHOENIX, AZ(DEER VALLEY)	DEER VALLEY TOWNE CENTER 2805 WEST AQUA FRIA FREEWAY	85027	SC	1996	2006	100.00%	197,009	459,939	3,112,261	ROSS DRESS FOR LESS(2009), OFFICE MAX(2013), PETSMART(2014), MICHAEL’S(2009), AMC THEATRES(NOT OWNED), TARGET(NOT OWNED)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 2 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

20 PHOENIX, AZ(DV)	DEER VALLEY 4255 W. THUNDERBIRD ROAD	85053	FO	1979	2005	50.00%	81,009	81,009	819,060	MERVYN’S(2020)

21 PHOENIX, AZ(PARADISE)	PARADISE VILLAGE GATEWAY TATUM & SHEA BLVDS.	85028	SC	1997/2004	2003	67.00%	223,161	294,820	4,310,025	BED BATH & BEYOND(2011), ROSS DRESS FOR LESS(2012), PETSMART(2015), STAPLES(2010), ALBERTSONS-OSCO DRUG(NOT OWNED)

22 PHOENIX, AZ(SILVER)	SILVER CREEK PLAZA 4710 E. RAY ROAD	85044	FO	1994	2005	50.00%	76,214	76,214	855,780	MERVYN’S(2020)

23 TUCSON, AZ	SANTA CRUZ PLAZA 3660 SOUTH 16TH AVENUE	85713	FO	1982	2005	50.00%	76,126	76,126	513,060	MERVYN’S(2020)

Arkansas

24 FAYETTEVILLE, AR	SPRING CREEK CENTRE 464 E. JOYCE BOULEVARD	72703	SC	1997/1999/2000/2001	1997	14.50%	262,827	590,161	3,093,826	T.J. MAXX(2011), BEST BUY(2017), GOODY’S(2013), OLD NAVY(2010), BED BATH & BEYOND(2009), WAL-MART SUPER CENTER(NOT OWNED), HOME DEPOT(NOT OWNED)

25 FAYETTEVILLE, AR(STEELE)	STEELE CROSSING 3533-3595 N. SHILOH DR	72703	SC	2003	2003	14.50%	50,314	261,665	1,005,371	KOHL’S(NOT OWNED), TARGET(NOT OWNED)

26 N. LITTLE ROCK, AR	MCCAIN PLAZA 4124 EAST MCCAIN BOULEVARD	72117	SC	1991/2004	1994	100.00%	295,013	295,013	1,959,563	BED BATH & BEYOND(2013), T.J. MAXX(2009), CINEMARK(2011), BURLINGTON COAT FACTORY(2014), MICHAEL’S(2014), SPORTS AUTHORITY(2013)

27 RUSSELLVILLE, AR	VALLEY PARK CENTRE 3093 EAST MAIN STREET	72801	SC	1992	1994	100.00%	205,429	205,429	1,464,756	HOBBY LOBBY(2016), STAGE(2010), J.C. PENNEY(2012)

Brazil

28 BRASILLA	PATIO BRASIL SHOPPING SCS QUADRA 07 BL A	70307-902	SC	1997/2001	2006	4.85%	329,630	361,814	10,592,498	LOJAS AMERICANAS(2999), OTOCH(2007), RIACHUELO(2007), C&A(NOT OWNED), RENNER(2011), CENTAURO(2007)

29 CAMPINAS (SAN PAULO)	PARQUE DOM PEDRO AV. GUILHERME CAMPOS, 500	01387-001	SC	2001	2006	48.27%	1,367,064	1,396,587	21,271,498	LOJAS AMERICANAS(2014), CASAS BAHIA(2011), CENTAURO(2012), MARISA(2016), BIG(2021), ETNA(2015), PERNAMBUCANAS(2012), RIACHUELO(2012), C&A(NOT OWNED), ZARA(2014), RENNER(2014), FNAC(2012), LUSTRES YAMAMURA(2011), CENTER LIDER(2009),

30 ESTRADA DO CAMPO LIMPO(CLIMPO)	SHOPPING CAMPO LIMPO ESTRADA DO CAMPO LIMPO 459	05777-001	SC	2005	2006	9.32%	215,386	215,386	1,952,987	C&A(2016), MARISA(2016), COMPRE BEM(2012), CASAS BAHIA(2011)

31 FRANCA	FRANCA SHOPPING AV. RIO NEGRO, 1100	14406-901	SC	1993	2006	30.06%	194,454	194,454	1,408,105	C&A(2016), CASAS BAHIA(2009), MAGAZINE LUIZA(2010), LOJAS AMERICANAS(2014), C&C(2011)

32 SAO BERNARDO DO CAMPO (METROP)	SHOPPING METROPOLE PRACA SAMUEL SABATINE, 200	09750-902	SC	1980/95/97	2006	4.66%	273,617	273,617	7,310,718	LOJAS AMERICANAS(2007), RENNER(2007)

33 SAO PAULA (PENHA)	SHOPPING PENHA RUA DR JOAO RIBEIRO, 304	03634-010	SC	1992/2004	2006	34.10%	320,897	320,897	5,032,965	MARISA & FAMILIA(2014), SONDA(2014), LOJAS AMERICANAS(2013), KALUNGA(2010), C&A(2014)

34 SAO PAULO (BOAVISTA)	BOAVISTA SHOPPING RUA BORBA GATO, 59	04747-030	SC	2004	2006	46.61%	279,932	279,932	3,023,762	C&A(2014), MARISA & FAMILIA(2014), SONDA(2999)

35 SAO PAULO (SUL)	PLAZA SUL PRACA LEONOR KAUPA	04151-100	SC	1994	2006	9.32%	265,323	307,760	6,791,170	LOJAS AMERICANAS(2011), C&A(NOT OWNED), LUIGI BERTOLLI(2007), CAMICADO(2010), MONDAY ACADEMIA(2009), RENNER(2010), DEPAMERICANAS(2011), DEPOSITO VIVENDA DO CAMARAO(2007), DEP SHOEBIZ(2007)

36 SAU PAULO (TIVOLI)	TIVOLI SHOPPING AV. SANTA BARBARA, 777	13456-080	SC	1993/2006	2006	11.65%	221,911	237,504	2,401,498	LOJAS AMERICANAS(2014), UNIMED(2010), MAGAZINE LUIZA(2008), C&A(NOT OWNED), C&C(2011), PAULISTAO(2016)

California

37 ANAHEIM, CA	ANAHEIM HILLS FESTIVAL CENTER 8100 E SANTA CANYON ROAD	92808	FO	1992	2005	50.00%	77,883	77,883	1,301,520	MERVYN’S(2020)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 3 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

38 ANTIOCH, CA	COUNTY EAST SHOPPING CENTER 2602 SOMERSVILLE ROAD	94509	FO	1970	2005	50.00%	75,339	75,339	1,181,160	MERVYN’S(2020)

39 BUENA PARK, CA (MALL & ENT)	BUENA PARK MALL AND ENTERTAIN 100 BUENA PARK	90620	SC	1965	2004	20.00%	723,988	1,131,651	9,184,925	CIRCUIT CITY(2018), DSW SHOE WAREHOUSE(2013), ROSS DRESS FOR LESS(2010), BED BATH & BEYOND(2011), STEVE & BARRY’S(2014), KOHL’S(2024), KRIKORIAN PREMIER THEATRES(2023), MICHAEL’S(2014), WALMART(NOT OWNED), SEARS(NOT OWNED)

40 BURBANK, CA	BURBANK TOWN CENTER 245 E MAGNOLIA BLVD	91502	GL	1991	2005	50.00%	89,182	89,182	1,624,860	MERVYN’S(2020)

41 CHINO, CA	CHINO TOWN SQUARE SHOPPING 5517 PHILADELPHIA	91710	FO	1986	2005	50.00%	81,282	81,282	870,060	MERVYN’S(2020)

42 CLOVIS, CA	SIERRA VISTA MALL 1000 SHAW AVENUE	93612	GL	1988	2005	50.00%	75,088	75,088	714,000	MERVYN’S(2020)

43 CULVER CITY, CA	CIRCUIT CITY — CULVER CITY 5660 SEPULVEDA BLVD	90230	SC	1998	2007	100.00%	32,873	32,873	680,062	CIRCUIT CITY(2018)

44 EL CAJON, CA	WESTFIELD SHOPPING TOWN 565 FLETCHER PARKWAY	92020	GL	1989	2005	50.00%	85,744	85,744	1,253,580	MERVYN’S(2020)

45 FAIRFIELD, CA	WESTFIELD SOLANO MALL 1451 GATEWAY BLVD.	94533	FO	1981	2005	50.00%	89,223	89,223	1,625,880	MERVYN’S(2020)

46 FOLSOM, CA	FOLSOM SQUARE 1010 E. BIDWELL STREET	95630	FO	2003	2005	50.00%	79,080	79,080	1,154,640	MERVYN’S(2020)

47 FOOTHILL RANCH, CA	FOOTHILLS RANCH TOWN CENTRE 26732 PORTOLA PARKWAY	92610	FO	1993	2005	50.00%	77,934	77,934	1,050,600	MERVYN’S(2020)

48 GARDEN GROVE, CA	GARDEN GROVE CENTER 13092 HARBOR BLVD.	92843	FO	1982	2005	50.00%	83,746	83,746	752,760	MERVYN’S(2020)

49 LANCASTER, CA (DISCOUNT)	VALLEY CENTRAL — DISCOUNT 44707-44765 VALLEY CENTRAL WAY	93536	SC	1990	2000	20.00%	353,483	483,787	3,793,309	WAL-MART(2010), MARSHALL’S(2007), CIRCUIT CITY(2011), STAPLES(2008), CINEMARK(2017), 99 CENTS ONLY(2014), COSTCO(NOT OWNED)

50 LOMPAC, CA	MISSION PLAZA 1600 N H STREET	93436	FO	1992	2005	50.00%	62,523	62,523	350,880	MERVYN’S(2020)

51 LONG BEACH, CA (PIKE)	THE PIKE 95 SOUTH PINE AVE	90802	SC	2005	1 *	100.00%	220,913	254,452	3,212,761	CINEMARK(2008), BORDERS(2016), CLUB V2O(2019)

52 MADERA, CA	MADERA 1467 COUNTRY CLUB DRIVE	93638	FO	1990	2005	50.00%	59,720	59,720	200,940	MERVYN’S(2020)

53 NORTH FULLERTON, CA	NORTH FULLERTON 200 IMPERIAL HIGHWAY	92835	FO	1991	2005	50.00%	76,360	76,360	772,140	MERVYN’S(2020)

54 NORTHRIDGE, CA	NORTHRIDGE PLAZA 8800 CORBIN AVE	91324	LH	1980	2005	50.00%	75,326	75,326	542,640	MERVYN’S(2020)

55 OCEANSIDE, CA.	OCEAN PLACE CINEMAS 401-409 MISSION AVENUE	92054	SC	2000	2000	100.00%	80,450	80,450	1,261,907	REGAL CINEMAS(2014)

56 PALMDALE, CA	ANTELOPE VALLEY MALL 1305 W RANCHO VISTA BLVD.	93551	FO	1992	2005	50.00%	76,550	76,550	829,260	MERVYN’S(2020)

57 PASADENA, CA	PASEO COLORADO 280 EAST COLORADO BLVD	91101	LC	2001	2003	100.00%	556,961	556,961	11,283,874	GELSON’S MARKET(2021), LOEHMANN’S(2015), EQUINOX(2017), MACY’S(2010), PACIFIC THEATRES EXHIB. CORP(2016), DSW SHOE WAREHOUSE(2011), J.JILL(2012), PF CHANGS CHINA BISTRO(2016), BOMBAY COMPANY(2011), TOMMY BAHAMA(2011), SEPHORA(2011)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 4 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

58 PLEASANT HILL, CA.	DOWNTOWN PLEASANT HILL 2255 CONTRA COSTA BLVD #101	94523	SC	1999/2000	2001	20.00%	345,930	345,930	6,896,579	ALBERTSON’S(2020), MICHAEL’S(2010), BORDERS(2015), ROSS DRESS FOR LESS(2010), BED BATH & BEYOND(2010), CENTURY THEATRE(2016)

59 PORTERVILLE, CA	PORTERVILLE MARKET PLACE 1275 WEST HENDERSON AVENUE	93257	FO	1991	2005	50.00%	76,378	76,378	515,100	MERVYN’S(2020)

60 REDDING, CA	SHASTA CENTER 1755 HILLTOP DRIVE	96002	FO	1984	2005	50.00%	61,363	61,363	620,160	MERVYN’S(2020)

61 RICHMOND, CA(HILLTOP)	HILLTOP PLAZA 3401 BLUME DRIVE	94803	SC	1996/2000	2002	20.00%	245,774	245,774	3,743,781	OFFICE MAX(2011), PETSMART(2012), ROSS DRESS FOR LESS(2013), BARNES & NOBLE(2011), CIRCUIT CITY(2017), CENTURY THEATRE(2016)

62 SAN DIEGO, CA	SOUTHLAND PLAZA SHOPPING 575 SATURN BLVD.	92154	FO	1982	2005	50.00%	75,207	75,207	1,013,880	MERVYN’S(2020)

63 SAN DIEGO, CA (COLLEGE)	COLLEGE GROVE SHOPPING CENTER 3450 COLLEGE AVENUE	92115	FO	1991	2005	50.00%	73,872	73,872	863,505	MERVYN’S(2021)

64 SAN FRANCISCO, CA (RETAILS)	VAN NESS PLAZA 215 1000 VAN NESS AVENUE	94109	SC	1998	2002	100.00%	123,755	123,755	3,797,368	AMC THEATRE(2030), CRUNCH FITNESS(2008)

65 SANTA MARIA, CA	TOWN CENTER WEST SHOPPING 201 TOWN CENTER WEST	93458	FO	1988	2005	50.00%	84,886	84,886	762,960	MERVYN’S(2020)

66 SANTA ROSA, CA	SANTA ROSA PLAZA 600 SANTA ROSA PLAZA	95401	FO	1981	2005	50.00%	90,348	90,348	1,526,940	MERVYN’S(2020)

67 SLATTEN RANCH, CA	SLATTEN RANCH SHOPPING CENTER 5849 LONE TREE WAY	94531	FO	2002	2005	50.00%	78,819	78,819	1,328,040	MERVYN’S(2020)

68 SONORA, CA	SONORA CROSSROAD SHOPPING 1151 SANGUINETTI ROAD	95370	FO	1993	2005	50.00%	62,214	62,214	733,380	MERVYN’S(2020)

69 TULARE, CA	ARBOR FAIRE SHOPPING CENTER 1675 HILLMAN STREET	93274	FO	1991	2005	50.00%	62,947	62,947	566,100	MERVYN’S(2020)

70 UKIAH, CA	UKIAH 437 NORTH ORCHARD AVENUE	95482	FO	1990	2005	50.00%	58,841	58,841	330,480	MERVYN’S(2020)

71 VALENCIA, CA	MERVYNS VALENCIA 24235 MAGIC MOUNTAIN PKWY	91355	SC	1986	2006	100.00%	75,590	75,590	951,000	MERVYN’S(2035)

72 WEST COVINA, CA	WEST COVINA SHOPPING CENTER 2753 E. EASTLAND CTR DR	91791	GL	1979	2005	50.00%	79,800	79,800	1,545,300	MERVYN’S(2020)

Colorado

73 ALAMOSA, CO	ALAMOSA PLAZA 145 CRAFT DRIVE	81101	SC	1986	1/2 *	100.00%	19,875	161,924	76,417	BIG “R”(NOT OWNED), CITY MARKET, INC.(NOT OWNED)

74 AURORA, CO	PIONEER HILLS 5400-5820 SOUTH PARKER	80012	SC	2003	2003	14.50%	127,215	479,541	2,417,268	BED BATH & BEYOND(2012), OFFICE DEPOT(2017), WAL-MART(NOT OWNED), HOME DEPOT(NOT OWNED)

75 BROOMFIELD, CO (FLATIRON GARD)	FLATIRON MARKETPLACE GARDEN 1 WEST FLATIRON CIRCLE	80021	SC	2001	2003	100.00%	245,182	421,447	5,038,630	NORDSTROM RACK(2011), LINENS ‘N THINGS(2017), BEST BUY(2016), OFFICE DEPOT(2016), GREAT INDOORS(NOT OWNED)

76 DENVER, CO (CENTENNIAL)	CENTENNIAL PROMENADE 9555 E. COUNTY LINE ROAD	80223	SC	1997/2002	1997	100.00%	408,337	529,488	6,859,446	GOLFSMITH GOLF CENTER(2012), SOUNDTRACK(2017), ROSS DRESS FOR LESS(2008), OFFICE MAX(2012), MICHAEL’S(2007), TOYS R US(2011), BORDERS(2017), LOEHMANN’S(2012), RECREATIONAL EQUIPMENT(NOT OWNED), HOME DEPOT(NOT OWNED)

77 DENVER, CO (TAMARAC)	TAMARAC SQUARE 7777 E. HAMPDEN	80231	SC	1976	2001	100.00%	174,780	196,580	1,975,692	REGENCY THEATRES TAMARAC SQ.(2008)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 5 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

78 DENVER, CO (UNIVERSITY)	UNIVERSITY HILLS 2730 SOUTH COLORADO BOULEVARD	80222	SC	1997	2003	100.00%	244,383	244,383	4,113,771	LINENS ‘N THINGS(2013), PIER 1 IMPORTS(2014), OFFICE MAX(2012), KING SOOPERS(2017)

79 FORT COLLINS, CO	MULBERRY AND LEMAY CROSSINGS MULBERRY ST. & S. LEMAY AVE.	80525	SC	2004	2003	100.00%	18,988	316,420	426,662	WAL-MART(NOT OWNED), HOME DEPOT(NOT OWNED)

80 HIGHLAND RANCH, CO	CIRCUIT CITY — HIGHLAND RANCH 8575 SOUTH QUEBEC ST	80130	SC	1998	2007	100.00%	43,480	43,480	443,625	CIRCUIT CITY(2018)

81 LITTLETON, CO	ASPEN GROVE 7301 SOUTH SANTA FE	80120	LC	2002	1 *	100.00%	231,450	255,184	6,676,938	COLDWATER CREEK(2011), TALBOTS(2012),ANN TAYLOR(2012), J.CREW(2012), BANANA REPUBLIC(2012), GAP(2012), WILLIAMS-SONOMA(2014), J.JILL(2012), BOMBAY COMPANY(2012), PIER 1 IMPORTS(2011), JOSEPH A. BANK CLOTHERS(2012), BUCA di BEPPO(2013), CHAMPPS(2022),POTTERY BARN(2014)

82 PARKER, CO (PAVILIONS)	PARKER PAVILIONS 11153-11183 SOUTH PARKER ROAD	80134	SC	2003	2003	14.50%	89,631	409,897	1,592,497	OFFICE DEPOT(2016), WAL-MART(NOT OWNED), HOME DEPOT(NOT OWNED)

83 PARKER, CO(FLATACRES)	FLATACRES MARKETCENTER SOUTH PARKER ROAD	80134	SC	2003	2003	14.50%	116,644	221,520	2,039,793	BED BATH & BEYOND(2014), GART SPORTS(2014), MICHAEL’S(2013), KOHL’S(NOT OWNED)

Connecticut

84 MANCHESTER, CT	MANCHESTER BROAD STREET 286 BROAD STREET	06040	SC	1995/2003	2007	100.00%	68,509	68,509	1,019,564	STOP & SHOP(2028)

85 PLAINVILLE, CT	CONNECTICUT COMMONS I-84 & RTE 9	06062	SC	1999/2001	1 *	14.50%	463,394	566,537	6,095,840	LOWE’S(2019), KOHL’S(2022), DSW SHOE WAREHOUSE(2015), DICK’S SPORTING GOODS(2020), PETSMART(2015), A.C. MOORE(2014), OLD NAVY(2011), LINENS ‘N THINGS(2017), PLAINVILLE THEATRE(NOT OWNED)

86 WATERBURY, CT	NAUGATUCK VALLEY SHOPPING CENT 950 WOLCOTT STREET	06705	SC	2003	2007	15.00%	232,085	383,332	4,349,070	BOB’S STORES(2017), LINENS ‘N THINGS(2017), STOP & SHOP(2021), STAPLES(2018)

87 WINDSOR COURT, CT	WINDSOR COURT SHOPPING CENTER 1095 KENNEDY ROAD	06095	SC	1993	2007	100.00%	78,480	78,480	1,359,283	STOP & SHOP(2013)

Florida

88 APOPKA, FL	PIEDMONT PLAZA 2302-2444 E SEMORAN BLVD	32703	SC	2004	2007	100.00%	148,075	148,075	1,133,158	BEALL’S(2019)

89 BAYONET POINT, FL	POINT PLAZA US 19 & SR 52	34667	SC	1985/2003	1/2 *	100.00%	209,714	209,714	1,368,254	PUBLIX SUPER MARKETS(2010), BEALL’S(2014), T.J. MAXX(2010)

90 BOYNTON BEACH, FL	MEADOWS SQUARE HYPOLUXO RD N. CONGRESS AVE.	33461	SC	1986	2004	100.00%	106,224	106,224	1,418,620	PUBLIX SUPER MARKETS(2011)

91 BOYNTON BEACH, FL(ABERDEEN)	ABERDEEN SQUARE 4966 LE CHALET BLVD	33426	SC	1990	2007	100.00%	70,555	70,555	780,900	PUBLIX SUPER MARKETS(2010)

92 BOYNTON BEACH, FL(COMMONS)	BOYNTON COMMONS (TIAA) 333-399 CONGRESS AVE	33426	SC	1998	2007	15.00%	210,488	210,488	3,143,767	BARNES & NOBLE(2013), PETSMART(2014), SPORTS AUTHORITY(2013), BED BATH & BEYOND(2014)

93 BOYNTON BEACH, FL(VILLAGE)	VILLAGE SQUARE AT GOLF 3775 W WOOLBRIGHT RD	33436	SC	1983/2002	2007	100.00%	126,486	131,466	2,324,947	PUBLIX SUPER MARKETS(2008)

94 BRADENTON, FL(CORTEZ)	CORTEZ PLAZA CORTEZ ROAD WEST AND US HIGHWAY 41	34207	SC	1966/1988	2007	100.00%	289,045	289,045	2,855,253	PUBLIX SUPER MARKETS(2008), BURLINGTON COAT FACTORY(2013), PETSMART(2007), CIRCUIT CITY(2010)

95 BRADENTON, FL(CREEKWOOD)	CREEKWOOD CROSSING 7395 52ND PLACE EAST	34203	SC	2001	2007	100.00%	180,746	284,085	2,457,359	BEALL’S(2016), BEALL’S OUTLET(2014), LIFESTYLE FAMILY FITNESS(2014)

96 BRADENTON, FL(LAKEWOOD)	LAKEWOOD RANCH 1755 LAKEWOOD RANCH BLVD	34211	SC	2001	2007	100.00%	69,471	69,475	771,048	PUBLIX SUPER MARKETS(2021)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 6 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

97 BRANDON, FL	BRANDON BLVD SHOPPES 1930 SR 60 E.	33594	SC	1994	2007	100.00%	85,377	85,377	958,318	PUBLIX SUPER MARKETS(2014)

98 BRANDON, FL (KMART)	KMART SHOPPING CENTER 1602 BRANDON BL	33511	SC	1972/1997/2003	2 *	100.00%	161,900	228,022	790,607	K MART(2012), KANE FURNITURE(NOT OWNED)

99 BRANDON, FL (PLAZA)	LAKE BRANDON PLAZA CAUSEWAY BOULEVARD	33511	SC	1999	2003	14.50%	148,267	196,801	1,908,465	COMPUSA(2017), JO-ANN STORES(2017), PUBLIX SUPER MARKETS(2019), BABIES R US(NOT OWNED)

100 BRANDON, FL (VILLAGE)	LAKE BRANDON VILLAGE CAUSEWAY BOULEVARD	33511	SC	1997/2004	2003	14.50%	113,986	243,641	1,486,624	LINENS ‘N THINGS(2014), SPORTS AUTHORITY(2018), PETSMART(2020), LOWE’S(NOT OWNED)

101 BRANDON, FL(ALBERTSONS)	ALBERTSONS AT BLOOMINGDALE HIL 10817-10863 BLOOMING DALE AVENUE	33569	SC	2002	2007	100.00%	17,400	89,266	590,459

102 BRANDON, FL(LITHIA)	SHOPPES OF LITHIA 3461 LITHIA PINECRES T ROAD	33594	SC	2003	2007	100.00%	71,430	71,430	1,196,238	PUBLIX SUPER MARKETS(2023)

103 CASSELBERRY, FL	CASSELBERRY COMMONS 1455 S. SEMORAN BLVD	32707	SC	1973/1998	2007	100.00%	248,176	248,176	2,023,127	PUBLIX SUPER MARKETS(2007), ROSS DRESS FOR LESS(2013), STEIN MART(2015), PUBLIX SUPER MARKETS(2009)

104 CITRUS HILLS, FL	CITRUS HILLS 2601 FOREST RIDGE BLVD	34442	SC	1994/2003	2007	100.00%	68,927	68,927	752,805	PUBLIX SUPER MARKETS(2014)

105 CLEARWATER, FL	CLEARWATER COLLECTION 21688-21800 US HWY19 NORTH	33765	SC	1995/2005	2007	100.00%	132,023	132,023	1,812,000	LA FITNESS INTERNATIONAL(2022), FLOOR & DECOR(2017)

106 CRYSTAL RIVER, FL	CRYSTAL SPRINGS SHOPPING CENTE 6760 W GULF TO LAKE	34429	SC	2001	2007	100.00%	66,986	66,986	749,240	PUBLIX SUPER MARKETS(2021)

107 CRYSTAL RIVER, FL (RIVER)	CRYSTAL RIVER PLAZA 420 SUN COAST HWY	33523	SC	1986/2001	1/2 *	100.00%	160,135	160,135	772,106	BEALL’S(2012), BEALL’S OUTLET(2011)

108 DANIA BEACH, FL	BASS PRO OUTDOOR WORLD 200 GULF STREAM WAY	33004	SC	1999	2007	100.00%	165,000	165,000	1,600,000	BASS PRO OUTDOOR WORLD(2014)

109 DANIA, FL	SHERIDAN SQUARE 401-435 E. SHERIDAN STREET	33004	SC	1991	2007	100.00%	67,475	67,475	828,209	PUBLIX SUPER MARKETS(2011)

110 DAVIE, FL	PARADISE PROMENADE 5949-6029 STIRLING ROAD	33314	SC	2004	2007	100.00%	70,271	70,271	901,583	PUBLIX SUPER MARKETS(2023)

111 DAYTONA BEACH, FL	VOLUSIA 1808 W. INTERNATIONAL SPEEDWAY	32114	SC	1984	2001	100.00%	76,087	76,087	933,847	MARSHALLS(2010)

112 DAYTONA BEACH, FL(KB HOMES)	KB HOMES 1610 W INTERNATIONAL SPEEDWAY PARKWAY	32114	SC	1998	2007	100.00%	22,255	22,255	210,000	KB HOMES(2010)

113 DAYTONA BEACH, FL(PETSMART)	PETSMART — DAYTONA BEACH 1900 W INTERNATIONAL SPEEDWAY PARKWAY	32114	SC	1996	2007	100.00%	26,194	26,194	359,664	PETSMART(2021)

114 DEERFIELD BEACH, FL	HILLSBORO SQUARE (TIAA) HILLSBORO BLVD & HIGHWAY ONE	33441	SC	1978/2002	2007	15.00%	145,472	154,232	1,945,121	PUBLIX SUPER MARKETS(2022)

115 ENGLEWOOD, FL	ROTONDA PLAZA 5855 PLACIDA ROAD	34224	SC	1991	2004	100.00%	46,835	46,835	452,756	KASH N KARRY(2011)

116 FT. MEYERS, FL	MARKET PLACE (TIAA) 13300 SOUTH CLEVELAND AVENUE	33919	SC	2004	2007	15.00%	107,445	107,445	1,707,626	AMERICAN SIGNATURE(2014), TOTAL WINE & MORE(2016), DSW SHOE WAREHOUSE(2016)

117 FT. MEYERS, FL(CYPRESS)	CYPRESS TRACE (TIAA) CYPRESS LAKE DRIVE & US 41	33907	SC	2004	2007	15.00%	276,288	276,288	2,759,225	BEALL’S(2010), STEIN MART(2013), BEALL’S OUTLET(2010), ROSS DRESS FOR LESS(2012)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 7 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

118 FT. WALTON BEACH, FL	SHOPPES AT PARADISE POINTE US HWY 98 AND PERRY AVE	32548	SC	1987/2000	2007	100.00%	83,929	83,929	1,076,914	PUBLIX SUPER MARKETS(2021)

119 GULF BREEZE, FL	GULF BREEZE MARKETPLACE 3749-3767 GULF BREEZE PARKWAY	32561	SC	1998	2003	100.00%	29,827	333,654	417,288	LOWE’S(NOT OWNED), WAL-MART(NOT OWNED)

120 HIALEAH, FL	PARAISO PLAZA 3300-3350 W. 80TH ST	33018	SC	1997	2007	100.00%	60,712	60,712	872,755	PUBLIX SUPER MARKETS(2017)

121 JACKSONVILLE, FL	JACKSONVILLE REGIONAL 3000 DUNN AVENUE	32218	SC	1988	1995	100.00%	219,735	295,752	1,395,630	J.C. PENNEY(2012), WINN DIXIE STORES(2009)

122 JACKSONVILLE, FL(ARLINGTON RD)	ARLINGTON ROAD PLAZA 926 ARLINGTON ROAD	32211	SC	1990/1999	2004	100.00%	182,098	182,098	916,764	FOOD LION(2010)

123 KISSIMMEE, FL(COLUMBIA)	COLUMBIA PROMENADE 1251-63 W COLUMBIA	34741	SC	2000	2007	100.00%	65,883	67,201	823,437	PUBLIX SUPER MARKETS(2020)

124 KISSIMMEE, FL(CVS)	CVS PHARMACY #5040-01 3300 S. ORANGE BLOSSOM TRAIL	34746	SC	1997	2007	100.00%	9,504	9,504	220,316

125 KISSIMMEE, FL(LAKEVIEW)	LAKEVIEW PLAZA 2310 FORTUNE ROAD	34744	SC	1998	2007	100.00%	54,788	54,788	598,199	PUBLIX SUPER MARKETS(2017)

126 LAKE MARY, FL	SHOPPES AT LAKE MARY (TIAA) 4155 WEST LAKE MARY BLVD	32746	SC	2001	2007	15.00%	73,343	74,331	1,792,910	STAPLES(2015)

127 LAKE WALES, FL	SHOPPES ON THE RIDGE HIGHWAY 27 & CHALET SUZANNE ROAD	33859	SC	2003	2007	100.00%	115,671	115,671	1,463,954	PUBLIX SUPER MARKETS(2023)

128 LAKELAND, FL (HIGHLANDS)	HIGHLANDS PLAZA SHOPPING CTR 2228 LAKELANDS HIGHLAND ROAD	33803	SC	1990	2004	100.00%	102,572	102,572	803,907	WINN DIXIE STORES(2017)

129 LARGO, FL	COLONIAL PROMENADE BARDMOOR CE 10801 STARKEY ROAD	33777	SC	1991	2007	100.00%	152,667	165,607	1,849,991	PUBLIX SUPER MARKETS(2011)

130 LAUDERHILL, FL	UNIVERSAL PLAZA (TIAA) 7730 WEST COMMERCIAL	33351	SC	2002	2007	15.00%	49,505	49,505	1,074,329

131 MARIANNA, FL	THE CROSSROADS 2814-2822 HIGHWAY 71	32446	SC	1990	1/2 *	100.00%	63,894	63,894	299,740	BEALL’S(2008)

132 MELBOURNE, FL	MELBOURNE SHOPPING CENTER 1301-1441 S BABCOCK	32901	SC	1960/1999	2007	100.00%	204,217	204,218	1,402,863	BIG LOTS(2009), PUBLIX SUPER MARKETS(2019)

133 MIAMI, FL	THE SHOPS OF MIDTOWN 3401 N. MIAMI AVENUE	33127	SC	2006	1 *	100.00%	266,802	266,802	1,558,056	CIRCUIT CITY(2022), LINENS ‘N THINGS(2017), MARSHALLS(2017), TARGET(2027), WEST ELM(2019)

134 MIAMI, FL(PARAISO)	PLAZA DEL PARAISO 12100 SW 127TH AVE	33186	SC	2003	2007	100.00%	82,441	82,441	1,283,059	PUBLIX SUPER MARKETS(2023)

135 MIRAMAR, FL	RIVER RUN MIRAMAR PARKWAY AND PALM AVENUE	33025	SC	1989	2007	100.00%	93,643	106,828	1,138,032	PUBLIX SUPER MARKETS(2009)

136 NAPLES, FL	CARILLON PLACE 5010 AIRPORT ROAD NORTH	33942	SC	1994	1995	14.50%	267,808	283,208	2,956,472	WAL-MART(2014), T.J. MAXX(2009), CIRCUIT CITY(2015), ROSS DRESS FOR LESS(2010), BEALL’S(2009), OFFICE MAX(2010)

137 NAPLES, FL(COUNTRY)	COUNTRYSIDE 4025 SANTA BARBARA	34104	SC	1997	2007	100.00%	73,986	73,986	824,087	WINN DIXIE STORES(2017)

138 NEW TAMPA, FL	NEW TAMPA COMMONS BRUCE B DOWNS & DONNA MICHELLE	33647	SC	2005	2007	100.00%	10,000	10,000	329,960
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 8 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

139 NEWPORT RICHEY, FL	SHOPPES OF GOLDEN ACRES 9750 LITTLE ROAD	34654	SC	2002	2007	100.00%	143,289	143,289	1,916,360	PUBLIX SUPER MARKETS(2022)

140 OCALA, FL	STEEPLECHASE PLAZA 8585 STATE ROAD 200	34481	SC	1993	2007	100.00%	92,180	92,180	1,007,655	PUBLIX SUPER MARKETS(2013)

141 OCALA, FL(WEST)	OCALA WEST 2400 SW COLLEGE ROAD	32674	SC	1991	2003	100.00%	101,477	101,477	838,799	SPORTS AUTHORITY(2012), HOBBY LOBBY(2016)

142 OCOEE, FL(LAKE OLYMPIA)	LAKE OLYMPIA SQUARE 1501 E SILVERSTAR RD	34761	SC	1995	2007	100.00%	87,456	87,456	1,328,822	WINN DIXIE STORES(2015)

143 OCOEE, FL(WEST OAKS)	WEST OAKS TOWNE CENTER 9537-49 W. COLONIAL	34761	SC	2000	2007	100.00%	66,539	111,623	1,146,462	MICHAEL’S(2010)

144 ORANGE PARK, FL (THE VILLAGE)	THE VILLAGE SHOPPING CENTER 950 BLANDING BOULEVARD	32065	SC	1993/2000	2004	100.00%	72,531	135,473	695,320	BEALL’S(2009), ALBERTSON’S(NOT OWNED)

145 ORLANDO, FL(BRIDGEWATER)	BRIDGEWATER MARKETPLACE 13180 E. COLONIAL DR	32826	SC	1998	2007	100.00%	57,960	57,960	594,879	WINN DIXIE STORES(2018)

146 ORLANDO, FL(CHICKASAW)	CHICKASAW TRAILS SHOPPING CENT 2300 S. CHICKASAW TR	32825	SC	1994	2007	100.00%	75,492	76,067	815,021	PUBLIX SUPER MARKETS(2014)

147 ORLANDO, FL(CIRCUIT)	CIRCUIT CITY PLAZA (TIAA) GOOD HOMES ROAD AND COLONIAL DRIVE	32818	SC	1999	2007	15.00%	78,625	78,625	1,653,333	STAPLES(2015), CIRCUIT CITY(2020)

148 ORLANDO, FL(CONWAY)	CONWAY PLAZA 4400 CURRY FORD ROAD	32812	SC	1985/1999	2007	100.00%	117,723	117,723	1,171,245	PUBLIX SUPER MARKETS(2019)

149 ORLANDO, FL(SAND)	SAND LAKE CORNERS (TIAA) 8111-8481 JOHN YOUNG PARKWAY	32819	SC	1998/2000	2007	15.00%	189,721	207,431	2,255,863	BEALL’S(2014), PETSMART(2014), STAPLES(2014)

150 ORLANDO, FL(SKYVIEW)	SKYVIEW PLAZA 7801 ORANGE BLOSSOM TRAIL	32809	SC	1994/1998	2007	100.00%	281,244	281,244	2,749,873	PUBLIX SUPER MARKETS(2008), OFFICE DEPOT(2008), K MART(2009), CIRCUIT CITY(2008)

151 ORMOND BEACH, FL	ORMOND TOWNE SQUARE 1458 WEST GRANADA BLVD	32174	SC	1993	1994	100.00%	234,042	234,042	1,954,539	BEALL’S(2018), ROSS DRESS FOR LESS(2016), PUBLIX SUPER MARKETS(2013)

152 OVIEDO, FL	OVIEDO PARK CROSSING RTE 417 & RED BUG LAKE ROAD	32765	SC	1999	1 *	20.00%	186,212	321,249	2,020,892	OFFICE MAX(2014), ROSS DRESS FOR LESS(2010), MICHAEL’S(2009), T.J. MAXX(2010), LINENS ‘N THINGS(2011), LOWE’S(NOT OWNED)

153 PALM BEACH GARDENS, FL	NORTHLAKE COMMONS NORTHLAKE BLVD	33403	SC	1987/2003	2007	100.00%	144,435	147,277	1,781,008	ROSS DRESS FOR LESS(2014)

154 PALM HARBOR, FL	THE SHOPPES OF BOOT RANCH 300 EAST LAKEROAD	34685	SC	1990	1995	100.00%	52,395	229,188	973,906	ALBERTSON’S(NOT OWNED), TARGET(NOT OWNED)

155 PALM HARBOR, FL(BROOKER)	PUBLIX BROOKER CREEK 36301 E.LAKE ROAD	34685	SC	1994	2007	100.00%	77,596	77,596	1,031,619	PUBLIX SUPER MARKETS(2014)

156 PEMBROKE PINES, FL	FLAMINGO FALLS 2000-2216 N.FLAMINGO ROAD	33028	SC	2001	2007	100.00%	108,565	108,565	2,286,975

157 PENSACOLA, FL	PALAFOX SQUARE 8934 PENSACOLA BLVD	32534	SC	1988/1997/1999	1/2 *	100.00%	17,150	236,892	244,697	WALMART(NOT OWNED)

158 PLANT CITY, FL	PLANT CITY CROSSING SWC OF INTERSTATE 4 & THONOTOSASSA ROAD	33563	SC	2001	2007	100.00%	85,252	85,252	1,119,178	PUBLIX SUPER MARKETS(2021)

159 PLANT CITY, FL(LAKE)	LAKE WALDEN SQUARE 105-240 W ALEXANDER	33566	SC	1992	2007	100.00%	261,897	261,897	1,593,588	KASH N KARRY(2012), CINEMA 8(2007)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 9 of 37 Quarter: 1Q07

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

160 PLANTATION, FL(FOUNTAINS)	FOUNTAINS 801 SOUTH UNIVERSITY DRIVE	33324	SC	1989	2007		100.00%	283,273	349,413	5,775,035	MARSHALLS(2009)

161 PLANTATION, FL(VISION)	VISION WORKS 801 SOUTH UNIVERSITY DRIVE	33324	SC	1989	2007		100.00%	6,891	6,891	159,170

162 SANTA ROSA, FL	WATERCOLOR CROSSING 110 WATERCOLOR WAY	32459	SC	2003	2007		100.00%	43,200	43,200	602,832	PUBLIX SUPER MARKETS(2024)

163 SARASOTA, FL	SARASOTA PAVILION (TIAA) 6511 TAMAIMI TRAIL	34231	SC	1999	2007		15.00%	324,211	336,177	3,795,335	STEIN MART(2009), PUBLIX SUPER MARKETS(2010), MICHAEL’S(2009), OLD NAVY(2010), MARSHALLS(2013), BED BATH & BEYOND(2015), ROSS DRESS FOR LESS(2012), BOOKS-A- MILLION(2011)

164 SILVER SPRINGS SHORES, FL	HEATHER ISLAND PLAZA 7878 SE MARICAMP	34472	SC	2005	2007		100.00%	72,170	72,170	738,651	PUBLIX SUPER MARKETS(2020)

165 SPRING HILL, FL	MARINER SQUARE 13050 CORTEZ BLVD.	34613	SC	1988/1997	1/2	*	100.00%	188,347	392,423	1,631,084	BEALL’S(2011), ROSS DRESS FOR LESS(2014), WALMART(NOT OWNED)

166 ST. PETERSBURG, FL(GATEWAY)	GATEWAY MARKET CENTER (TIAA) 7751-8299 9TH ST N	33702	SC	2000	2007		15.00%	231,106	353,106	2,070,293	T.J. MAXX(2008), PUBLIX SUPER MARKETS(2019), BEALL’S(2021), PETSMART(2013), OFFICE DEPOT(2014)

167 TALLAHASSEE, FL	CAPITAL WEST 4330 WEST TENNESSEE STREET	32312	SC	1994/2004	2003		100.00%	58,386	231,035	456,499	BEALL’S OUTLET(2009), WAL-MART(NOT OWNED)

168 TALLAHASSEE, FL(KILLEARN)	KILLEARN SHOPPING CENTER 3479-99 THOMASVILLE ROAD	32309	SC	1980	2007		100.00%	95,229	95,229	1,126,460	PUBLIX SUPER MARKETS(2011)

169 TALLAHASSEE, FL(SOUTHWOOD)	SOUTHWOOD PLANTATION NWC CAPITAL CIRCLE & BLAIRSTONE ROAD	32301	SC	2003	2007		100.00%	62,840	62,840	745,183	PUBLIX SUPER MARKETS(2023)

170 TAMARAC, FL	MIDWAY PLAZA UNIVERSITY DR & COMMERCIAL BLVD	33321	SC	1985	2007		100.00%	227,209	227,209	2,828,623	ROSS DRESS FOR LESS(2013), PUBLIX SUPER MARKETS(2011)

171 TAMPA, FL (DALE)	NORTH POINTE PLAZA 15001-15233 NORTH DALE MABRY	33618	SC	1990	1/2	*	20.00%	104,460	222,388	1,312,663	PUBLIX SUPER MARKETS(2010), WALMART(NOT OWNED)

172 TAMPA, FL (HORIZON PARK)	HORIZON PARK SHOPPING CENTER 3908 WEST HILLSBOROUGH HIGHWAY	33614	SC	1987/2003	2004		100.00%	215,713	215,713	1,766,067	NORTHERN TOOL(2015), BABIES R US(2008), OFFICE DEPOT(2016), PEARL ARTIST & CRAFT SUPPLY(2007)

173 TAMPA, FL (PALM)	POINTE AT TAMPA PALM 17004-17030 PALM POINTE DRIVE	33647	SC	2003	2007		100.00%	22,898	29,348	473,172

174 TAMPA, FL (WALKS)	WALKS AT HIGHWOOD PRESERVE I ( 18001 HIGHWOODS PRESERVE PARKWAY	33647	SC	2001	2007		15.00%	169,081	178,981	3,620,963	MICHAEL’S(2012), LINENS ‘N THINGS(2017), CIRCUIT CITY(2017)

175 TAMPA, FL (WATERS)	TOWN N’ COUNTRY 7021-7091 WEST WATERS AVENUE	33634	SC	1990	1/2	*	100.00%	132,993	248,374	1,077,174	BEALL’S(2007), KASH N KARRY(2010), WALMART(NOT OWNED)

176 TARPON SPRINGS, FL	TARPON SQUARE 41232 U.S. 19, NORTH	34689	SC	1974/1998	1/2	*	100.00%	198,797	199,447	1,409,808	K MART(2009), BIG LOTS(2012), STAPLES(2013)

177 TEQUESTA, FL	TEQUESTA SHOPPES PLAZA 105 N US HWY 1	33469	SC	1986	2007		100.00%	110,105	110,105	617,383

178 VERO BEACH, FL	CIRCUIT CITY — VERO BEACH 6560 20TH STREET	32966	SC	2001	2007		100.00%	33,243	33,243	530,000	CIRCUIT CITY(2021)

179 WESLEY CHAPEL, FL	SHOPPES AT NEW TAMPA 1920 CR 581	33543	SC	2002	2007		100.00%	158,222	158,222	2,124,624	PUBLIX SUPER MARKETS(2022), BEALL’S(2017)

180 WEST PALM BEACH, FL	PARADISE PLACE (TIAA) 4075 N. HAVERHILL RD	33417	SC	2003	2007		15.00%	89,120	89,120	1,037,221	PUBLIX SUPER MARKETS(2023)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 10 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

181 WEST PASCO, FL	PASCO SQUARE 7201 COUNTY ROAD 54	34653	SC	1986	1/2 *	100.00%	135,421	215,661	823,003	BEALL’S OUTLET(2013), DOLLAR GENERAL(2016), WALMART(NOT OWNED)

182 WINTER PARK, FL(BANK)	BANK FIRST AT WINTER PARK 4270 ALOMA AVENUE	32792	SC	1990	2007	100.00%	3,348	3,348	71,411

183 WINTER PARK, FL(GOLDENROD)	GOLDENROD GROVES 4270 ALOMA AVENUE	32792	SC	1985/1998	2007	100.00%	108,944	108,944	1,091,134	PUBLIX SUPER MARKETS(2010)

184 ZEPHYRHILLS, FL	MERCHANTS SQUARE 7333-7407 GALL BLVD	33541	SC	1993	2007	100.00%	74,837	74,837	557,294	KASH N KARRY(2013)

Georgia

185 ACWORTH, GA	ACWORTH AVENUE 3345 COBB PARKWAY	30101	SC	2001	2007	100.00%	16,130	16,130	285,611

186 ALPHARETTA, GA	JO-ANN FABRICS 965 NORTH POINT DR	30022	SC	2000	2007	100.00%	38,418	38,418	512,880	JO-ANN STORES(2016)

187 ATHENS, GA	ATHENS EAST 4375 LEXINGTON ROAD	30605	SC	2000	2003	100.00%	24,000	218,879	306,840	WAL MART(NOT OWNED)

188 ATLANTA, GA (DULUTH)	PLEASANT HILL PLAZA 1630 PLEASANT HILL ROAD	30136	SC	1990	1994	100.00%	99,025	219,025	636,570	WAL-MART(NOT OWNED)

189 ATLANTA, GA (PERIMETER)	PERIMETER POINTE 1155 MT. VERNON HIGHWAY	30136	SC	1995/2002	1995	14.50%	343,155	352,755	4,817,330	STEIN MART(2010), BABIES R US(2012), SPORTS AUTHORITY(2012), L.A. FITNESS(2016), OFFICE DEPOT(2012), UNITED ARTISTS THEATRE(2015)

190 ATLANTA, GA(ABERNATHY)	ABERNATHY SQUARE 6500 ROSWELL RD	30328	SC	1983/1994	2007	100.00%	131,516	131,516	2,381,919	PUBLIX SUPER MARKETS(2014)

191 ATLANTA, GA(BROOKHAVEN)	BROOKHAVEN 3974 PEACHTREE RD NE	30319	SC	1993	2007	20.00%	65,320	71,320	1,150,261	KROGER(2018)

192 ATLANTA, GA(CORNERS)	CASCADE CORNERS 3425 CASCADE ROAD	30311	SC	1993	2007	20.00%	66,844	66,844	473,016	KROGER(2020)

193 ATLANTA, GA(CROSSING)	CASCADE CROSSING 3695 CASCADE RD SW	30331	SC	1994	2007	20.00%	63,346	63,346	601,284	PUBLIX SUPER MARKETS(2014)

194 AUGUSTA, GA(GOODY’S)	GOODY’S SHOPPING CENTER (TIAA) 2360 GEORGETOWN ROAD	30906	SC	1999	2007	15.00%	22,560	22,560	187,474	GOODY’S(2014)

195 AUGUSTA, GA(SHOPPES)	SHOPPES OF AUGUSTA 254 ROBERT C DANIEL JR. PRKWY	30909	SC	1999/2005	2007	100.00%	21,000	21,000	611,535

196 BUFORD, GA (MILLCREEK)	MARKETPLACE AT MILLCREEK I (TI MALL OF GEORGIA BLVD	30519	SC	2003	2007	15.00%	403,106	403,106	5,366,827	TOYS R US(2015), R.E.I.(2013), BORDERS(2020), OFFICE MAX(2014), LINENS ‘N THINGS(2015), PETSMART(2015), MICHAEL’S(2010), DSW SHOE WAREHOUSE(2013), ROSS DRESS FOR LESS(2013), MARSHALLS(2012)

197 CANTON, GA	HICKORY FLAT VILLAGE 6175 HICKORY FLAT HY	30115	SC	2000	2007	20.00%	74,020	74,020	972,598	PUBLIX SUPER MARKETS(2020)

198 CANTON, GA (RIVER)	RIVERSTONE PLAZA 1451 RIVERSTONE PARKWAY	30114	SC	1998	2007	100.00%	302,131	331,820	3,386,011	GOODY’S(2010), MICHAEL’S(2012), ROSS DRESS FOR LESS(2013), BELK(2018), PUBLIX SUPER MARKETS(2018)

199 CARTERSVILLE, GA	BARTOW MARKETPLACE (TIAA) 215 MARKETPLACE BLVD	30121	SC	1995	2007	15.00%	375,067	375,067	2,448,431	WAL-MART(2015), LOWE’S(2015)

200 CHAMBLEE, GA	CHAMBLEE PLAZA PEACHTREE INDUSTRIAL BOULEVARD	30341	SC	1976	2003	100.00%	175,969	175,969	885,415
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 11 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

201 COLUMBUS, GA	BRADLEY PARK CROSSING 1591 BRADLEY PARK DRIVE COLUMB	31904	SC	1999	2003	100.00%	119,786	242,786	1,369,645	GOODY’S(2011), PETSMART(2015), MICHAEL’S(2009), TARGET(NOT OWNED)

202 CUMMING, GA	SHARON GREENS 1595 PEACHTREE PKWY	30041	SC	2001	2007	100.00%	98,317	101,317	1,157,432	KROGER(2021)

203 CUMMING, GA (MARKETPLACE)	CUMMING MARKETPLACE MARKETPLACE BOULEVARD	30041	SC	1997/1999	2003	100.00%	308,557	652,642	3,765,981	GOODY’S(2012), LOWE’S(2019), MICHAEL’S(2010), OFFICE MAX(2013), HOME DEPOT(NOT OWNED), WAL MART(NOT OWNED)

204 DECATUR, GA(FLAT SHOALS)	FLAT SHOALS CROSSING 3649 FLAKES MILL RD	30034	SC	1994	2007	20.00%	69,699	69,699	705,615	PUBLIX SUPER MARKETS(2013)

205 DECATUR, GA(HAIRSTON)	HAIRSTON CROSSING 2075 S HAIRSTON ROAD	30035	SC	2002	2007	100.00%	57,884	57,884	664,948	PUBLIX SUPER MARKETS(2022)

206 DOUGLASVILLE, GA	DOUGLASVILLE MARKETPLACE 6875 DOUGLAS BOULEVARD	30135	SC	1999	2003	100.00%	86,158	261,353	1,450,285	BABIES R US(2011), BEST BUY(2015), LOWES(NOT OWNED)

207 DOUGLASVILLE, GA(MARKET)	MARKET SQUARE 9503-9579 HIGHWAY 5	30135	SC	1974/1990	2007	100.00%	121,766	128,266	1,515,360	OFFICE DEPOT(2013)

208 DOUGLASVILLE, GA(PAVILION)	DOUGLAS PAVILION (TIAA) 2900 CHAPEL HILL RD	30135	SC	1998	2007	15.00%	267,010	370,010	2,898,824	PETSMART(2014), OFFICE MAX(2013), MARSHALLS(2008), GOODY’S(2013), ROSS DRESS FOR LESS(2012), HUDSON’S FURNITURE SHOWROOM(2014)

209 DULUTH, GA (VENTURE)	VENTURE POINTE I (TIAA) 2050 W. LIDDELL RD.	30096	SC	1996	2007	15.00%	335,420	335,420	2,800,819	HOBBY LOBBY(2011), BABIES R US(2014), ASHLEY FURNITURE HOMESTORE(2012), GOODY’S(2011), GOLFSMITH GOLF CENTER(2012), KOHL’S(2022)

210 DULUTH, GA(SOFA)	SOFA EXPRESS 3480 STEVE REYNOLDS BLVD	30096	SC	2004	2007	100.00%	20,000	20,000	325,000

211 DULUTH, GA, GA(PLEASANT)	PLEASANT HILL (TIAA) 2205 PLEASANT HILL	30096	SC	1997/2000	2007	15.00%	282,137	282,137	3,353,588	BARNES & NOBLE(2012), TOYS R US(2008), JO-ANN STORES(2011), STAPLES(2014), J.C. PENNEY(2012), OLD NAVY(2009)

212 ELLENWOOD, GA	SHOPPES OF ELLENWOOD EAST ATLANTA ROAD & FAIRVIEW ROAD	30294	SC	2003	2007	100.00%	67,721	67,721	972,197	PUBLIX SUPER MARKETS(2023)

213 FAYETTEVILLE, GA (PAVILION)	FAYETTE PAVILION I (TIAA) NEW HOPE ROAD & GA HWY 85	30214	SC	1995/2002	2007	15.00%	1,280,938	1,529,435	11,723,216	H.H. GREGG APPLIANCES(2018), WAL-MART(2016), GOODY’S(2016), BED BATH & BEYOND(2013), SPORTS AUTHORITY(2012), T.J. MAXX(2008), PUBLIX SUPER MARKETS(2016), BELK(2015), SEASONAL CONCEPTS(2014), BEST BUY(2013), HUDSON’S FURNITURE SHOWROOM(2016), OLD NAVY(2010), ROSS DRESS FOR LESS(2012), TOYS R US(2010), CINEMARK(2018), MARSHALLS(2011), PETSMART(2016), KOHL’S(2022), JO-ANN STORES(2012), DICK’S SPORTING GOODS(2016)

214 FLOWERY BRANCH, GA	CLEARWATER CROSSING 7380 SPOUT SPRINGS ROAD	30542	SC	2003	2007	100.00%	90,566	90,566	1,108,929	KROGER(2023)

215 GAINESVILLE, GA	ECKERD DRUG STORE #0444 599 S. ENOTA DRIVE	30501	SC	1997	2007	100.00%	10,594	10,594	178,016

216 HIRAM, GA	HIRAM PAVILION I (TIAA) 5220 JIMMY LEE SMITH PARKWAY	30141	SC	2002	2007	15.00%	363,695	568,715	3,842,313	ROSS DRESS FOR LESS(2012), MICHAEL’S(2012), MARSHALLS(2011), KOHL’S(2022), GOODY’S(2016), LINENS ‘N THINGS(2017)

217 KENNESAW, GA (BARRETT)	BARRETT PAVILION I (TIAA) 740 BARRETT PARKWAY	30144	SC	1998	2007	15.00%	440,523	672,377	6,392,004	AMC THEATRE(2019), HOMEGOODS(2013), SCHOOL BOX, THE(2010), GOODY’S(2011), GOLFSMITH GOLF CENTER(2013), H.H. GREGG APPLIANCES(2018), JO-ANN STORES(2011)

218 KENNESAW, GA(TOWN)	TOWN CENTER COMMONS 725 EARNEST BARRETT PARKWAY	30144	SC	1998	2007	100.00%	72,108	159,758	1,015,607	J.C. PENNEY(2008)

219 LAFAYETTE, GA	LAFAYETTE CENTER 1109 NORTH MAIN STREET	30728	SC	1990	2003	100.00%	75,622	78,422	459,569	FARMERS HOME FURNITURE(2009)

220 LAWRENCEVILLE, GA	FIVE FORKS VILLAGE 850 DOGWOOD ROAD	30044	SC	1990	2003	10.00%	89,064	89,064	483,363
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Appendix — Property Listing 1.0
Does Not Include Service Merchandise Interests

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 12 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

221 LAWRENCEVILLE, GA(ECKERD)	ECKERD DRUG STORE #3449 1545 LAWRENCEVILLE HIGHWAY	30044	SC	1997	2007	100.00%	9,504	9,504	184,328

222 LAWRENCEVILLE, GA(SPRINGFIELD)	SPRINGFIELD PARK 665 DULUTH HIGHWAY	30045	SC	1992/2000	2007	100.00%	105,321	105,321	1,063,156	HOBBY LOBBY(2011)

223 LILBURN, GA (FIVE FORKS)	FIVE FORKS CROSSING 3055 FIVE FORKS TRICKUM ROAD	30047	SC	2000/2001	2003	10.00%	73,910	73,910	700,530	KROGER(2012)

224 LITHONIA, GA	STONECREST MARKETPLACE (TIAA) TURNER HILL ROAD AND MALL PARKWAY	30038	SC	2002	2007	15.00%	264,644	264,644	3,612,762	STAPLES(2017), BABIES R US(2018), LINENS ‘N THINGS(2018), DSW SHOE WAREHOUSE(2013), ROSS DRESS FOR LESS(2013), MARSHALLS(2012)

225 LITHONIA, GA (THE SHOPS AT TURNER	THE SHOPS AT TURNER HILL 8200 MALL PARKWAY	30038	SC	2004	2003	14.50%	113,675	293,670	1,658,823	BEST BUY(2018), BED BATH & BEYOND(2013), TOYS R US(NOT OWNED), SAM’S CLUB(NOT OWNED)

226 LOGANVILLE, GA	MIDWAY PLAZA 910 ATHENS HWY	30052	SC	1995	2003	20.00%	91,196	91,196	995,879	KROGER(2016)

227 MACON, GA (EISENHOWER)	EISENHOWER CROSSING I (TIAA) 4685 PRESIDENTIAL PARKWAY	31206	SC	2002	2007	15.00%	479,200	536,224	5,050,497	KROGER(2022), H.H. GREGG APPLIANCES(2036), PETSMART(2017), STAPLES(2016), MICHAEL’S(2011), ROSS DRESS FOR LESS(2012), BED BATH & BEYOND(2012), GOODY’S(2016), OLD NAVY(2011), MARSHALLS(2011), DICK’S SPORTING GOODS(2017)

228 MACON, GA(DAVID’S)	EISENHOWER OUTLOT (DAVID’S BRI 4685 PRESIDENTIAL PARKWAY	31206	SC	2004	2007	15.00%	14,000	14,000	250,375

229 MACON, GA(K-MART)	K-MART 1901 PAUL WALSH DR.	31206	SC	2000	2007	100.00%	102,098	102,098	0

230 MADISON, GA	BEACON HEIGHTS 1462-1532 EATONTON ROAD	30650	SC	1989	2003	100.00%	85,105	85,105	481,872	INGLES(2010)

231 MARIETTA, GA	TOWN CENTER PRADO 2609 BELLS FERRY ROAD	30066	SC	1995/2002	1995	14.50%	316,786	326,683	3,871,947	STEIN MART(2007), ROSS DRESS FOR LESS(2013), PUBLIX SUPER MARKETS(2015), CRUNCH FITNESS(2011)

232 MARIETTA, GA(BLOCKBUSTER)	BLOCKBUSTER 1748 POWDER SPRINGS	30064	SC	1994	2007	20.00%	6,500	6,500	128,960

233 MARIETTA, GA(ECKERD)	ECKERD DRUG STORE #0234 731 WHITLOCK AVE	30064	SC	1997	2007	100.00%	10,880	10,880	183,507

234 MCDONOUGH, GA	MCDONOUGH MARKETPLACE (LP-II) NE CORNER 175 & HIGHWAY 20	30253	SC	2003	2005	14.50%	53,158	360,729	820,049	OFFICE DEPOT(2016), WALMART(NOT OWNED), LOWES(NOT OWNED)

235 MCDONOUGH, GA(DOW)	SHOPPES AT LAKE DOW 900-938 HIGHWAY 81 E	30252	SC	2002	2007	100.00%	73,271	73,271	812,730	PUBLIX SUPER MARKETS(2022)

236 MORROW, GA (SOUTHLAKE)	SOUTHLAKE PAVILION (TIAA) 1912 MT ZION ROAD	30260	SC	1996/2001	2007	15.00%	530,066	644,614	5,054,233	CIRCUIT CITY(2017), ROSS DRESS FOR LESS(2011), BARNES & NOBLE(2013), ASHLEY FURNITURE HOMESTORES(2012), WORLD GYM(2017), STAPLES(2015), OLD NAVY(2011), GOODY’S(2016), H.H. GREGG APPLIANCES(2018), COMPUSA(2012)

237 NEWNAN, GA	NEWNAN CROSSING 955-1063 BULLSBORO DRIVE NEWNA	30264	SC	1995	2003	100.00%	156,497	426,723	1,321,515	LOWE’S(2015), BELKS(NOT OWNED), WALMART(NOT OWNED)

238 NEWNAN, GA(PAVILION)	NEWNAN PAVILION (TIAA) 1074 BULLSBORO DR	30265	SC	1998	2007	15.00%	459,599	459,599	3,803,925	OFFICE MAX(2013), PETSMART(2015), GOODY’S(2009), CIRCUIT CITY(2016), HOME DEPOT(2019), ROSS DRESS FOR LESS(2012), KOHL’S(2022)

239 NORCROSS, GA	JONES BRIDGE PLAZA 5075 PEACHTREE PKWY	30092	SC	1999	2007	100.00%	83,363	83,363	803,596	INGLES(2019)

240 ROME, GA	CIRCUIT CITY — ROME 2700 MARTHA BERRY HIGHWAY NE	30165	SC	2001	2007	100.00%	33,056	33,056	420,000	CIRCUIT CITY(2021)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Appendix — Property Listing 1.0
Does Not Include Service Merchandise Interests

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 13 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

241 ROSWELL, GA (SANDY)	SANDY PLAINS VILLAGE I GEORGIA HWY 92 AND SANDY PLAINS ROAD	30075	SC	1978/1995	2007	100.00%	177,599	177,599	1,789,613	KROGER(2010), STEIN MART(2009)

242 ROSWELL, GA(STONEBRIDGE)	STONEBRIDGE SQUARE (TIAA) 610-20 CROSSVILLE RD	30075	SC	2002	2007	15.00%	160,104	162,832	1,988,976	LINENS ‘N THINGS(2011), KOHL’S(2022)

243 SMYRNA, GA	HERITAGE PAVILION (TIAA) 2540 CUMBERLAND BLVD	30080	SC	1995	2007	15.00%	262,961	262,961	2,539,632	PETSMART(2016), ROSS DRESS FOR LESS(2016), AMERICAN SIGNATURE(2018), T.J. MAXX(2010), MARSHALLS(2011)

244 SNELLVILLE, GA(COMMONS)	PRESIDENTIAL COMMONS 1630-1708 SCENIC HWY	30078	SC	2000	2007	100.00%	371,586	371,586	4,526,549	JO-ANN STORES(2014), KROGER(2018), STEIN MART(2008), CIRCUIT CITY(2019), HOME DEPOT(2023)

245 SNELLVILLE, GA(ECKERD)	ECKERD DRUG STORE #2320 3295 CENTERVILLE HWY	30039	SC	1997	2007	100.00%	10,594	10,594	199,601

246 STOCKBRIDGE, GA(FREEWAY)	FREEWAY JUNCTION 3797-3879 HIGHWAY 138 SE STOCK	30281	SC	1988	2003	100.00%	162,778	162,778	856,595	FRED’S(2013), NORTHERN TOOL(2015), FARMERS HOME FURNITURE(2011), GOODWILL(2011)

247 STOCKBRIDGE, GA(PIKE)	PIKE NURSERIES-STOCKBRIDGE GA STOCKBRIDGE-PIKE	30281	SC	1997	2003	100.00%	0	10,800	244,145

248 STONE MOUNTAIN, GA	RIVERCLIFF VILLAGE STONE MOUNTAIN HIGHWAY STONE M	30047	SC	1999	1993	100.00%	2,000	2,000	46,200

249 STONE MOUNTAIN, GA (DESHON)	DESHON PLAZA 380 N. DESHON ROAD	30087	SC	1994	2007	20.00%	64,055	64,055	623,084	PUBLIX SUPER MARKETS(2014)

250 SUWANEE, GA(CROSS)	SUWANEE CROSSROADS (TIAA) LAWRENCEVILLE ROAD & SATELLITE BLVD	30024	SC	2002	2007	15.00%	69,600	69,600	931,675

251 SUWANEE, GA(JOHNS)	JOHNS CREEK TOWNE CENTER 3630 PEACHTREE PARKWAY SUWANEE	30024	SC	2001/2004	2003	100.00%	285,336	285,336	3,912,141	BORDERS(2021), PETSMART(2020), KOHL’S(2022), MICHAEL’S(2011), STAPLES(2016), SHOE GALLERY(2014)

252 SUWANNEE, GA(SHOPS)	THE SHOPS AT JOHNS CREEK 4090 JOHNS CREEK PKY	30024	SC	1997	2007	20.00%	18,200	18,200	349,382

253 SYLVANIA, GA	BI-LO — SYLVANIA 1129 W OGEECHEE ST	30467	SC	2002	2007	100.00%	36,000	36,000	378,000	BI-LO(2023)

254 TUCKER, GA	COFER CROSSING 4349-4375 LAWRENCEVILLE HWY	30084	SC	1998/2003	2003	100.00%	130,832	272,400	1,285,824	GOODY’S(2014), KROGER(2019), WALMART(NOT OWNED)

255 TYRONE, GA	SOUTHAMPTON VILLAGE NWC OF HIGHWAY 74 & SWANSON ROAD	30290	SC	2003	2007	100.00%	77,956	77,956	911,352	PUBLIX SUPER MARKETS(2023)

256 UNION CITY, GA	SHANNON SQUARE 4720 JONESBORO ROAD	30291	SC	1986	2003	100.00%	100,002	181,954	491,615	WALMART(NOT OWNED)

257 WARNER ROBBINS, GA(LOWE’S)	LOWE’S HOME IMPROVEMENT 2704 WATSON BLVD.	31093	SC	2000	2007	100.00%	131,575	131,575	910,000	LOWE’S(2017)

258 WARNER ROBINS, GA	WARNER ROBINS PLACE 2724 WATSON BOULEVARD	31093	SC	1997	2003	100.00%	107,941	459,700	1,209,282	T.J. MAXX(2010), STAPLES(2016), LOWE’S(NOT OWNED), WALMART(NOT OWNED)

259 WARNER ROBINS, GA(CITY)	CITY CROSSING (TIAA) WATSON BLVD & CARL VINSON PKWY	31093	SC	2001	2007	15.00%	190,433	190,433	1,735,423	MICHAEL’S(2011), ROSS DRESS FOR LESS(2012)

260 WARNER ROBINS, GA(HOUSTON)	HOUSTON SQUARE 207 RUSSELL PARKWAY	31088	SC	1994	2007	100.00%	60,799	60,799	479,988	PUBLIX SUPER MARKETS(2014)

261 WOODSTOCK, GA	WOODSTOCK PLACE 10029 HIGHWAY 928	30188	SC	1995	2003	100.00%	44,691	44,691	323,533
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Appendix — Property Listing 1.0
Does Not Include Service Merchandise Interests

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 14 of 37 Quarter: 1Q07

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

262 WOODSTOCK, GA(SQUARE)	WOODSTOCK SQUARE (TIAA) 120-142 WOODSTOCK SQ	30189	SC	2001	2007		15.00%	218,859	566,859	2,862,610	OFFICE MAX(2017), OLD NAVY(2012), KOHL’S(2022)

Idaho

263 IDAHO FALLS, ID (DDRC)	COUNTRY CLUB MALL 1515 NORTHGATE MILE	83401	SC	1976/1992/1997	1998		100.00%	148,593	306,201	750,828	OFFICE MAX(2011), WORLD GYM(2008), FRED MEYER, INC.(NOT OWNED)

264 MERIDIAN, ID	MERIDIAN CROSSROADS EAGLE AND FAIRVIEW ROAD	83642	SC	1999/2001/2002/2003/ 2004			100.00%	461,023	731,482	6,226,740	BED BATH & BEYOND(2011), OLD NAVY(2010), SHOPKO(2020), OFFICE DEPOT(2010), ROSS DRESS FOR LESS(2012), MARSHALLS(2012), SPORTSMAN’S WAREHOUSE(2015), CRAFT WAREHOUSE(2013), WALMART(NOT OWNED), BABIES R US(NOT OWNED)

Illinois

265 DECATUR, IL	DECATUR MARKETPLACE MARYLAND STREET	62521	SC	1999	2003		100.00%	22,775	194,775	257,970	WAL MART(NOT OWNED)

266 DEER PARK, IL	DEER PARK TOWN CENTER 20530 NORTH RAND RD	60010	LC	2000/2004	1/2	*	24.75%	286,482	390,677	7,341,479	GAP # 581(2010), BARNES & NOBLE(NOT OWNED), CENTURY CINEMAS(NOT OWNED), PIER 1 IMPORTS(201), BANANA REPUBLIC(2010), POTTERY BARN KIDS(2012), POTTERY BARN(2013), RESTORATION HARDWARE(2010), EDDIE BAUER HOME(2011), EDDIE BAUER SPORTSWEAR(2011), COLDWATER CREEK(2010), J.CREW(2011), ANN TAYLOR(2011), TALBOTS/TALBOTS PETITES(2011), WILLIAMS-SONOMA(2013), JOSEPH A. BANKCLOTHERS(2011), CALIFORNIA PIZZA KITCHEN(2013), BATH AND BODY WORKS(2011), J.JILL(2013), BOMBAY(2007), AMERICAN EAGLE(2007), VICTORIA’s SECRET(2007)

267 MCHENRY, IL	THE SHOPS AT FOX RIVER 3340 SHOPPERS DRIVE	60050	SC	2006	1	*	100.00%	71,764	71,764	1,377,337	DICK’S SPORTING GOODS(2018), PETSMART(2017), BED BATH & BEYOND(2017), BEST BUY(2018)

268 MOUNT VERNON, IL	TIMES SQUARE MALL 42ND AND BROADWAY	62864	MM	1974/1998/2000	1993		100.00%	269,328	269,328	1,018,897	SEARS(2013), GOODY’S(2015), J.C. PENNEY(2007)

269 ORLAND PARK, IL	MARLEY CREEK SQUARE 179TH ST. & WOLF ROAD	60467	SC	2006	2006		50.00%	57,658	62,558	407,539

270 ORLAND PARK, IL (HOME DEPOT)	HOME DEPOT CENTER 15800 HARLEM AVENUE	60462	SC	1987/1993	2004		100.00%	149,498	149,498	1,448,664	HOME DEPOT(2012)

271 ROCKFORD, IL	WALGREENS — ROCKFORD 2525 S. ALPINE ROAD	61108	SC	1998/1999	2007		100.00%	14,725	14,725	350,000

272 ROSCOE, IL	HILANDER VILLAGE 4860 HONONEGAH ROAD	61073	SC	1994	2007		20.00%	130,648	130,648	1,050,662	KROGER(2020)

273 SCHAUMBURG, IL	WOODFIELD VILLAGE GREEN 1430 EAST GOLF ROAD	60173	SC	1993/1998/2002	1995		14.50%	508,815	674,504	8,623,641	CIRCUIT CITY(2009), OFF 5TH(2011), PETSMART(2014), HOMEGOODS(2014), OFFICE MAX(2010), CONTAINER STORE(2011), FILENE’S BASEMENT(2014), MARSHALLS(2009), NORDSTROM RACK(2009), BORDERS(2009), EXPO DESIGN CENTER(2019), PRAIRIE ROCK RESTAURANT(NOT OWNED), COSTCO(NOT OWNED)

274 SKOKIE, IL	VILLAGE CROSSING (TIAA) 5507 W. TOUHY AVE	60077	SC	1989	2007		15.00%	434,973	434,973	7,801,521	MICHAEL’S(2013), COMPUSA(2007), BED BATH & BEYOND(2013), OFFICE MAX(2015), BEST BUY(2009), CROWN THEATRES(2021), BARNES & NOBLE(2009)

Indiana

275 BEDFORD, IN	TOWN FAIR CENTER 1320 JAMES AVENUE	47421	SC	1993/1997	2	*	100.00%	223,431	223,431	1,136,289	K MART(2008), GOODY’S(2008), J.C. PENNEY(2008)

276 EVANSVILLE, IN(EAST)	EAST LLOYD COMMONS 6300 E. LLOYD EXPWY	47715	SC	2005	2007		100.00%	167,606	167,606	2,186,664	GORDMAN’S(2015), MICHAEL’S(2015), BEST BUY(2016)

277 HIGHLAND, IN	HIGHLAND GROVE SHOPPING CENTER HIGHWAY 41 & MAIN STREET	46322	SC	1995/2001	1996		20.00%	309,519	521,383	3,530,400	MARSHALLS(2011), KOHL’S(2016), CIRCUIT CITY(2016), OFFICE MAX(2012), JEWEL(NOT OWNED), BORDERS(NOT OWNED), TARGET(NOT OWNED)

278 INDIANAPOLIS, IN	GLENLAKE PLAZA 2629 E. 65TH STREET	46220	SC	1980	2007		20.00%	104,785	104,785	821,328	KROGER(2020)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Appendix — Property Listing 1.0
Does Not Include Service Merchandise Interests

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 15 of 37 Quarter: 1Q07

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

279 LAFAYETTE, IN	PARK EAST MARKETPLACE 4205 — 4315 COMMERCE DRIVE	47905	SC	2000	2003		100.00%	35,100	243,850	382,550	WAL MART(NOT OWNED)

280 SOUTH BEND, IN	BROADMOOR PLAZA 1217 E. IRELAND ROAD	46614	SC	1987	2007		20.00%	114,968	114,968	1,260,823	KROGER(2020)

Iowa

281 CEDAR RAPIDS, IA	NORTHLAND SQUARE 303 -367 COLLINS ROAD, NE	52404	SC	1984	1998		100.00%	187,068	207,405	1,885,609	T.J. MAXX(2010), OFFICE MAX(2010), BARNES & NOBLE(2010), KOHL’S(2021)

282 OTTUMWA, IA	QUINCY PLACE MALL 1110 QUINCY AVENUE	52501	MM	1990/1999/2002	1/2	*	100.00%	241,427	344,677	1,262,505	HERBERGER’S(2020), J.C. PENNEY(2010), GOODY’S(2014), TARGET(NOT OWNED)

Kansas

283 LEAWOOD, KS	TOWN CENTER PLAZA 5000 W 119TH STREET	66209	LC	1996/2002	1998		100.00%	308,628	490,999	8,164,158	BARNES & NOBLE #2668(2011), COLDWATER CREEK(2009), LIMITED/LIMITED TOO(2009), VICTORIA’S SECRET(2009), EXPRESS/BATH&BODY/STRUCTURE(2009), GAP/GAP BODY(2008), GAP KIDS(2005), J.JILL(2013), POTTERY BARN(2009), WILLIAMS- SONOMA(2009), AMERICAN EAGLE(2013), PACIFIC SUNWEAR(2012), BRAVO CUCINA ITALIANA(2013), RESTORATION HARDWARE(2012), HOULIHANS(2025), BRISTOL SEAFOOD BAR & GRILL(2011), BOMBAY(2006),THE JONES STORE(2009)

284 MERRIAM, KS	MERRIAM TOWN CENTER 5700 ANTIOCH ROAD	66202	SC	1998/2004	1	*	14.50%	351,244	473,750	4,197,874	CINEMARK(2018), OFFICE MAX(2013), PETSMART(2019), HEN HOUSE(2018), MARSHALLS(2008), DICK’S SPORTING GOODS(2016), HOME DEPOT #2202(NOT OWNED)

285 OVERLAND PARK, KS (CHEROKEE)	CHEROKEE NORTH SHOPPING CENTER 8800-8934 W.95TH STREET	66212	SC	1987/2002	1998		24.75%	60,765	60,981	724,560

286 OVERLAND PARK, KS(POINTE)	OVERLAND POINTE MARKETPLACE INTER 135 & ANTIOCH ROAD	66213	SC	2001/2004	2003		14.50%	42,632	361,759	908,335	BABIES R US(NOT OWNED), HOME DEPOT(NOT OWNED), SAM’S CLUB(NOT OWNED)

287 WICHITA, KS (EASTGATE)	EASTGATE PLAZA SOUTH ROCK ROAD	67207	SC	1955	2002		100.00%	203,997	253,997	2,053,809	OFFICE MAX(2010), T.J. MAXX(2011), BARNES & NOBLE(2012), KCBB, INC BURLINGTON(NOT OWNED)

Kentucky

288 FLORENCE, KY (TURFWAY)	TURFWAY PLAZA 6825 TURFWAY RD	41042	SC	1975/1998	2004		100.00%	133,985	133,985	968,461	OFFICE DEPOT(2011), PARTY TOWN(2016), BIG LOTS(2008)

289 FRANKFORT, KY (EASTWOOD)	EASTWOOD SHOPPING CENTER 260 VERSAILLES ROAD	40601	SC	1963/1994	2004		100.00%	155,104	155,104	849,673	SEARS(2011)

290 LEXINGTON, KY (NORTH)	NORTH PARK MARKETPLACE 524 WEST NEW CIRCLE	40511	SC	1998	2003		100.00%	46,647	228,878	641,174	STAPLES(2016), WAL MART(NOT OWNED)

291 LEXINGTON, KY (SOUTH)	SOUTH FARM MARKETPLACE MAN-O-WAR BOULEVARD AND NICHOL	40503	SC	1998	2003		100.00%	27,643	344,280	595,780	WAL MART(NOT OWNED), LOWE’S(NOT OWNED)

292 LOUISVILLE, KY (OUTER LOOP)	OUTER LOOP PLAZA 7505 OUTER LOOP HIGHWAY	40228	SC	1973/1989/1998	2004		100.00%	120,777	120,777	645,469	VALU DISCOUNT(2009)

293 RICHMOND, KY	CARRIAGE GATE 833-847 EASTERN BY-PASS	40475	SC	1992	2003		100.00%	158,041	229,313	370,835	FOOD LION(2017), OFFICE DEPOT(2016), BALLARD’S(NOT OWNED)

Louisiana

294 COVINGTON, LA	COVINGTON CORNERS 782 NORTH HGHWY 190	70433	SC	1999	2007		100.00%	15,590	15,590	108,091

Maine

295 BRUNSWICK, ME	COOK’S CORNERS 172 BATH ROAD	04011	SC	1965	1997		100.00%	301,992	309,429	2,619,362	HOYTS CINEMAS(2010), BRUNSWICK BOOKLAND(2014), BIG LOTS(2013), T.J. MAXX(2010), SEARS(2012)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Appendix — Property Listing 1.0
Does Not Include Service Merchandise Interests

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 16 of 37 Quarter: 1Q07

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

Maryland

296 BOWIE, MD	DUVALL VILLAGE 4825 GLENN DALE ROAD	20720	SC	1998	2007		100.00%	88,022	88,022	1,413,903	SUPER FRESH(2020)

297 GLEN BURNIE, MD	HARUNDALE PLAZA 7440 RITCHIE HIGHWAY	21061	SC	1999	2007		100.00%	217,619	217,619	2,535,604	A & P COMPANY(2019), A.J. WRIGHT(2009), VALUE CITY(2015)

298 HAGERSTOWN, MD	VALLEY PARK COMMONS 1520 WESEL BLVD.	21740	SC	1993/2006	2007		100.00%	88,079	88,079	1,142,857	OFFICE DEPOT(2016)

299 SALISBURY, MD	THE COMMONS E. NORTH POINT DRIVE	21801	SC	1999	1	*	100.00%	126,135	350,012	1,691,852	BEST BUY(2013), MICHAEL’S(2009), TARGET(NOT OWNED), HOME DEPOT(NOT OWNED)

300 UPPER MARLBORO, MD	LARGO TOWNE CENTER 950 LARGO CENTER DR	20774	SC	1991	2007		100.00%	260,797	384,048	2,990,209	SHOPPERS FOOD WAREHOUSE(2009), MARSHALLS(2011), REGENCY FURNITURE(2017)

301 WHITE MARSH, MD	COSTCO PLAZA (TIAA) 9919 PULASKI HWY	21220	SC	1987/1992	2007		15.00%	227,811	250,311	1,849,043	COSTCO WHOLESALE(2011), PETSMART(2010), SPORTS AUTHORITY(2011), HOME DEPOT(2040)

Massachusetts

302 EVERETT, MA	GATEWAY CENTER 1 MYSTIC VIEW ROAD	02149	SC	2001	1	*	100.00%	222,287	639,807	4,553,959	BED BATH & BEYOND(2011), OLD NAVY(2011), OFFICE MAX(2020), BABIES R US(2013), MICHAEL’S(2012), TARGET #1229(NOT OWNED), COSTCO(NOT OWNED)

303 FRAMINGHAM, MA	SHOPPER’S WORLD 1 WORCESTER ROAD	01701	SC	1994	1995		14.50%	769,276	778,701	14,467,160	TOYS R US(2020), MACY’S(2020), T.J. MAXX(2010), BABIES R US(2013), DSW SHOE WAREHOUSE(2012), A.C. MOORE(2012), MARSHALLS(2011), BOB’S STORES(2011), LINENS ‘N THINGS(2011), SPORTS AUTHORITY(2015), PETSMART(2011), BEST BUY(2014), BARNES & NOBLE(2011), AMC THEATRE(2014), KOHL’S(2010)

304 SEEKONK, MA	SEEKONK TOWN CENTER 95 HIGHLAND AVE	02771	SC	2003	2007		100.00%	80,713	80,713	903,147	STOP & SHOP(2026)

305 WEST SPRINGFIELD, MA	RIVERDALE SHOPS 935 RIVERDALE STREET	01089	SC	1985/2003	2007		100.00%	273,307	273,307	3,079,284	KOHL’S(2024), STOP & SHOP(2021)

306 WORCESTER, MA	WAL-MART/SAM’S CLUB 301 BARBER AVE	01606	SC	1998	2007		100.00%	107,929	107,929	1,116,581	SAM’S CLUB(2013)

Michigan

307 BAD AXE, MI	HURON CREST PLAZA 850 NORTH VAN DYKE ROAD	48413	SC	1991	1993		100.00%	63,415	134,574	136,808	WAL-MART(NOT OWNED)

308 BENTON HARBOR, MI	FAIRPLAIN PLAZA 1000 NAPIER AVE	49022	SC	1998	2006		20.00%	222,739	413,399	1,701,328	OFFICE DEPOT(2008), T.J. MAXX(2009), KOHL’S(NOT OWNED), TARGET(NOT OWNED)

309 CHEBOYGAN, MI	KMART SHOPPING PLAZA 1109 EAST STATE	49721	SC	1988	1994		100.00%	70,076	145,827	266,063	K MART(2010), Kmart(NOT OWNED)

310 DEARBORN HEIGHTS, MI	WALGREENS — DEARBORN HEIGHTS 8706 N. TELEGRAPH RD	48127	SC	1998/1999	2007		100.00%	13,905	13,905	385,510

311 DETROIT, MI	BELAIR CENTER 8400 E. EIGHT MILE ROAD	48234	SC	1989/2002	1998		100.00%	343,619	445,349	2,509,037	NATIONAL WHOLESALE LIQUIDATORS(2016), PHOENIX THEATERS(2011), BALLY TOTAL FITNESS(2016), BIG LOTS(2008), KIDS R US(2013), FORMAN MILLS(2012), TARGET(NOT OWNED)

312 GAYLORD, MI	PINE RIDGE SQUARE 1401 WEST MAIN STREET	49735	SC	1991/2004	1993		100.00%	150,203	150,203	688,026	DUNHAM’S SPORTING GOODS(2011), BIG LOTS(2010), BUY LOW(2011)

313 GRANDVILLE, MI	GRANDVILLE MARKETPLACE INTERSECTN 44TH ST & CANAL AVE	49418	SC	2003	2003		14.50%	200,326	350,698	2,518,411	CIRCUIT CITY(2017), LINENS ‘N THINGS(2013), GANDER MOUNTAIN(2016), OFFICE MAX(2013), LOWE’S(NOT OWNED)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Appendix — Property Listing 1.0
Does Not Include Service Merchandise Interests

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 17 of 37 Quarter: 1Q07

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

314 HOUGHTON, MI	COPPER COUNTRY MALL HIGHWAY M26	49931	MM	1981/1999	1/2	*	100.00%	257,863	257,863	995,676	STEVE & BARRY’S(2013), J.C. PENNEY(2010), OFFICE MAX(2014)

315 HOWELL, MI	GRAND RIVER PLAZA 3599 EAST GRAND RIVER	48843	SC	1991	1993		100.00%	215,047	215,047	1,051,215	ELDER-BEERMAN(2011), DUNHAM’S SPORTING GOODS(2011)

316 LANSING, MI	THE MARKETPLACE AT DELTA TOWNS 8305 WEST SAGINAW HWY 196 RAMP	48917	SC	2000/2001	2003		100.00%	135,697	489,104	1,423,369	MICHAEL’S(2011), GANDER MOUNTAIN(2015), STAPLES(2016), PETSMART(2016), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

317 LIVONIA, MI	WALGREENS — LIVONIA 29200 6 MILE ROAD	48152	SC	1998/1999	2007		100.00%	13,905	13,905	269,061

318 MILAN, MI	MILAN PLAZA 531 W. MAIN STREET	48160	SC	1955	2007		20.00%	65,764	68,964	296,562	KROGER(2020)

319 MT. PLEASANT, MI	INDIAN HILLS PLAZA 4208 E BLUE GRASS ROAD	48858	SC	1990	2	*	100.00%	249,680	249,680	1,667,984	WAL-MART(2009), T.J. MAXX(2014), KROGER(2011)

320 PORT HURON, MI	WALGREENS NWC 10TH STREET & OAK STREET	48060	SC	2000	2007		100.00%	15,120	15,120	359,856

321 SAULT ST. MARIE, MI	CASCADE CROSSINGS 4516 I-75 BUSINESS SPUR	49783	SC	1993/1998	1994		100.00%	270,761	270,761	1,734,882	WAL-MART(2012), J.C. PENNEY(2008), DUNHAM’S SPORTING GOODS(2011), GLEN’S MARKET(2013)

322 WALKER, MI (ALPINE AVE)	GREEN RIDGE SQUARE II 3410 ALPINE AVENUE	49504	SC	1991/1995	2004		100.00%	91,749	91,749	930,669	CIRCUIT CITY(2010), BED BATH & BEYOND(2015)

323 WALKER, MI (GRAND RAPIDS)	GREEN RIDGE SQUARE 3390-B ALPINE AVE NW	49504	SC	1989	1995		100.00%	133,538	303,447	1,509,893	T.J. MAXX(2011), OFFICE DEPOT(2010), TARGET(NOT OWNED), TOYS R US(NOT OWNED)

324 WESTLAND, MI	WALGREENS — WESTLAND 7210 N. MIDDLEBELT	48185	SC	2005	2007		100.00%	13,905	13,905	285,053

Minnesota

325 BEMIDJI, MN	PAUL BUNYAN MALL 1201 PAUL BUNYAN DRIVE	56601	MM	1977/1998	2	*	100.00%	297,803	297,803	1,526,451	K MART(2007), HERBERGER’S(2010), J.C. PENNEY(2008)

326 BRAINERD, MN	WESTGATE MALL 1200 HIGHWAY 210 WEST	56401	MM	1985/1998	1/2	*	100.00%	260,319	260,319	1,853,169	STEVE & BARRY’S(2013), HERBERGER’S(2013), MOVIES 10(2011)

327 COON RAPIDS, MN	RIVERDALE VILLAGE 12921 RIVERDALE DRIVE	55433	SC	2003	1	*	14.50%	551,867	940,371	9,150,520	KOHL’S(2020), JO-ANN STORES(2010), BORDERS(2023), LINENS ‘N THINGS(2016), OLD NAVY(2012), SPORTSMAN’S WAREHOUSE(2017), BEST BUY(2013), DSW SHOE WAREHOUSE(2016), J.C. PENNEY(NOT OWNED), SEARS(NOT OWNED), COSTCO(NOT OWNED)

328 EAGAN, MN	EAGAN PROMENADE 1299 PROMENADE PLACE	55122	SC	1997/2001	1997		50.00%	278,211	342,014	3,611,722	BYERLY’S(2016), PETSMART(2018), BARNES & NOBLE(2012), OFFICE MAX(2013), T.J. MAXX(2013), BED BATH & BEYOND(2012), ETHAN ALLEN FURNITURE(NOT OWNED)

329 HUTCHINSON, MN	HUTCHINSON MALL 1060 SR 15	55350	MM	1981	1/2	*	100.00%	121,001	209,843	476,765	J.C. PENNEY(2011), HENNEN’S FURNITURE(NOT OWNED)

330 MINNEAPOLIS, MN (MAPLE GROVE)	MAPLE GROVE CROSSING WEAVER LAKE ROAD & I-94	55369	SC	1995/2002	1996		50.00%	265,957	354,321	3,032,430	KOHL’S(2016), BARNES & NOBLE(2011), GANDER MOUNTAIN(2011), MICHAEL’S(2012), BED BATH & BEYOND(2012), CUB FOODS(NOT OWNED)

331 ST. PAUL, MN	MIDWAY MARKETPLACE 1450 UNIVERSITY AVENUE WEST	55104	SC	1995	1997		14.50%	324,354	473,596	2,686,390	WAL-MART(2022), CUB FOODS(2015), PETSMART(2011), MERVYN’S(2016), HERBERGER’S(NOT OWNED), BORDERS BOOKS AND MUSIC(NOT OWNED)

332 WORTHINGTON, MN	NORTHLAND MALL 1635 OXFORD STREET	56187	MM	1977	1/2	*	100.00%	185,658	185,658	533,516	J.C. PENNEY(2012), HY VEE FOOD STORES(2011)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Appendix — Property Listing 1.0
Does Not Include Service Merchandise Interests

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 18 of 37 Quarter: 1Q07

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

Mississippi

333 GULFPORT, MS	CROSSROADS CENTER CROSSROADS PARKWAY	39503	SC	1999	2003		100.00%	457,119	532,250	5,315,949	ACADEMY SPORTS(2015), BED BATH & BEYOND(2014), ROSS DRESS FOR LESS(2015), GOODY’S(2011), T.J. MAXX(2009), CINEMARK(2019), OFFICE DEPOT(2014), BARNES & NOBLE(2014), BELK’S(NOT OWNED)

334 JACKSON, MS (METRO)	METRO STATION 4700 ROBINSON ROAD	39204	SC	1997	2003		100.00%	52,617	182,300	293,052	OFFICE DEPOT(2012), HOME DEPOT(NOT OWNED)

335 JACKSON, MS(JUNCTION)	THE JUNCTION 6351 I-55 NORTH3	39213	SC	1996	2003		100.00%	107,780	326,319	1,173,859	PETSMART(2012), OFFICE DEPOT(2016), TARGET(NOT OWNED), HOME DEPOT(NOT OWNED)

336 OXFORD, MS	OXFORD PLACE 2015 — 2035 UNIVERSITY AVENUE	38655	SC	2000	2003		20.00%	13,200	71,866	333,008	KROGER(NOT OWNED)

337 SALTILLO, MS	CROSS CREEK SHOPPING CENTER 1040-1184 CROSS CREEK DRIVE	38866	SC	1999	2003		100.00%	65,269	173,269	547,174	STAPLES(2016), HOME DEPOT(NOT OWNED)

338 STARKVILLE, MS	STARKVILLE CROSSING 882 HIGHWAY 12 WEST	39759	SC	1999/2004	1994		100.00%	133,691	268,254	915,148	J.C. PENNEY(2010), KROGER(2042), LOWE’S(NOT OWNED)

339 TUPELO, MS	BIG OAKS CROSSING 3850 N GLOSTER ST	38801	SC	1992	1994		100.00%	348,236	348,236	1,912,276	SAM’S CLUB(2012), GOODY’S(2007), WAL-MART(2012)

Missouri

340 ARNOLD, MO	JEFFERSON COUNTY PLAZA VOGEL ROAD	63010	SC	2002	1	*	50.00%	42,091	290,147	427,680	HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

341 FENTON, MO	FENTON PLAZA GRAVOIS & HIGHWAY 141	63206	SC	1970/1997	1/2	*	100.00%	93,420	100,420	941,399

342 INDEPENDENCE, MO	INDEPENDENCE COMMONS 900 EAST 39TH STREET	64057	SC	1995/1999	1995		14.50%	386,066	403,166	5,027,305	KOHL’S(2016), BED BATH & BEYOND(2012), MARSHALLS(2012), BEST BUY(2016), BARNES & NOBLE(2011), AMC THEATRE(2015)

343 KANSAS CITY, MO (WARD PARKWAY)	WARD PARKWAY 8600 WARD PARKWAY	64114	SC	1959/2004	2003		20.00%	358,373	681,878	5,348,128	DICK’S SPORTING GOODS(2016), 24 HOUR FITNESS(2023), PETSMART(2016), STEVE& BARRY’S(2014), AMC THEATRE(2011), OFF BROADWAY SHOES(2015), T.J. MAXX(2013), DILLARD’S(NOT OWNED), TARGET(NOT OWNED)

344 SPRINGFIELD,MO (MORRIS)	MORRIS CORNERS 1425 EAST BATTLEFIELD	65804	SC	1989	1998		100.00%	56,033	56,033	491,757	TOYS R US(2013)

345 ST. JOHN, MO	ST JOHN CROSSING 9000-9070 ST. CHARLES ROCK ROA	63114	SC	2003	2003		100.00%	93,513	93,513	1,016,757	SHOP ‘N SAVE(2022)

346 ST. LOUIS, MO (PLZ SUNSET)	PLAZA AT SUNSET HILL 10980 SUNSET PLAZA	63128	SC	1997	1998		100.00%	415,435	450,938	5,558,336	TOYS R US(2013), COMPUSA(2013), BED BATH & BEYOND(2012), MARSHALLS(2012), HOME DEPOT(2023), PETSMART(2012), BORDERS(2011)

347 ST.LOUIS, MO (KELLER)	KELLER PLAZA 4500 LEMAY FERRY ROAD	63129	SC	1987	1998		100.00%	52,842	169,699	550,799	KELLER PLAZA 8(2011), SAM’S(NOT OWNED)

348 ST.LOUIS, MO (SOUTHTOWNE)	SOUTHTOWNE KINGS HIGHWAY & CHIPPEWA	63109	SC	2004	1998		100.00%	67,628	67,628	1,052,058	OFFICE MAX(2014)

349 ST.LOUIS,MO (BRENTWOOD)	PROMENADE AT BRENTWOOD 1 BRENTWOOD PROMENADE COURT	63144	SC	1998	1998		100.00%	299,584	299,584	4,022,889	TARGET(2023), BED BATH & BEYOND(2009), PETSMART(2014), LANE HOME FURNISHINGS(2013)

350 ST.LOUIS,MO (GRAVOIS VILLAGE)	GRAVOIS VILLAGE 4523 GRAVOIS VILLAGE PLAZA	63049	SC	1983	1998		100.00%	110,992	114,992	558,492	K MART(2008)

351 ST.LOUIS,MO (OLYMPIC OAKS)	OLYMPIC OAKS VILLAGE 12109 MANCHESTER ROAD	63121	SC	1985	1998		100.00%	92,372	92,372	1,150,925	T.J. MAXX(2008)

Nevada

352 CARSON CITY, NV	EAGLE STATION 3871 S CARSON STREET	89701	FO	1983	2005		50.00%	60,494	60,494	543,660	MERVYN’S(2020)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Appendix — Property Listing 1.0
Does Not Include Service Merchandise Interests

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 19 of 37 Quarter: 1Q07

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

353 LAS VEGAS, NV (MARYLAND)	FAMILY PLACE @ LAS VEGAS CHARLESTON & MARYLAND BLVD	89102	SC	2003	1	*	100.00%	24,032	27,300	445,256

354 LAS VEGAS, NV(LOMA)	LOMA VISTA SHOPPING CENTER 4700 MEADOWS LANE	89107	FO	1979	2005		50.00%	75,687	75,687	765,000	MERVYN’S(2020)

355 LAS VEGAS, NV(NELLIS)	NELLIS CROSSING SHOPPING 1300 S NELLIS BLVD.	89104	FO	1986	2005		50.00%	76,016	76,016	683,400	MERVYN’S(2020)

356 RENO, NV(SIERRA)	SIERRA TOWN CENTER 6895 SIERRA CENTER PARKWAY	89511	FO	2002	2005		50.00%	79,239	79,239	623,220	MERVYN’S(2020)

357 RENO, NV.	RENO RIVERSIDE EAST FIRST STREET AND SIERRA	89505	SC	2000	2000		100.00%	52,474	52,474	696,681	CENTURY THEATRE(2014)

358 SW LAS VEGAS, NV	GRAND CANYON PARKWAY S. C. 4265 S. GRAND CANYON DRIVE	89147	FO	2003	2005		50.00%	79,294	79,294	890,460	MERVYN’S(2020)

New Jersey

359 BRICK, NJ	BRICK CENTER PLAZA 51 CHAMBERS BRIDGE ROAD	08723	SC	1999	2007		100.00%	114,028	114,028	1,848,403	BEST BUY(2015), BED BATH & BEYOND(2010), SEAMANS FURNITURE STORE(2011)

360 EAST HANOVER, NJ(PLAZA)	EAST HANOVER PLAZA 154 STATE ROUTE 10	07936	SC	1994	2007		100.00%	97,500	97,500	1,542,308	NAMCO POOL SUPPLIES(2017), SPORTS AUTHORITY(2012)

361 EAST HANOVER, NJ(SONY)	SONY THEATRE COMPLEX 145 STATE ROUTE 10	07936	SC	1993	2007		100.00%	20,737	43,404	1,023,336

362 EDGEWATER, NJ	EDGEWATER TOWN CENTER 905 RIVER ROAD	07020	LC	2000	2007		100.00%	77,508	77,508	2,524,987	WHOLE FOODS(2020)

363 FREEHOLD, NJ	FREEHOLD MARKETPLACE NJ HWY 33 & W. MAIN ST(RT537)	07728	SC	2005	1	*	100.00%	0	307,270	0	WALMART(NOT OWNED), SAM’S CLUB(NOT OWNED)

364 HAMILTON, NJ	HAMILTON MARKETPLACE NJ STATE HWY 130 & KLOCKNER RD	08691	SC	2004	2003		100.00%	446,940	935,620	7,910,993	STAPLES(2015), KOHL’S(2023), LINENS ‘N THINGS(2014), MICHAEL’S(2013), ROSS DRESS FOR LESS(2014), SHOPRITE(2028), BARNES & NOBLE(2014), WALMART(NOT OWNED), BJ’S WHOLESALE(NOT OWNED), LOWE’S(NOT OWNED)

365 JERSEY CITY, NJ	440 COMMONS 440 STATE RTE #440	07305	SC	1997	2007		100.00%	162,533	162,533	1,514,544	HOME DEPOT(2018), SEAMANS FURNITURE STORE(2009)

366 LUMBERTON, NJ	CROSSROADS PLAZA 1520 ROUTE 38	08036	SC	2003	2007		100.00%	89,627	89,627	1,536,847	SHOPRITE(2024)

367 MAYS LANDING, NJ (HAMILTON)	HAMILTON COMMONS 4215 BLACK HORSE PIKE	08330	SC	2001	2004		100.00%	398,870	398,870	5,924,836	REGAL CINEMAS(2021), ROSS DRESS FOR LESS(2012), BED BATH & BEYOND(2017), MARSHALLS(2012), SPORTS AUTHORITY(2015), CIRCUIT CITY(2020)

368 MAYS LANDING, NJ (WRANGLEBORO)	WRANGLEBORO CONSUMER SQUARE 2300 WRANGLEBORO ROAD	08330	SC	1997	2004		100.00%	839,019	839,019	9,621,897	BORDERS(2017), BEST BUY(2017), KOHL’S(2018), STAPLES(2012), BABIES R US(2013), BJ’S WHOLESALE CLUB(2016), DICK’S SPORTING GOODS(2013), LINENS ‘N THINGS(2012), MICHAEL’S(2008), TARGET(2023), PETSMART(2013)

369 MT. LAUREL, NJ	CENTERTON SQUARE CENTERTON ROAD & MARTER AVE	08054	SC	2005	1	*	100.00%	284,177	713,973	6,671,795	BED BATH & BEYOND(2015), PETSMART(2015), DSW SHOE WAREHOUSE(2015), JO-ANN STORES(2015), T.J. MAXX(2015), SPORTS AUTHORITY(2016), WEGMANS(NOT OWNED), COSTCO(NOT OWNED), TARGET(NOT OWNED)

370 PRINCETON, NJ	NASSAU PARK SHOPPING CENTER ROUTE 1 & QUAKER BRIDGE ROAD	02071	SC	1995	1997		100.00%	289,452	798,261	5,671,022	BORDERS(2011), BEST BUY(2012), LINENS ‘N THINGS(2011), PETSMART(2011), BABIES R US(2016), TARGET(NOT OWNED)

371 PRINCETON, NJ (PAVILION)	NASSAU PARK PAVILION ROUTE 1 AND QUAKER BRIDGE ROAD	02071	SC	1999/2004	1	*	100.00%	202,622	309,285	3,963,879	DICK’S SPORTING GOODS(2015), MICHAEL’S(2009), KOHL’S(2019), WEGMAN’S FOOD MARKETS, INC.(NOT OWNED)

372 UNION, NJ	ROUTE 22 RETAIL SHOPPING CENTE 2700 US HWY 22 E	07083	SC	1997	2007		100.00%	110,453	110,453	2,777,684	CIRCUIT CITY(2018), BABIES R US(2017)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Appendix — Property Listing 1.0
Does Not Include Service Merchandise Interests

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 20 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

373 WEST LONG BRANCH, NJ(MONMOUTH)	MONMOUTH CONSUMER CENTER 310 STATE HIGHWAY #36	07764	SC	1993	2004	100.00%	292,999	292,999	4,035,362	SPORTS AUTHORITY(2012), BARNES & NOBLE(2009), PETSMART(2008), HOME DEPOT(2013)

374 WEST PATERSON, NJ	WEST FALLS PLAZA 1730 ROUTE 46	07424	SC	1995	2007	100.00%	81,261	88,913	1,917,571	A & P COMPANY(2021)

New Mexico

375 LOS ALAMOS, NM	MARI MAC VILLAGE 800 TRINITY DRIVE	87533	SC	1978/1997	1/2 *	100.00%	93,021	93,021	662,544	SMITH’S FOOD & DRUG(2012), FURR’S PHARMACY(2008), BEALLS(2009)

New York

376 AMHERST, NY (BOULEVAR)	BOULEVARD CONSUMER SQUARE 1641-1703 NIAGARA FALLS BLVD	14228	SC	1998/2001/2003	2004	100.00%	573,952	709,114	6,486,476	TARGET(2019), K MART(2008), BABIES R US(2015), BARNES & NOBLE(2014), BEST BUY(2016), BED BATH & BEYOND(2018), A.C. MOORE(2013), LOWES(NOT OWNED)

377 AMHERST, NY (BURLINGTON/JOANN)	BURLINGTON PLAZA 1551 NIAGARA FALLS BOULEVARD	14228	SC	1978/1982/1990/1998	2004	100.00%	199,504	199,504	2,074,623	BURLINGTON COAT FACTORY(2014), JO-ANN STORES(2014)

378 AMHERST, NY (SHERIDAN/HARLEM)	SHERIDAN HARLEM PLAZA 4990 HARLEM ROAD	14226	SC	1960/1973/1982/1988/ 2003	2004	100.00%	58,413	58,413	633,460

379 AMHERST, NY (TOPS ROBINSON)	TOPS PLAZA — AMHERST 3035 NIAGRA FALLS BLVD.	14226	SC	1986	2004	20.00%	145,192	145,192	1,145,925	TOPS MARKETS(2010)

380 AMHERST, NY (TOPS)	TOPS PLAZA — TRANSIT/N. FRENCH 9660 TRANSIT ROAD	14226	SC	1995/1998	2004	100.00%	114,177	114,177	1,175,263	TOPS MARKETS(2016)

381 AMHERST, NY (UNIVERSITY PLAZA)	UNIVERSITY PLAZA 3500 MAIN STREET	14226	SC	1965/1995/2002	2004	100.00%	162,879	162,879	1,388,970	A.J. WRIGHT(2012), TOPS MARKETS(2009)

382 AMHERST, NY(ECKERD)	ECKERD DRUG STORE #5018 2545 MILLERSPORT HWY	14068	SC	2000	2007	100.00%	10,908	10,908	250,489

383 ARCADE, NY (TOPS)	TOPS PLAZA-ARCADE ROUTE 39	14009	SC	1995	2004	10.00%	65,915	65,915	662,409	TOPS MARKETS(2015)

384 AVON, NY (TOPS)	TOPS PLAZA-AVON 270 E. MAIN STREET	14414	SC	1997/2002	2004	10.00%	63,288	63,288	454,162	TOPS MARKETS(2017)

385 BATAVIA, NY (BJS)	BJS PLAZA 8326 LEWISTON ROAD	14020	SC	1996	2004	14.50%	95,846	95,846	823,621	BJ’S WHOLESALE CLUB(2016)

386 BATAVIA, NY (COMMONS)	BATAVIA COMMONS 419 WEST MAIN ST	14020	SC	1990	2004	14.50%	49,431	49,431	530,599

387 BATAVIA, NY (MARTIN’S PLAZA)	MARTIN’S PLAZA 8351 LEWISTON ROAD	14020	SC	1994	2004	14.50%	37,140	115,161	445,778	MARTIN’S(NOT OWNED)

388 BIG FLATS, NY (BIG FLATS I)	BIG FLATS CONSUMER SQUARE 830 COUNTY ROUTE 64	14814	SC	1993/2001	2004	100.00%	641,264	641,264	6,173,445	DICK’S SPORTING GOODS(2008), WAL-MART(2013), SAM’S CLUB(2013), TOPS MARKETS(2013), BED BATH & BEYOND(2014), MICHAEL’S(2010), OLD NAVY(2009), STAPLES(2011), BARNES & NOBLE(2011), T.J. MAXX(2007)

389 BUFFALO, NY (ELMWOOD)	ELMWOOD REGAL CENTER 1951 — 2023 ELMWOOD AVENUE	14207	SC	1997	2004	100.00%	133,940	133,940	1,524,235	REGAL CINEMAS(2017), OFFICE DEPOT(2012)

390 BUFFALO, NY (MARSHALLS)	MARSHALLS PLAZA 2150 DELAWARE AVENUE	14216	SC	1960/1975/1983/1995	2004	100.00%	82,196	82,196	799,587	MARSHALLS(2009)

391 BUFFALO, NY(DELAWARE-TARGET)	DELAWARE CONSUMER SQUARE 2636-2658 DELAWARE AVENUE	14216	SC	1995	2004	100.00%	238,531	238,531	2,138,328	A.J. WRIGHT(2012), OFFICE MAX(2012), TARGET(2015)

392 BUFFALO, NY(ECKERD)	ECKERD DRUG STORE #5661 1625 BROADWAY STREET	14212	SC	2000	2007	100.00%	12,739	12,739	280,861
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Appendix — Property Listing 1.0
Does Not Include Service Merchandise Interests

Retail Property List *	Run Date: 04/19/2007 Time: 9:28:07AM Page 21 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

393 CANANDAIGUA, NY	TOPS PLAZA 5150 NORTH STREET	14424	SC	2002	2004	100.00%	57,498	57,498	769,500	TOPS MARKETS(2023)

394 CHEEKTOWAGA, NY (BORDERS)	BORDERS BOOKS 2015 WALDEN AVENUE	14225	SC	1994	2004	14.50%	26,500	26,500	609,500	BORDERS(2015)

395 CHEEKTOWAGA, NY (DICKS)	UNION ROAD PLAZA 3637 UNION ROAD	14225	SC	1979/1982/1997/2003	2004	14.50%	174,438	174,438	1,199,969	DICK’S SPORTING GOODS(2015)

396 CHEEKTOWAGA, NY (THRUWAY)	THRUWAY PLAZA 2195 HARLEM ROAD	14225	SC	1997	2004	100.00%	382,098	514,430	2,665,509	WAL-MART(2017), MOVIELAND 8 THEATRES(2019), TOPS MARKETS(2019), A.J. WRIGHT(2015), VALUE CITY FURNITURE(2009), M & T BANK(2017), HOME DEPOT(NOT OWNED)

397 CHEEKTOWAGA, NY (TOPS UNION)	TOPS PLAZA — UNION ROAD 3825 — 3875 UNION ROAD	14225	SC	1978/1989/1995/2004	2004	20.00%	151,357	151,357	1,577,674	TOPS MARKETS(2013)

398 CHEEKTOWAGA, NY (UNION CONS)	UNION CONSUMER SQUARE 3733 — 3735 UNION ROAD	14225	SC	1989	2004	14.50%	386,548	386,548	4,377,927	MARSHALLS(2009), OFFICE MAX(2010), SAM’S CLUB(2024), CIRCUIT CITY(2016), JO-ANN STORES(2015)

399 CHEEKTOWAGA, NY (WALDEN PLACE)	WALDEN PLACE 2130-2190 WALDEN AVENUE	14225	SC	1994/1999	2004	14.50%	68,002	68,002	268,688

400 CHEEKTOWAGA, NY (WALDEN)	CONSUMER SQUARE 1700 — 1750 WALDEN AVENUE	14225	SC	1997/1999/2004	2004	14.50%	255,964	255,964	2,406,896	OFFICE DEPOT(2009), LINENS ‘N THINGS(2015), MICHAEL’S(2013), TARGET(2015)

401 CHEEKTOWAGA, NY(ECKERD)	ECKERD DRUG STORE #5797 2401 GENNESEE STREET	14225	SC	2000	2007	100.00%	10,908	10,908	335,592

402 CHILI, NY (KMART)	CHILI PLAZA 800 PAUL ROAD	14606	SC	1998	2004	100.00%	116,868	120,368	748,189	SEARS(2019)

403 CICERO, NY (BEAR RD)	BEAR ROAD PLAZA 709-729 NORTH MAIN STREET	13212	SC	1978/1988/1995	2004	100.00%	59,483	59,483	367,423

404 CLARENCE, NY (BARNES)	BARNES & NOBLE 7370 TRANSIT ROAD	14031	SC	1992	2004	14.50%	16,030	16,030	304,249

405 CLARENCE, NY (EASTGATE)	EASTGATE PLAZA TRANSIT & GREINER ROADS	14031	SC	1995	2004	14.50%	520,876	520,876	4,160,296	BJ’S WHOLESALE CLUB(2 021), DICK’S SPORTING GOODS(2011), LINENS ‘N THINGS(2015), MICHAEL’S(2010), WAL-MART(2019)

406 CLARENCE, NY (JOANN)	JOANN PLAZA 4101 TRANSIT ROAD	14221	SC	1994	2004	14.50%	92,720	202,720	743,588	OFFICE MAX(2009), JO-ANN STORES(2015), BIG LOTS(2015), HOME DEPOT(NOT OWNED)

407 CORTLAND, NY (STAPLES)	TOPS PLAZA — CORTLAND STAPLES 3836 ROUTE 281	13045	SC	1995	2004	100.00%	134,223	134,223	1,731,453	TOPS MARKETS(2016), STAPLES(2017)

408 DANSVILLE, NY (TOPS)	TOPS PLAZA — DANSVILLE 23-65 FRANKLIN STREET	14437	SC	2001	2004	100.00%	67,400	67,400	629,039	TOPS MARKETS(2021)

409 DEPEW, NY	TOPS PLAZA — DEPEW 5175 BROADWAY	14043	SC	1980/1990/1996	2004	100.00%	148,245	148,245	1,473,434	TOPS MARKETS(2016), BIG LOTS(2011)

410 DEWITT, NY (DEWITT COMMONS)	MARSHALLS PLAZA 3401 ERIE BOULEVARD EAST	13214	SC	2001/2003	2004	100.00%	304,177	304,177	2,998,784	TOYS R US(2018), OLD NAVY(2011), MARSHALLS(2019), BED BATH & BEYOND(2018), A.C. MOORE(2014), SYRACUSE ORTHOPEDIC SPECIALIST(2017)

411 DEWITT, NY (MICHAELS)	MICHAELS — DEWITT 3133 ERIE BOULEVARD	13214	SC	2002	2004	100.00%	49,713	49,713	570,166	MICHAEL’S(2010)

412 DUNKIRK, NY	ECKERD DRUG STORE #5786 1166 CENTRAL AVENUE	14048	SC	2000	2007	100.00%	10,908	10,908	210,569

413 ELIMIRA, NY (TOPS)	TOPS PLAZA-ELMIRA HUDSON STREET	14904	SC	1997	2004	20.00%	98,330	98,330	1,117,100	TOPS MARKETS(2017)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List *	Run Date: 04/19/2007 Time: 9:28:07AM Page 22 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

414 GATES, NY (WAL-MART)	WESTGATE PLAZA 2000 CHILI AVENUE	14624	SC	1998	2004	100.00%	334,752	334,752	3,185,783	WAL-MART(2021), STAPLES(2015)

415 GREECE, NY	JOANN/PETSMART PLAZA 3042 WEST RIDGE ROAD	14626	SC	1993/1999	2004	100.00%	75,916	75,916	799,191	PETSMART(2008), JO-ANN STORES(2015)

416 HAMBURG, NY (BJS)	BJS PLAZA — HAMBURG 4408 MILESTRIP ROAD	14075	SC	1990/1997	2004	100.00%	175,965	175,965	1,725,858	OFFICE MAX(2010), BJ’S WHOLESALE CLUB(2010)

417 HAMBURG, NY (DICKS-PIER 1)	MCKINLEY PLACE 3701 MCKINLEY PARKWAY	14075	SC	1990/2001	2004	100.00%	128,944	128,944	1,545,277	DICK’S SPORTING GOODS(2011), ROSA’S HOME STORE(2009)

418 HAMBURG, NY (HAMBURG VILLAGE)	HAMBURG VILLAGE SQUARE 140 PINE STREET	14075	SC	1960/1972/1984/1996	2004	100.00%	92,717	92,717	883,000

419 HAMBURG, NY (HOME DEPOT)	HOME DEPOT PLAZA — HAMBURG 4405 MILESTRIP ROAD	14219	SC	1999/2000	2004	100.00%	139,413	139,413	1,507,396	HOME DEPOT(2012)

420 HAMBURG, NY (MILESTRIP)	MCKINLEY MILESTRIP CENTER 3540 MCKINLEY PARKWAY	14075	SC	1999	2004	100.00%	106,774	106,774	1,472,383	OLD NAVY(2010), JO-ANN STORES(2015)

421 HAMBURG, NY (TOPS)	SOUTH PARK PLAZA-TOPS 6150 SOUTH PARK AVENUE	14075	SC	1990/1992	2004	10.00%	84,000	84,000	730,500	TOPS MARKETS(2015)

422 HAMLIN, NY (TOPS)	TOPS PLAZA-HAMLIN 1800 LAKE ROAD	14464	SC	1997	2004	10.00%	60,488	60,488	491,705	TOPS MARKETS(2017)

423 IRONDEQUOIT, NY (CULVER RIDGE)	CULVER RIDGE PLAZA 2255 RIDGE ROAD EAST	14622	SC	1972/1984/1997	2004	20.00%	226,812	226,812	2,277,143	REGAL CINEMAS(2022), A.J. WRIGHT(2014)

424 IRONDEQUOIT, NY (RIDGEVIEW)	RIDGEVIEW PLACE 1850 RIDGE ROAD EAST	14617	SC	2000	2004	100.00%	64,732	64,732	836,241

425 ITHACA, NY (TOPS)	TOPS PLAZA — ITHACA 614 — 722 SOUTH MEADOW	14850	SC	1990/1999/2003	2004	100.00%	229,320	229,320	3,554,447	OFFICE DEPOT(2014), TOPS MARKETS(2022) , MICHAEL’S(2013), BARNES & NOBLE(2018)

426 JAMESTOWN, NY (PROGRESSIVE)	TOPS PLAZA — JAMESTOWN 75 WASHINGTON STREET	14702	SC	1997	2004	20.00%	98,001	98,001	1,178,454	TOPS MARKETS(2018)

427 JAMESTOWN, NY (SOUTHSIDE)	SOUTHSIDE PLAZA 708-744 FOOTE AVENUE	14701	SC	1980/1997	2004	100.00%	63,140	63,140	576,569	QUALITY MARKET(2017)

428 LANCASTER, NY (REGAL)	REGAL CENTER 6703-6733 TRANSIT ROAD	14221	SC	1997	2004	14.50%	112,949	112,949	928,860	REGAL CINEMAS(2017)

429 LEROY, NY (TOPS)	TOPS PLAZAL — LEROY 128 WEST MAIN STREET	14482	SC	1997	2004	20.00%	62,747	62,747	583,543	TOPS MARKETS(2017)

430 LOCKPORT, NY	WAL-MART/TOPS PLAZA — LOCKPORT 5789 & 5839 TRANSIT RD. & HAMM	14094	SC	1993	2004	100.00%	296,582	296,582	2,727,678	WAL-MART(2015), TOPS MARKETS(2021), SEARS(2011)

431 MONTICELLO, NY	THOMPSON SQUARE MALL 4058 ROUTE 42 NORTH	12701	SC	2004	2007	100.00%	241,052	241,052	1,865,286	HOME DEPOT(2025), SHOPRITE(2025)

432 NEW HARTFORD, NY	CONSUMER SQUARE 4725 — 4829 COMMERCIAL DRIVE	13413	SC	2002	2004	14.50%	514,717	514,717	6,170,086	BARNES & NOBLE(2013), BED BATH & BEYOND(2018), BEST BUY(2013), STAPLES(2018), MICHAEL’S(2013), WAL-MART(2022), T.J. MAXX(2012)

433 NEW HARTFORD, NY (TOPS)	TOPS PLAZA — NEW HARTFORD 40 KELLOGG ROAD	13413	SC	1998	2004	100.00%	127,777	127,777	1,124,310	HANNAFORD BROTHERS(2018)

434 NIAGARA FALLS, NY (HOME DEPOT)	HOME DEPOT PLAZA — N FALLS 720 & 750 BUILDERS WAY	14304	SC	1994/2000	2004	100.00%	43,842	154,510	577,615	REGAL CINEMAS(2019), HOME DEPOT(NOT OWNED)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List *	Run Date: 04/19/2007 Time: 9:28:07AM Page 23 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

435 NIAGARA FALLS, NY (PINE PLAZA)	PINE PLAZA 8207-8351 NIAGARA FALLS BLVD.	14304	SC	1980/1992/1998	2004	100.00%	83,273	83,273	709,286	OFFICE MAX(2015)

436 NIAGARA FALLS, NY (WEGMANS)	WEGMANS PLAZA — N FALLS 1575 — 1653 MILITARY ROAD	14304	SC	1998	2004	100.00%	122,876	122,876	701,855	WEGMAN’S FOOD MARKETS(2023)

437 NISKAYUNA, NY	MOHAWK COMMONS 402 — 442 BALLTOWN ROAD	12121	SC	2002	2004	100.00%	399,901	530,375	4,629,299	PRICE CHOPPER(2022), LOWE’S(2022), MARS HALLS(2012), BARNES & NOBLE(2014), BED BATH & BEYOND(2019), TARGET(NOT OWNED)

438 NORTH TONAWANDA, NY (SEARS)	MID-CITY PLAZA 955-987 PAYNE AVENUE	14120	SC	1960/1976/1980/1995/ 2004	2004	100.00%	224,949	224,949	2,074,559	TOPS MARKETS(2024)

439 NORWICH, NY (TOPS)	TOPS PLAZA-NORWICH 54 EAST MAIN STREET	13815	SC	1997	2004	10.00%	85,453	85,453	1,087,185	TOPS MARKETS(2018)

440 OLEAN, NY (WAL-MART)	WAL-MART PLAZA — OLEAN 3142 WEST STATE STREET	14760	SC	1993/2004	2004	100.00%	285,400	401,406	2,141,252	WAL-MART(2014), EASTWYNN THEATRES(2014), BJ’S WHOLESALE CLUB(2014), HOME DEPOT(NOT OWNED)

441 ONTARIO, NY (TOPS-BLOCKBUSTER)	TOPS PLAZA — ONTARIO BLOCKBUST 6254 — 6272 FURNACE ROAD	14519	SC	1998	2004	20.00%	77,040	77,040	735,054	TOPS MARKETS(2019)

442 ORCHARD PARK, NY (BLOCKBUSTER)	CROSSROAD PLAZA 3245 SOUTHWESTERN BOULEVARD	14127	SC	2000	2004	20.00%	167,805	279,920	1,802,353	TOPS MARKETS(2022), STEIN MART(2012), LOWES(NOT OWNED)

443 PLATTSBURGH, NY	CONSUMER SQUARE RT. 3 — CORNELIA ROAD	12901	SC	1993/2004	2004	100.00%	491,513	491,513	3,452,394	SAM’S CLUB(2013), WAL-MART(2020), T.J. MAXX(2013), PETSMART(2014), MICHAEL’S(2011)

444 ROCHESTER, NY (HEN-JEF)	HEN-JEF PLAZA 400 JEFFERSON RD @ HENRIETTA	14620	SC	1983/1993	2004	100.00%	159,517	159,517	1,470,725	CITY MATTRESS(2009), COMPUSA(2008), PETSMART(2008), STEVE & BARRY’S(2014), TILE SHOP, THE(2015)

445 ROCHESTER, NY (PANORAMA)	PANORAMA PLAZA 1601 PENFIELD ROAD	14625	SC	1959/1965/1972/1980/ 1986/1994	2004	20.00%	278,241	278,241	3,297,320	LINENS ‘N THINGS(2008), TOPS MARKETS(2014)

446 ROCHESTER, NY(HENRIETTA PLAZA)	HENRIETTA PLAZA 1100 JEFFERSON ROAD	14467	SC	1972/1980/1988/1999	2004	100.00%	245,426	245,426	1,933,123	BIG LOTS(2010), OFFICE DEPOT(2009), TOPS MARKETS(2013)

447 ROME, NY (FREEDOM)	FREEDOM PLAZA 205-211 ERIE BOULEVARD WEST	13440	SC	1978/2000/2001	2004	100.00%	194,467	197,397	1,192,712	STAPLES(2015), J.C. PENNEY(2008), TOPS MARKETS(2021), MARSHALLS(2016)

448 TONAWANDA, NY (BIG LOTS)	YOUNGMAN PLAZA 750 YOUNG STREET	14150	SC	1985/ 2003	2004	10.00%	310,921	318,166	2,324,739	BJ’S WHOLESALE CLUB(2010), BIG LOTS(2012), GANDER MOUNTAIN(2015), TOPS MARKETS(2021)

449 TONAWANDA, NY (DEL-TON)	DEL-TON PLAZA 4220 DELAWARE AVENUE	14150	SC	1985/1996	2004	100.00%	55,473	55,473	375,366

450 TONAWANDA, NY (OFFICE DEPOT)	OFFICE DEPOT PLAZA 2309 EGGERT ROAD	14150	SC	1976/1985/1996	2004	100.00%	121,846	121,846	1,123,578	COMPUSA(2010), OFFICE DEPOT(2011)

451 TONAWANDA, NY (SHER/DELAWARE)	SHERIDAN/DELAWARE PLAZA 1692-1752 SHERIDAN DRIVE	14223	SC	1950/1965/1975/1986/ 2000	2004	100.00%	188,200	188,200	1,342,913	BON TON HOME STORE(2010), BON TON HOME STORE(2010), TOPS MARKETS(2020)

452 TONAWANDA, NY (TOPS)	TOPS PLAZA-NIAGARA STREET 150 NIAGARA STREET	14150	SC	1997	2004	10.00%	97,014	97,014	1,238,440	TOPS MARKETS(2017)

453 UTICA, NY (TOPS-DOLLAR TREE)	TOPS PLAZA — DOLLAR TREE 1154 MOHAWK STREET	13501	SC	1961/1972/1988/1998	2004	100.00%	243,047	243,047	1,457,357	A.J. WRIGHT(2014), HANNAFORD BROTHERS(2025)

454 VICTOR, NY	VICTOR SQUARE 2-10 COMMERCE DRIVE	14564	SC	2000	2004	100.00%	56,134	56,134	913,696

455 WARSAW, NY (TOPS)	TOPS PLAZA — WARSAW 2382 ROUTE 19	14569	SC	1998	2004	20.00%	74,105	74,105	702,899	TOPS MARKETS(2015)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List *	Run Date: 04/19/2007 Time: 9:28:07AM Page 24 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

456 WEST SENECA, NY (HOME DEPOT)	HOME DEPOT PLAZA 1881 RIDGE ROAD	14224	SC	1975/1983/1987/1995	2004	100.00%	139,453	139,453	1,400,105	HOME DEPOT(2016)

457 WEST SENECA, NY (SENECA RIDGE)	SENECA — RIDGE PLAZA 3531 SENECA STREET	14224	SC	1980/1996/2004	2004	100.00%	62,403	62,403	291,082

458 WILLIAMSVILLE, NY	WILLIAMSVILLE PLACE 5395 SHERIDAN DRIVE	14221	SC	1986/1995/2003	2004	100.00%	98,846	98,846	996,613

459 WILLIAMSVILLE, NY (PREMIER)	PREMIER PLACE 7864 — 8020 TRANSIT ROAD	14221	SC	1986/1994/1998	2004	14.50%	142,536	142,536	1,295,070	PREMIER LIQUORS(2010), STEIN MART(2008)

North Carolina

460 APEX, NC (SOUTH)	BEAVER CREEK CROSSINGS SOUTH 1335 W WILLIAMS STREET	27502	SC	2006	1 *	100.00%	207,524	219,764	2,150,267	DICK’S SPORTING GOODS(2017), CONSOLIDATED THEATRES(2026), T.J. MAXX(2016), CIRCUIT CITY(2022), BORDERS(2022)

461 APEX, NC(COMMONS)	BEAVER CREEK COMMONS 1335 W WILLIAMS STREET	27502	SC	2005	1 *	100.00%	119,129	452,383	2,458,111	LINENS ‘N THINGS(2016), OFFICE MAX(2014), SUPER TARGET(NOT OWNED), LOWE’S(NOT OWNED)

462 ASHEVILLE, NC(OAKLEY)	OAKLEY PLAZA FAIRVIEW RD AT INTERSTATE 240	28801	SC	1988	2007	100.00%	129,287	129,287	973,583	BABIES R US(2011), BI-LO(2016)

463 ASHEVILLE, NC(RIVER)	RIVER HILLS 299 SWANNANOA RIVER ROADD	28805	SC	1996	2003	14.50%	190,970	190,970	2,043,192	GOODY’S(2007), CARMIKE CINEMAS(2017), CIRCUIT CITY(2017), DICK’S SPORTING GOODS(2017), MICHAEL’S(200 8), OFFICE MAX(2011)

464 CANDLER, NC	BI-LO — ASHEVILLE 511 SMOKEY PARK HWY	28715	SC	2003	2007	100.00%	54,319	54,319	663,428	BI-LO(2021)

465 CARY, NC(CIRCUIT CITY)	CIRCUIT CITY — CARY 1401 PINEY PLAINS RD	27511	SC	2000	2007	100.00%	27,891	27,891	526,500	CIRCUIT CITY(2022)

466 CARY, NC(MILL POND)	MILL POND VILLAGE 3434-3490 KILDAIRE FARM ROAD	27512	SC	2004	2007	100.00%	88,784	135,204	1,256,964	LOWE’S FOODS(2021)

467 CHAPEL HILL, NC	MEADOWMONT VILLAGE CENTER W. BARBEE CHAPEL RD	27517	SC	2002	2007	100.00%	132,745	132,745	2,507,045	HARRIS TEETER SUPERMARKETS(2022)

468 CHARLOTTE, NC(BJ’S)	BJ’S WHOLESALE CLUB 6030 INDEPENDENCE BLVD	28212	SC	2002	2007	100.00%	99,792	99,792	1,173,448	BJ’S WHOLESALE CLUB(2022)

469 CHARLOTTE, NC(CAMFIELD)	CAMFIELD CORNERS 8620 CAMFIELD STREET	28277	SC	1994	2007	100.00%	69,910	69,910	825,710	BI-LO(2014)

470 CHARLOTTE, NC(CITISIDE)	SHOPPES AT CITISIDE 4430 THE PLAZA	29205	SC	2002	2007	100.00%	75,485	75,485	971,276	BI-LO(2022)

471 CLAYTON, NC	CLAYTON CORNERS US HIGHWAY 70 WEST	27520	SC	1999	2007	100.00%	125,653	125,653	1,324,038	LOWE’S FOODS(2019)

472 CONCORD, NC(CROSSING)	CONCORD CROSSING US HWY 601 & ZION CHURCH ROAD	28025	SC	1994	2007	100.00%	55,930	55,930	495,951	BI-LO(2014)

473 CONCORD, NC(ECKERD)	ECKERD DRUG STORE — CONCORD HIGHWAY #29 @ PITTS SCHOOL	28027	SC	2002	2007	100.00%	10,908	10,908	227,814

474 CORNELIUS, NC	SOUTHLAKE SHOPPING CENTER 20601 TORRENCE CHAPE L ROAD	28031	SC	2001	2007	100.00%	131,247	131,247	1,345,718	STEIN MART(2008), HARRIS TEETER SUPERMARKETS(2009)

475 DURHAM, NC	PATTERSON PLACE 3616 WITHERSPOON BLVD.	27707	SC	2004	2007	20.00%	206,265	206,265	2,322,978	DSW SHOE WAREHOUSE(2016), A.C. MO ORE(2014), BED BATH & BEYOND(2020), KOHL’S(2050)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List *	Run Date: 04/19/2007 Time: 9:28:07AM Page 25 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

476 DURHAM, NC(OXFORD)	OXFORD COMMONS 3500 OXFORD ROAD	27702	SC	1990/2001	1/2 *	100.00%	203,069	321,335	1,263,092	FOOD LION(2010), BURLINGTON COAT FACTORY(2012), WAL-MART(NOT OWNED)

477 DURHAM, NC(SOUTH)	SOUTH SQUARE 4001 DURHAM CHAPEL	27707	SC	2005	2007	20.00%	107,812	288,934	1,639,842	OFFICE DEPOT(2010), ROSS DRESS FOR LESS(2015)

478 FAYETTEVILLE, NC	CROSS POINTE CENTRE 5075 MORGANTON ROAD	28314	SC	1985/2003	2003	100.00%	196,279	196,279	1,525,400	DEVELOPERS REALTY CORP.(2012), T.J. MAXX(2011), BED BATH & BEYOND(2014)

479 FAYETTEVILLE, NC(PAVILION)	FAYETTEVILLE PAVILION 2061 SKIBO ROAD	28314	SC	1998/2001	2007	100.00%	272,385	272,385	3,085,042	DICK’S SPORTING GOODS(2017), LINENS ‘N THINGS(2016), PETSMART(2016), CREATIVE BASKET EXPRESSIONS(2020), MARSHALLS(2008), MICHAEL’S(2009)

480 FUQUAY VARINA, NC	SEXTON COMMONS 1420 N MAIN ST	27526	SC	2002	2007	100.00%	49,097	49,097	763,534	HARRIS TEETER SUPERMARKETS(2021)

481 GASTONIA, NC	REDBUD COMMONS S.NEW HOPE ROAD & REDBUD DRIVE	28056	SC	2004	2007	100.00%	63,937	63,937	763,751	BI-LO(2024)

482 GREENSBORO, NC(ADAMS)	ADAMS FARM 5710 HIGH POINT ROAD	27407	SC	2004	2007	100.00%	112,195	112,195	1,012,923	HARRIS TEETER SUPERMARKETS(2008)

483 GREENSBORO, NC(GOLDEN)	GOLDEN GATE EAST CORNWALLIS DR	27405	SC	1962/2002	2007	100.00%	153,113	153,113	1,194,191	HARRIS TEETER SUPERMARKETS(2011), STAPLES(2016), FOOD LION(2012)

484 GREENSBORO, NC(WENDOVER I)	SHOPPES AT WENDOVER VILLAGE I 4203-4205 WEST WENDOVER AVENUE	27407	SC	2004	2007	100.00%	35,895	35,895	797,840

485 GREENSBORO, NC(WENDOVER II)	WENDOVER II WEST WENDOVER AVE	27407	SC	2004	2007	20.00%	135,004	135,004	2,209,415	A.C. MOORE(2014), CIRCUIT CITY(2020), SOFA CONNECTION(2014)

486 HENDERSONVILLE, NC	EASTRIDGE CROSSING 200 THOMPSON STREET	28792	SC	1995/2004	2003	100.00%	124,432	159,429	655,827	EPIC THEATRES(2018), INGLES(2009), BURKE’ S OUTLET(2011), BIG LOTS(NOT OWNED)

487 HUNTERSVILLE, NC	BIRKDALE VILLAGE RETAIL (TIAA) BIRKDALE COMMONS PKY AND SAM FURR RD	28078	LC	2003	2007	15.00%	310,874	321,315	7,314,492	BARNES & NOBLE(2013), DICK ‘S SPORTING GOODS(2018)

488 HUNTERSVILLE, NC (ROSEDALE)	ROSEDALE SHOPPING CENTER 9911 ROSE COMMONS DR	28078	SC	2000	2007	100.00%	119,197	119,197	1,891,446	HARRIS TEETER SUPERMARKETS(2020)

489 INDIAN TRAIL, NC	UNION TOWN CENTER INDEPENDENCE & FAITH CHURCH RD	28079	SC	1999	2004	100.00%	96,160	96,160	842,360	FOOD LION(2020)

490 JACKSONVILLE, NC(GATEWAY)	GATEWAY PLAZA — JACKSONVILLE ( SEC WESTERN BLVD AND GATEWAY SOUTH	28546	SC	2001	2007	15.00%	101,413	248,259	1,123,402	BED BATH & BEYOND(2013), ROSS DRESS FOR LESS(2013)

491 JAMESTOWN, NC	FORESTDALE PLAZA 108-118 W. MAIN ST.	27282	SC	2001	2007	100.00%	53,239	53,239	520,813	FOOD LION(2022)

492 MATTHEWS, NC	SYCAMORE COMMONS (TIAA) MATTHEWS TWNSHP PWY & NORTHEAST PWY	28105	SC	2002/2004	2007	15.00%	265,860	401,057	4,396,210	MICHAEL’S(2012), BED BATH & BEYOND(2012), DICK’S SPORTING GOODS(2017), OLD NAVY(2011), CIRCUIT CITY(2023)

493 MONROE, NC	MONROE SHOPPING CENT 1620 ROOSEVELT BLVD	28110	SC	1994	2007	100.00%	45,080	45,080	340,716	BI-LO(2014)

494 MOORESVILLE, NC	MOORESVILLE CONSUMER SQUARE I 355 WEST PLAZA DRIVE	28117	SC	1999	2004	100.00%	472,182	472,182	4,342,291	WAL-MART(2019), GOODY’S(2010), GANDER MOUNTAIN(2021)

495 MOORESVILLE, NC(MARKETPLACE)	MOORESVILLE MARKETPLACE 247 E. PLAZA DR	28115	SC	2004	2007	100.00%	60,169	60,169	645,039	BI-LO(2022)

496 MOORESVILLE, NC(WINSLOW)	WINSLOW BAY COMMONS (TIAA) BLUEFIELD ROAD AND HIGHWAY 150	28117	SC	2003	2007	15.00%	255,798	429,798	3,388,302	ROSS DRESS FOR LESS(2014), LINENS ‘N THINGS(2014), DICK’S SPORTING GOODS(2019), T.J. MAXX(2013), MICHAEL’S(2013)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List *	Run Date: 04/19/2007 Time: 9:28:07AM Page 26 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

497 NEW BERN, NC	RIVERTOWNE SQUARE 3003 CLAREDON BLVD	28561	SC	1989/1999	1/2 *	100.00%	68,130	200,228	600,353	GOODY’S(2012), WAL-MART(NOT OWNED)

498 RALEIGH, NC(ALEXANDER)	ALEXANDER PLACE (TIAA) GLENWOOD AVE & BRIER CREEK PKWY	27617	SC	2004	2007	15.00%	164,649	164,649	2,212,197	KOHL’S(2025), WAL-MART(2007)

499 RALEIGH, NC(CAPITAL)	CAPITAL CROSSING 2900-2950 EAST MILL BROOK ROAD	27613	SC	1995	2007	100.00%	83,248	83,248	888,670	LOWE’S FOODS(2015), STAPLES(2011)

500 RALEIGH, NC(ECKERD)	ECKERD DRUG STORE — PERRY CREE US HIGHWAY 401 AND PERRY CREEK ROAD	27616	SC	2003	2007	100.00%	10,908	10,908	284,571

501 RALEIGH, NC(WAKEFIELD)	WAKEFIELD CROSSING WAKEFIELD PINES DR & NEW FALLS OF NEUSE	27614	SC	2001	2007	100.00%	75,927	75,927	922,699	FOOD LION(2022)

502 SALISBURY, NC	ALEXANDER POINTE 850 JAKE ALEXANDER BLVD	28144	SC	1997	2007	20.00%	57,710	57,710	666,565	HARRIS TEETER SUPERMARKETS(2017)

503 SILER CITY, NC	CHATHAM CROSSING (TIAA) US HIGHWAY 64 WEST	27344	SC	2002	2007	15.00%	32,000	32,000	382,443

504 SOUTHERN PINES, NC	BI-LO — SOUTHERN PINES (TIAA) US HWY 15-501	28387	SC	2002	2007	15.00%	57,404	57,404	510,712	STEIN MART(2016)

505 WAKE FOREST, NC	CAPITAL PLAZA (TIAA) 11825 RETAIL DRIVE	27587	SC	2004	2007	15.00%	46,793	46,793	597,408

506 WASHINGTON, NC	PAMLICO PLAZA 536 PAMLICO PLAZA	27889	SC	1990/1999	1/2 *	100.00%	80,269	265,053	562,422	GOODY’S(2009), OFFICE DEPOT(2009), WAL-MART(NOT OWNED)

507 WILMINGTON, NC	UNIVERSITY CENTRE S. COLLEGE RD & NEW CENTRE DR.	28403	SC	1989/2001	1/2 *	100.00%	411,887	518,735	3,562,639	LOWE’S(2014), OLD NAVY(2011), BED BATH & BEYOND(2012), ROSS DRESS FOR LESS(2012), STEVE & BARRY’S(2014), BADCOCK FURNITURE(2014), SAM’S(NOT OWNED)

508 WILMINGTON, NC(OLEANDER)	OLEANDER SHOPPING CENTER 3804 OLEANDER DRIVE	28401	SC	1989	2007	100.00%	51,888	51,888	578,191	LOWE’S FOODS(2015)

509 WILSON, NC	FOREST HILLS CENTRE 1700 RALEIGH RD NW	27896	SC	1989	2007	100.00%	73,280	73,280	625,332	HARRIS TEETER SUPERMARKETS(2010)

510 WINSTON-SALEM, NC(HARPER)	HARPER HILL COMMONS 5049 COUNTRY CLUB RD	27104	SC	2004	2007	20.00%	55,394	96,914	1,350,690

511 WINSTON-SALEM, NC(OAK)	OAK SUMMIT (TIAA) EAST HANES MILL ROAD	27105	SC	2003	2007	15.00%	142,394	142,394	1,738,063	GOODY’S(2016), STAPLES(2016), PETSMART(2020)

512 WINSTON-SALEM, NC(OLIVER)	SHOPS AT OLIVER CROSSING PETERS CREEK PKWY OLIVER CROSSING	27127	SC	2003	2007	100.00%	76,512	76,512	971,729	LOWE’S FOODS(2023)

513 WINSTON-SALEM, NC(WAL-MART)	SUPER WAL-MART — WINSTON-SALEM 4550 KESTER MILL RD	27103	SC	1998	2007	100.00%	204,931	409,862	1,403,777	WAL-MART(2017)

North Dakota

514 DICKINSON, ND	PRAIRIE HILLS MALL 1681 THIRD AVENUE	58601	MM	1978	1/2 *	100.00%	267,506	267,506	1,128,602	K MART(2008), HERBERGER’S(2010), J.C. PENNEY(2008)

Ohio

515 ALLIANCE, OH	SUPER WAL-MART — ALLIANCE 2700 WEST STATE ST	44601	SC	1998	2007	100.00%	200,084	200,084	1,190,500	WAL-MART(2017)

516 ASHTABULA, OH (TOPS)	TOPS PLAZA — ASHTABULA 1144 WEST PROSPECT ROAD	44004	SC	2000	2004	100.00%	57,874	57,874	840,400	TOPS MARKETS(2021)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List *	Run Date: 04/19/2007 Time: 9:28:07AM Page 27 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

517 AURORA, OH	BARRINGTON TOWN SQUARE 70-130 BARRINGTON TOWN SQUARE	44202	SC	1996/2004	1 *	100.00%	102,683	159,982	1,038,599	CINEMARK(2011), HEINEN’S(NOT OWNED)

518 BELLEFONTAINE, OH	SOUTH MAIN STREET PLAZA 2250 SOUTH MAIN STREET	43311	SC	1995	1998	100.00%	52,399	52,399	445,579	GOODY’S(2010), STAPLES(2010)

519 BOARDMAN, OH	SOUTHLAND CROSSING I-680 & US ROUTE 224	44514	SC	1997	1 *	100.00%	506,254	511,654	4,204,017	LOWE’S(2016), BABIES R US(2009), STAPLES(2012), DICK’S SPORTING GOODS(2012), WAL-MART(2017), PETSMART(2013), GIANT EAGLE(2018)

520 CANTON, OH (PHASE I & II)	BELDEN PARK CROSSINGS 5496 DRESSLER ROAD	44720	SC	1995/2001/2003	1 *	14.50%	478,106	593,610	5,246,599	VALUE CITY FURNITURE(2011), H.H. GREGG APPLIANCES(2011), JO-ANN STORES(2008), PETSMART(2013), DICK’S SPORTING GOODS(2010), DSW SHOE WAREHOUSE(2012), KOHL’S(2016), TARGET(NOT OWNED)

521 CHILLICOTHE, OH	CHILLICOTHE PLACE 867 N. BRIDGE STREET	45601	SC	1974/1998	1/2 *	20.00%	106,262	106,262	1,019,135	KROGER(2041), OFFICE MAX(2013)

522 CHILLICOTHE, OH (LOWES)	CHILLICOTHE PLACE (LOWES) 867 N BRIDGE STREET	45601	SC	1998	1 *	100.00%	130,497	130,497	822,132	LOWE’S(2015)

523 CINCINNATI, OH	GLENWAY CROSSING 5100 GLENCROSSING WAY	45238	SC	1990	1993	100.00%	235,433	235,433	2,003,867	STEVE & BARRY’S(2014), MICHAEL’S(2011)

524 CINCINNATI, OH (KROGER)	KROGER — CINCINNATI 6401 COLERAIN AVE	45239	SC	1998	2007	100.00%	56,634	56,634	556,486	KROGER(2015)

525 CINCINNATI, OH (TRI COUNTY)	TRI COUNTY MALL 11700 PRINCETON PIKE	45246	SC	1960/1990/1992	2005	18.00%	667,659	1,180,139	9,773,133	DILLARD’S(2018), MACY’S(NOT OWNED), SEAR(NOT OWNED)

526 COLUMBUS, OH (CONSUMER SQUARE)	CONSUMER SQUARE WEST COLUMBUS 3630 SOLDANO BLVD.	43228	SC	1989/2003	2004	100.00%	356,515	356,515	2,208,167	KROGER(2014), TARGET(2011)

527 COLUMBUS, OH (DUBLIN VILLAGE)	DUBLIN VILLAGE CENTER 6561-6815 DUBLIN CENTER DRIVE	43017	SC	1987	1998	100.00%	230,203	339,284	1,579,233	AMC THEATRE(2007), MAX SPORTS CENTER(2007), B.J.’S WHOLESALE CLUB(NOT OWNED)

528 COLUMBUS, OH (EASTON MARKET)	EASTON MARKET 3740 EASTON MARKET	43230	SC	1998	1998	100.00%	509,611	509,611	6,010,166	COMPUSA(2013), STAPLES(2013), PETSMART(2014), GOLFSMITH GOLF CENTER(2013), MICHAEL’S(2008), DICK’S SPORTING GOODS(2013), DSW SHOE WAREHOUSE(2012), KITTLE’S HOME FURNISHINGS(2012), BED BATH & BEYOND(2014), T.J. MAXX(2008)

529 COLUMBUS, OH (LENNOX)	LENNOX TOWN CENTER 1647 OLENTANGY RIVER ROAD	43212	SC	1997	1998	50.00%	352,913	352,913	3,487,441	TARGET(2016), BARNES & NOBLE(2007), STAPLES(2011), AMC THEATRE(2021)

530 COLUMBUS, OH (SUN)	SUN CENTER 3622-3860 DUBLIN GRANVILLE RD	43017	SC	1995	1998	79.45%	305,428	305,428	3,644,530	BABIES R US(2011), MICHAEL’S(2013), ASHLE Y FURNITURE HOMESTORE(2012), STEIN MART(2012), WHOLE FOODS(2016), STAPLES(2010)

531 COLUMBUS, OH (HILLIARD)	HILLIARD ROME 1710-60 HILLIARD ROME ROAD	43026	SC	2001	2007	100.00%	110,871	110,871	1,487,813	GIANT EAGLE(2022)

532 DUBLIN, OH (PERIMETER CENTER)	PERIMETER CENTER 6644-6804 PERIMETER LOOP ROAD	43017	SC	1996	1998	100.00%	137,556	137,556	1,568,413	GIANT EAGLE(2014)

533 ELYRIA, OH	ELYRIA SHOPPING CENTER 841 CLEVELAND	44035	SC	1977	2 *	100.00%	92,125	92,125	704,695	TOPS MARKETS(2010)

534 GALLIPOLIS, OH	GALLIPOLIS MARKETPLACE 2145 EASTERN AVENUE	45631	SC	1998	2003	100.00%	25,950	205,908	338,730	WAL MART(NOT OWNED)

535 GROVE CITY, OH(DERBY SQUARE)	DERBY SQUARE SHOPPING CENTER 2161-2263 STRINGTOWN ROAD	43123	SC	1992	1998	20.00%	128,210	128,210	1,114,254	GIANT EAGLE(2016)

536 HUBER HTS., OH	NORTH HEIGHTS PLAZA 8280 OLD TROY PIKE	45424	SC	1990	1993	100.00%	163,819	278,376	1,236,400	CUB FOODS(2011), WAL-MART(NOT OWNED)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List *	Run Date: 04/19/2007 Time: 9:28:07AM Page 28 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

537 LEBANON, OH	COUNTRYSIDE PLACE 1879 DEERFIELD ROAD	45036	SC	1990/2002	1993	100.00%	17,000	110,480	79,374	ERB LUMBER(NOT OWNED), WALMART #1407(NOT OWNED)

538 MACEDONIA, OH	MACEDONIA COMMONS MACEDONIA COMMONS BLVD	44056	SC	1994	1994	50.00%	233,619	372,786	3,084,993	TOPS MARKETS(2019), KOHL’S(2016), WAL-MART(NOT OWNED)

539 MACEDONIA, OH (PHASE II)	MACEDONIA COMMONS (PHASE II) 8210 MACEDONIA COMMONS	44056	SC	1999	1 *	100.00%	169,481	169,481	1,601,734	CINEMARK(2019), HOME DEPOT(2020)

540 NORTH OLMSTED, OH	GREAT NORTHERN PLAZA NORTH 2589-26437 GREAT NORTHERN	44070	SC	1958/1998/2003	1997	14.50%	624,587	665,487	8,166,506	DSW SHOE WAREHOUSE(2015), BEST BUY(2010), MARSHALLS(2008), BED BATH & BEYOND(2012), PETSMART(2008), STEVE & BARRY’S(2014), HOME DEPOT(2019), K & G MENSWEAR(2008), JO-ANN STORES(2009), MARC’S(2012), COMPUSA(2008), REMINGTON COLLEGE(NOT OWNED)

541 PATASKALA, OH	VILLAGE MARKET/RITE AID CENTER 78-80 OAK MEADOW DRIVE	43062	SC	1980	1998	100.00%	33,270	33,270	201,200	CARDINAL FOODS(2007)

542 PICKERINGTON, OH	SHOPPES AT TURNBERRY 1701-1797 HILL ROAD NORTH	43147	SC	1990	1998	100.00%	59,495	61,872	630,411

543 SOLON, OH	UPTOWN SOLON KRUSE DRIVE	44139	SC	1998	1 *	100.00%	183,255	183,255	2,880,714	MUSTARD SEED MARKET & CAFE(2019), BED BATH & BEYOND(2009), BORDERS(2018)

544 STEUBENVILLE, OH	LOWE’S HOME IMPROVEMENT — STEU 4115 MALL DRIVE	43952	SC	1998	2007	100.00%	130,497	130,497	871,236	LOWE’S(2016)

545 STOW, OH	STOW COMMUNITY SHOPPING CENTER KENT ROAD	44224	SC	1997/2000	1 *	100.00%	404,480	506,563	2,802,320	BED BATH & BEYOND(2011), GIANT EAGLE(2017), KOHL’S(2019), OFFICE MAX(2011), TARGET(NOT OWNED)

546 TIFFIN, OH	TIFFIN MALL 870 WEST MARKET STREET	44883	MM	1980/2004	1/2 *	100.00%	170,868	170,868	631,823	CINEMARK(2011), J.C. PENNEY(2010)

547 TOLEDO, OH	SPRINGFIELD COMMONS SHOPPING S. HOLLAND-SYLVANIA ROAD	43528	SC	1999	1 *	20.00%	241,129	271,729	2,779,908	KOHL’S(2019), GANDER MOUNTAIN(2014), BED BATH & BEYOND(2010), OLD NAVY(2010), BABIES R US(NOT OWNED)

548 TOLEDO, OH (DICKS)	DICKS — TOLEDO 851 W. ALEXIS ROAD	43612	SC	1995	2004	100.00%	80,160	80,160	501,000	DICK’S SPORTING GOODS(2016)

549 WEST CHESTER, OH	KROGER — WEST CHESTER 7172 CINCINNATI-DAYTON ROAD	45069	SC	1998	2007	100.00%	56,634	56,634	349,154	KROGER(2018)

550 WESTLAKE, OH	WEST BAY PLAZA 30100 DETROIT ROAD	44145	SC	1974/1997/2000	1/2 *	100.00%	162,330	162,330	1,302,603	MARC’S(2009), K MART(2009)

551 WILLOUGHBY HILLS, OH	WILLOUGHBY HILLS SHOPPING CENT CHARDON ROAD	44092	SC	1985	2007	15.00%	373,318	377,849	3,577,050	GIANT EAGLE(2019), BRYANT AND STRATTON BUSINESS INSTITUTE(2008), CINEMARK(2010), A.J. WRIGHT(2011), OFFICE MAX(2009), SAM’S CLUB(2014)

552 XENIA, OH	WEST PARK SQUARE 1700 WEST PARK SQUARE	45385	SC	1994/1997/2001	1 *	100.00%	104,873	203,282	722,582	KROGER(2019), WAL-MART(NOT OWNED)

Oklahoma

553 OKLAHOMA CITY, OK	CVS PHARMACY #6226-01 2323 NORTH MARTIN LUTHER KING BLVD	73102	SC	1997	2007	100.00%	9,504	9,504	159,358

Oregon

554 PORTLAND, OR	TANASBOURNE TOWN CENTER NW EVERGREEN PKWY & NW RING RD	97006	SC	1995/2001	1996	50.00%	309,617	566,457	5,665,462	LINENS ‘N THINGS(2012), ROSS DRESS FOR LESS(2013), MICHAEL’S(2009), BARNES & NOBLE(2011), OFFICE DEPOT(2010), HAGGAN’S(2021), NORDSTROM(NOT OWNED), TARGET(NOT OWNED), MERVYNS(NOT OWNED)

Pennsylvania

555 ALLENTOWN, PA(WEST)	WEST VALLEY MARKETPLACE 1091 MILL CREEK ROAD	18106	SC	2001/2004	2003	100.00%	259,239	259,239	2,748,573	WAL-MART(2021)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List *	Run Date: 04/19/2007 Time: 9:28:07AM Page 29 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

556 CAMP HILL, PA	CAMP HILL CENTER 3414 SIMPSON FERRY ROAD	17011	SC	1978/2002	2007	100.00%	62,888	62,888	698,160	LINENS ‘N THINGS(2013), MICHAEL’S(2013)

557 CARLISLE, PA	CARLISLE COMMONS (TIAA) RIDGE STREET & NOBLE BLVD	17013	SC	2001	2007	15.00%	394,033	394,033	3,219,438	WAL-MART(2022), T.J. MAXX(2012), ROSS DRESS FOR LESS(2014), REGAL CINEMAS(2010)

558 CHESWICK, PA	ECKERD DRUG STORE #6095 1200 PITTSBURGH ST.	15024	SC	2000	2007	100.00%	10,908	10,908	248,609

559 CONNELSVILLE, PA	ECKERD DRUG STORE #6007 100 MEMORIAL BLVD	15425	SC	1999	2007	100.00%	10,908	10,908	312,181

560 E. NORRITON, PA	KMART PLAZA 2692 DEKALB PIKE	19401	SC	1975/1997	1/2 *	100.00%	173,876	179,376	1,236,209	K MART(2010), BIG LOTS(2010)

561 ERIE, PA (PEACH)	PEACH STREET SQUARE 1902 KEYSTONE DRIVE	16509	SC	1995/1998/2003	1 *	100.00%	557,769	679,074	4,779,195	LOWE’S(2015), PETSMART(2015), CIRCUIT CITY(2020), KOHL’S(2016), WAL-MART(2015), CINEMARK(2011)

562 ERIE, PA (TOPS)	TOPS PLAZA — ERIE 1520 WEST 25TH STREET	16505	SC	1995	2004	100.00%	103,691	103,691	1,325,624	TOPS MARKETS(2016)

563 ERIE, PA(ECKERD 6193)	ECKERD DRUG STORE #6193 404 EAST 26TH STREET	16503	SC	1999	2007	100.00%	10,908	10,908	260,047

564 ERIE, PA(ECKERD 6286)	ECKERD DRUG STORE #6286 2184 WEST 12TH ST	16505	SC	1999	2007	100.00%	10,908	10,908	373,661

565 ERIE, PA(ECKERD 6334)	ECKERD DRUG STORE #6334 353 EAST 6TH STREET	16507	SC	1999	2007	100.00%	10,908	10,908	266,969

566 ERIE, PA(MARKET)	ERIE MARKETPLACE 6660-6750 PEACH STREET	16509	SC	2003	2003	14.50%	107,537	238,387	1,080,515	MARSHALLS(2013), BED BATH & BEYOND(2013), BABIES R US(2015), TARGET(NOT OWNED)

567 HANOVER, PA (BJS)	BJS — HANOVER 1785 AIRPORT ROAD SOUTH	18109	SC	1991	2004	100.00%	112,230	112,230	858,844	BJ’S WHOLESALE CLUB(2011)

568 HARBORCREEK, PA	ECKERD DRUG STORE #6062 4145 BUFFALO ROAD	16510	SC	1999	2007	100.00%	10,908	10,908	230,486

569 HOMESTEAD, PA	WATERFRONT MARKET AMITY (TIAA) 660 E. WATERFRONT DR	15120	LC	2003	2007	15.00%	806,931	850,729	9,575,125	DICK’S SPORTING GOODS(2012), LOEWS(2020), FILENE’S BASEMENT(2012), MICHAEL’S(2011), PIER 1 IMPORTS(2050), OFFICE DEPOT(2017), T.J. MAXX(2011), OLD NAVY(2011), DSW SHOE WAREHOUSE(2015), BED BATH & BEYOND(2011), MARSHALLS(2010), BARNES & NOBLE(2012), DAVE & BUSTER’S(2020)

570 KING OF PRUSSIA, PA	OVERLOOK AT KING OF PRUSSIA (T 301 GODDARD BLVD	19046	SC	2002	2007	15.00%	105,615	186,980	4,833,350	NORDSTROM RACK(2012), BEST BUY(2017)

571 MILLCREEK, PA	ECKERD DRUG STORE #6257 5440 PEACH ST.	16508	SC	2000	2007	100.00%	10,908	10,908	336,691

572 MILLCREEK, PA (ECKERD 6199)	ECKERD DRUG STORE #6199 2923 WEST 26TH ST.	16506	SC	1999	2007	100.00%	10,908	10,908	332,311

573 MONACA, PA	TOWNSHIP MARKETPLACE 115 WAGNER ROAD	15061	SC	1999/2004	2003	14.50%	298,589	298,589	2,697,141	LOWE’S(2016), SHOP ‘N SAVE(2019), CINEMARK(2019)

574 MONROEVILLE, PA	ECKERD DRUG STORE #6040 4111 WILLIAM PENN HWY	15146	SC	1998	2007	100.00%	12,738	12,738	484,028

575 MONROEVILLE, PA(ECKERD 6043)	ECKERD DRUG STORE #6043 2604 MONROEVILLE BLVD	15146	SC	1999	2007	100.00%	10,908	10,908	295,339

576 MT. NEBO, PA	MT NEBO POINT MT NEBO ROAD & LOWRIES RUN ROAD	15237	SC	2005	1 *	100.00%	72,882	336,267	1,124,207	SPORTSMAN’S WAREHOUSE(2020), SAM’S CLUB(NOT OWNED), TARGET(NOT OWNED)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List *	Run Date: 04/19/2007 Time: 9:28:07AM Page 30 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

577 NEW CASTLE, PA	ECKERD DRUG STORE #6172 31 NORTH JEFFERSON STREET	16101	SC	1999	2007	100.00%	10,908	10,908	261,740

578 PENN, PA	ECKERD DRUG STORE #6392 3550 ROUTE 130	15642	SC	1999	2007	100.00%	10,908	10,908	262,741

579 PITTSBURGH, PA	ECKERD DRUG STORE #6036 2501 SAW MILL RUN BLVD	15227	SC	1999	2007	100.00%	10,908	10,908	342,233

580 PLUM BOROUGH, PA	ECKERD DRUG STORE #6695 1804 GOLDEN MILE HWY	15239	SC	1999	2007	100.00%	10,908	10,908	326,940

Puerto Rico

581 ARECIBO, PR (ATLANTICO)	PLAZA DEL ATLANTICO PR # KM 80.3	00612	MM	1980/1993	2005	100.00%	215,451	224,950	3,138,086	K MART(2013), CAPRI DEL ATLANTICO(2013)

582 BAYAMON, PR (PLAZA DEL SOL)	PLAZA DEL SOL RD PR#29 & PR#167, HATO TEJAS	00961	MM	1998/2003/2004	2005	100.00%	526,373	675,594	15,699,402	WAL-MART(2022), OLD NAVY(2011), SC IENCE PARK CINEMA(2019), BED BATH & BEYOND(2017), HOME DEPOT(NOT OWNED)

583 BAYAMON, PR (REXVILLE PLAZA)	REXVILLE PLAZA PR #167, KM 18.8	00961	SC	1980/2002	2005	100.00%	126,023	132,309	1,553,961	PUEBLO XTRA(2009), TIENDAS CAPRI(2013)

584 BAYAMON, PR (RIO HONDO)	RIO HONDO PR#22, PR#167	00936	MM	1982/2001	2005	100.00%	464,191	529,493	11,649,004	TIENDAS CAPRI(2009), COMPUSA(2021), K MART(2011), PUEBLO XTRA(2012), MARSHALLS(2015), RIO HONDO CINEMA(NOT OWNED)

585 CAROLINA, PR (PLAZA ESCORIAL)	PLAZA ESCORIAL CARRETERA #3, KM 6.1	00987	SC	1997	2005	100.00%	385,749	601,619	7,589,981	OFFICE MAX(2015), WAL-MART(2024), BORDERS(2017), OLD NAVY(2009), SAM’S CLUB(2024), CARIBBEAN CINEMAS(NOT OWNED), HOME DEPOT(NOT OWNED)

586 CAYEY, PR (PLAZA CAYEY)	PLAZA CAYEY STATE ROAD #1 & PR #735	00736	SC	1999/2004	2005	100.00%	261,126	339,840	3,195,352	WAL-MART(2021), CAYEY CINEMA CORP.(NOT OWNED)

587 FAJARDO, PR (PLAZA FAJARDO)	PLAZA FAJARDO ROAD PR #3 INT PR #940	00738	SC	1992	2005	100.00%	245,319	251,319	3,823,351	WAL-MART(2012), PUEBLO XTRA(2012)

588 GUAYAMA, PR (PLAZA WAL-MART)	PLAZA WAL-MART ROAD PR #3 KM 135.0	00784	SC	1994	2005	100.00%	163,598	163,598	1,676,518	WAL-MART(2018)

589 HATILLO, PR (PLAZA DEL NORTE)	PLAZA DEL NORTE ROAD#2 KM 81.9	00659	MM	1992	2005	100.00%	505,877	671,306	10,682,015	J.C. PENNEY(2012), PUEBLO XTRA(2012), WAL-MART(2012), TOYS R’ US/KID’SRUS(NOT OWNED), SEARS(NOT OWNED)

590 HUMACAO, PR (PALMA REAL)	PALMA REAL STATE ROAD #3, KM 78.20	00791	SC	1995	2005	100.00%	340,608	442,614	6,558,055	CAPRI STORES(2011), PUEBLO XTRA(2020) , CINEVISTA THEATRES(2006), WAL-MART(2020), J C PENNY(NOT OWNED), PEP BOYS(NOT OWNED)

591 ISABELA, PR (PLAZA ISABELA)	PLAZA ISABELA STATE ROAD #2 & # 454	00662	SC	1994	2005	100.00%	238,410	259,016	3,646,370	PUEBLO XTRA(2014), WAL-MART(2019)

592 SAN GERMAN, PR (CAMINO REAL)	CAMINO REAL STATE ROAD PR #122	00683	SC	1991	2005	100.00%	22,356	49,172	327,950	PEP BOYS(2015)

593 SAN GERMAN, PR (DEL OESTE)	DEL OESTE ROAD PR #2 INT PR #122	00683	SC	1991	2005	100.00%	174,172	184,746	2,243,687	K MART(2016), PUEBLO XTRA(2011)

594 SAN JUAN, PR (SENORIAL PLAZA)	SENORIAL PLAZA PR #53 & PR #177	00926	MM	1978/Mutiple	2005	100.00%	169,136	209,596	2,552,995	K MART(2010), PUEBLO EXT(NOT OWNED)

595 VEGA BAJA, PR (PLZ VEGA BAJA)	PLAZA VEGA BAJA ROAD PR #2 INT PR #155	00693	SC	1990	2005	100.00%	174,728	184,938	2,089,284	K MART(2015), PUEBLO XTRA(2010)

Rhode Island

596 MIDDLETOWN, RI	MIDDLETOWN VILLAGE 1315 WEST MAIN ST	02842	SC	2003	2007	100.00%	98,161	98,161	1,632,198	BARNES & NOBLE(2019), LINENS ‘N THINGS(2019), MICHAEL’S(2018)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 31 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

597 WARWICK, RI	WARWICK CENTER (TIAA) 1324 BALD HILL ROAD	02886	SC	2004	2007	15.00%	159,958	159,958	2,255,135	DICK’S SPORTING GOODS(2018), LINENS ‘N THINGS(2013), BARNES & NOBLE(2018), DSW SHOE WAREHOUSE(2013)

South Carolina

598 AIKEN, SC(BI-LO)	NORTH AIKEN BI-LO CENTER 1149 YORK STREET NE	29801	SC	2002	2007	100.00%	59,204	59,204	547,027	BI-LO(2022)

599 AIKEN, SC(EXCHANGE)	AIKEN EXCHANGE (TIAA) WHISKEY ROAD & BROOK HAVEN DRIVE	29803	SC	2004	2007	15.00%	101,558	102,758	1,037,133	GOODY’S(2015), PETSMART(2019)

600 ANDERSON, SC(CENTRAL)	ANDERSON CENTRAL (TIAA) 651 HWY 28 BYPASS	29624	SC	1999	2007	15.00%	223,211	223,211	1,431,776	WAL-MART(2019)

601 ANDERSON, SC(NORTH HILL)	NORTH HILL COMMONS (TIAA) 3521 CLEMSON BLVD	29621	SC	2000	2007	15.00%	43,149	43,149	431,962	MICHAEL’S(2013)

602 CAMDEN, SC	SPRINGDALE PLAZA 1671 SPRINGDALE DRIVE	29020	SC	1990/2000	1993	100.00%	180,127	363,405	1,275,113	STEVE & BARRY’S(2014), BELK(2015), WAL-MART SUPER CENTER(NOT OWNED)

603 CHARLESTON, SC	ASHLEY CROSSING 2245 ASHLEY CROSSING DRIVE	29414	SC	1991	2003	100.00%	188,883	196,048	1,463,511

604 COLUMBIA, SC (STATION II)	COLUMBIANA STATION II (TIAA) 1150-1220 BOWER PKWY	29212	SC	2003	2007	15.00%	107,000	107,000	1,406,917	H.H. GREGG APPLIANCES(2015)

605 COLUMBIA, SC (STATION)	COLUMBIANA STATION OEA (TIAA) HARBISON BLVD & BOWE R PARKWAY	29212	SC	1999	2007	15.00%	447,955	447,955	4,440,420	GOODY’S(2016), CIRCUIT CITY(2020), DICK’S SPORTING GOODS(2016), MICHAEL’S(2010), PETSMART(2015)

606 COLUMBIA, SC (TARGET)	TARGET CENTER I (TIAA) 10204 TWO NOTCH RD.	29229	SC	2002	2007	15.00%	83,400	83,400	614,415	MICHAEL’S(2012), LINENS ‘N THINGS(2012)

607 COLUMBIA, SC(HARBISON)	HARBISON COURT HARBISON BLVD	29212	SC	1991	2002	14.50%	236,707	296,196	2,850,291	BARNES & NOBLE(2011), ROSS DRESS FOR LESS(2014), MARSHALLS(2012), OFFICE DEPOT(2011), BABIES ‘R’ US #8890(NOT OWNED)

608 CONWAY, SC	GATEWAY PLAZA II — CONWAY 2701 CHURCH STREET	29526	SC	2002	2007	100.00%	62,428	62,428	625,705	GOODY’S(2017)

609 EASLEY, SC	CENTER POINTE PLAZA I CALHOUN MEMORIAL HWY & BRUSHY CREEK	29642	SC	2004	2007	100.00%	64,487	64,487	671,875	PUBLIX SUPER MARKETS(2023)

610 EASLEY, SC (CENTER)	CENTER POINTE PLAZA II CALHOUN MEMORIAL HWY & BRUSHY CREEK	29642	SC	2004	2007	100.00%	7,800	7,800	103,600

611 GAFFNEY, SC	ECKERD DRUG STORE — GAFFNEY 1320 W FLOYD BAKER BLVD	29341	SC	2003	2007	100.00%	13,818	13,818	291,984

612 GREENVILLE, SC(ECKERD)	ECKERD DRUG STORE — GREENVILLE 3679 AUGUSTA ROAD	29605	SC	2001	2007	100.00%	10,908	10,908	283,423

613 GREENVILLE, SC(SUPER WAL-MART)	SUPER WAL-MART — GREENVILLE 1451 WOODRUFF ROAD	29607	SC	1998	2007	100.00%	200,084	200,084	1,272,534	WAL-MART(2018)

614 GREENVILLE, SC(THE POINT)	THE POINT 1140 WOODRUFF ROAD	29601	SC	2005	2007	20.00%	104,641	104,641	1,740,547	WHOLE FOODS(2026), CIRCUIT CITY(2021)

615 GREENWOOD, SC	BI-LO — NORTHSIDE PLAZA US HIGHWAY 25 & NORTHSIDE DRIVE	29649	SC	1999	2007	100.00%	41,581	41,581	334,437	BI-LO(2019)

616 LEXINGTON, SC	LEXINGTON PLACE US HWY 378 AND OLD CHEROKEE ROAD	29072	SC	2003	2007	100.00%	83,167	83,167	834,916	ROSS DRESS FOR LESS(2014), T.J. MAXX(2013)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 32 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

617 MT. PLEASANT, SC	WANDO CROSSING 1500 HIGHWAY 17 NORTH	29465	SC	1992/2000	1995	100.00%	209,139	325,236	1,771,625	OFFICE DEPOT(2010), T.J. MAXX(2007), MARSHALLS(2011), WAL-MART(NOT OWNED)

618 MT. PLEASANT, SC(BI-LO)	BI-LO — SHELMORE 672 HWY 17 BY-PASS	29464	SC	2002	2007	100.00%	64,368	64,368	920,894	BI-LO(2023)

619 MYRTLE BEACH, SC	PLAZA AT CAROLINA FOREST 3735 RENEE DRIVE	29579	SC	1999	2007	20.00%	116,657	116,657	1,648,186	KROGER(2010)

620 N. CHARLESTON, SC	NORTH POINTE PLAZA 7400 RIVERS AVENUE	29406	SC	1989/2001	2 *	100.00%	294,471	375,451	2,014,285	WAL-MART(2009), OFFICE MAX(2009), HELIG MEYERS(NOT OWNED)

621 N. CHARLESTON, SC(N CHARL CTR)	NORTH CHARLESTON CENTER 5900 RIVERS AVENUE	29406	SC	1980/1993	2004	100.00%	235,501	235,501	1,190,150	NORTHERN TOOL(2016), BIG LOTS(2009)

622 ORANGEBURG, SC	NORTH ROAD PLAZA 2795 NORTH ROAD	29115	SC	1994/1999	1995	100.00%	50,760	247,434	540,148	GOODY’S(2008), Wal-Mart(NOT OWNED)

623 PIEDMONT, SC	ECKERD DRUG STORE — PIEDMONT 915 ANDERSON STREET	29601	SC	2000	2007	100.00%	10,908	10,908	181,052

624 S. ANDERSON, SC	CROSSROADS PLAZA 406 HIGHWAY 28 BY-PASS	29624	SC	1990	1994	100.00%	7,600	7,600	41,812

625 SIMPSONVILLE, SC	FAIRVIEW STATION 621 FAIRVIEW ROAD	29681	SC	1990	1994	100.00%	142,086	142,086	882,995	INGLES(2011), KOHL’S(2015)

626 SPARTANBURG, SC(BLACKSTOCK)	ECKERD DRUG STORE — BLACKSTOCK 1510 W.O. EZELL BLVD	29301	SC	2001	2007	100.00%	10,908	10,908	271,599

627 SPARTANBURG, SC(CEDAR)	CEDAR SPRINGS CROSSING 2199 SOUTHPORT ROAD	29306	SC	2001	2007	100.00%	86,570	86,570	932,688	BI-LO(2021)

628 SPARTANBURG, SC(ECKERD)	ECKERD DRUG STORE — SPARTANBUR 780 N. PINE STREET	29301	SC	2002	2007	100.00%	10,908	10,908	283,656

629 SPARTANBURG, SC(NORTHPOINT)	NORTHPOINT MARKETPLACE 8642-8760 ASHEVILLE HIGHWAY	29316	SC	2001	2007	100.00%	104,032	104,032	706,534	INGLES(2021)

630 TAYLORS, SC	NORTH HAMPTON 6019 WADE HAMPTON (AKA GREER, SC)	29687	SC	2004	2007	20.00%	171,545	171,545	1,160,896	HOBBY LOBBY(2019), TARGET(2073)

631 TAYLORS, SC (HAMPTON)	HAMPTON POINT 3033 WADE HAMPTON BL	29687	SC	1993	2007	100.00%	58,316	58,316	468,926	BI-LO(2018)

632 TEGA CAY, SC	ECKERD DRUG STORE — TEGA CAY 2907 W HWY 160	29708	SC	2002	2007	100.00%	13,824	13,824	309,853

633 WOODRUFF, SC	ECKERD DRUG STORE — WOODRUFF 121 N MAIN STREET	29388	SC	2002	2007	100.00%	13,824	13,824	288,178

South Dakota

634 WATERTOWN, SD	WATERTOWN MALL 1300 9TH AVENUE	56401	MM	1977	1/2 *	100.00%	240,262	282,262	1,402,275	DUNHAM’S SPORTING GOODS(2011), HERBERGER’S(2009), J.C. PENNEY(2008), HY VEE SUPERMARKET(NOT OWNED)

Tennessee

635 BRENTWOOD, TN	COOL SPRINGS POINTE I-65 AND MOORE’S LANE	37027	SC	1999/2004	2000	14.50%	201,414	201,414	2,580,284	BEST BUY(2014), ROSS DRESS FOR LESS(2015), LINENS ‘N THINGS(2014), DSW SHOE WAREHOUSE(2008)

636 CHATTANOOGA, TN	OVERLOOK AT HAMILTON PLACE 2288 GUNBARREL ROAD	37421	SC	1992/2004	2003	100.00%	207,244	207,244	1,772,325	BEST BUY(2014), HOBBY LOBBY(2014), FRESH MARKET(2014)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 33 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

637 CHATTANOOGA, TN(PETSMART)	PETSMART — CHATTANOOGA 2130 GUNBARREL ROAD	37421	SC	1995	2007	100.00%	26,040	26,040	344,665	PETSMART(2021)

638 COLUMBIA, TN	COLUMBIA SQUARE 845 NASHVILLE HWY	38401	SC	1993	2003	10.00%	68,948	68,948	503,979	KROGER(2022)

639 DANDRIDGE, TN	SQUIREWOOD VILLAGE 109-123 W. HIGHWAY 25-70	37725	SC	2003	2007	100.00%	46,122	46,122	399,704	LAITI JEWELERS(2023)

640 FARRAGUT, TN	FARRAGUT POINTE 11132 KINGSTON PIKE	37922	SC	1991	2003	10.00%	71,311	71,311	536,825	FOOD CITY(2011)

641 GOODLETTSVILLE, TN	NORTHCREEK COMMONS 101 — 139 NORTHCREEK BLVD.	37072	SC	1987	2003	20.00%	84,441	84,441	708,761	KROGER(2012)

642 HENDERSONVILLE, TN	HENDERSONVILLE LOWE’S TN HENDERSONVILLE	37075	SC	1999	2003	100.00%	133,144	133,144	1,222,439	LOWE’S(2019)

643 JACKSON, TN	WEST TOWNE COMMONS 41 STONEBROOK PLACE	38305	SC	1992	2007	20.00%	62,925	62,925	552,552	KROGER(2020)

644 JOHNSON CITY, TN	JOHNSON CITY MARKETPLACE FRANKLIN & KNOB CREEK ROADS	37604	SC	2005	2003	100.00%	4,060	92,308	413,892	KOHL’S(NOT OWNED)

645 KNOXVILLE, TN	TURKEY CREEK I (TIAA) 10936 PARKSIDE DRIVE	37922	SC	2001	2007	15.00%	280,676	353,814	3,602,030	ROSS DRESS FOR LESS(2014), OFFICE MAX(2017), LINENS ‘N THINGS(2017), OLD NAVY(2011), GOODY’S(2015)

646 KNOXVILLE, TN (TOWN)	TOWN & COUNTRY (TIAA) NORTH PETERS ROAD & TOWN & COUNTRY CIRCL	37923	SC	1985/1997	2007	15.00%	632,537	632,537	6,620,721	GOODY’S(2008), JO-ANN STORES(2008), CIRCUIT CITY(2009), STAPLES(2019), FOOD CITY(2026), BEST BUY(2019), LOWE’S(2017), CARMIKE CINEMAS(2020), DICK’S SPORTING GOODS(2017)

647 MEMPHIS, TN(AMERICAN)	AMERICAN WAY 4075 AMERICAN WAY	38118	SC	1988	2007	20.00%	124,198	124,198	861,546	KROGER(2020)

648 MORRISTOWN, TN	CROSSROADS SQUARE 130 TERRACE LANE	37816	SC	2004	2007	20.00%	62,500	75,000	565,000	T.J. MAXX(2014)

649 MURFREESBORO, TN(KEN)	KENSINGTON PLACE S. RUTHERSFORD BLVD & S.E. BROAD ST.	37130	SC	1998	2007	100.00%	70,607	70,607	605,109	BI-LO(2019)

650 MURFREESBORO, TN(TOWNE)	TOWNE CENTRE OLD FORT PARKWAY	37129	SC	1998	2003	14.50%	108,023	390,645	1,327,815	T.J. MAXX(2008), BOOKS-A-MILLION(2009), TOYS R US(NOT OWNED), LOWE’S(NOT OWNED), TARGET(NOT OWNED)

651 NASHVILLE, TN	WILLOWBROOK COMMONS 61 EAST THOMPSON LN	37211	SC	2005	2007	20.00%	93,600	93,600	981,355	KROGER(2029)

652 NASHVILLE, TN (MARKET)	THE MARKETPLACE CHARLOTTE PIKE	37209	SC	1998	2003	14.50%	167,795	367,879	1,611,198	LOWE’S(2019), WAL MART(NOT OWNED)

653 NASHVILLE, TN(BELLEVUE)	BELLEVUE PLACE SHOPPING CENTER 7625 HIGHWAY 70 S	37221	SC	2003	2007	15.00%	77,180	77,180	844,919	MICHAEL’S(2012), BED BATH & BEYOND(2012)

654 OAKLAND, TN	OAKLAND MARKET PLACE 7265 US HWY 64	38060	SC	2004	2007	20.00%	64,600	64,600	416,647	KROGER(2028)

Texas

655 AUSTIN, TX(TECH RIDGE)	SHOPS AT TECH RIDGE CENTER RIDGE DRIVE	78728	SC	2003	2003	24.75%	282,798	530,434	4,114,775	ROSS DRESS FOR LESS(2014), LINENS ‘N THINGS(2014), HOBBY LOBBY(2018), BEST BUY(2017), TOYS R US(NOT OWNED), SUPER TARGET(NOT OWNED)

656 BAYTOWN, TX(LOWE’S)	LOWE’S HOME IMPROVEMENT — BAYT 5002 GARTH ROAD	77521	SC	1998	2007	100.00%	125,357	125,357	873,828	LOWE’S(2015)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 34 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

657 CARROLTON, TX(CVS 7440)	CVS PHARMACY #7440-01 TRINITY MILLS AND MARSH RD	75006	SC	1997	2007	100.00%	9,504	9,504	185,188

658 COLONY, TX(CVS 6982)	CVS PHARMACY #6982-01 6749 MAIN STREET	75056	SC	1997	2007	100.00%	9,504	9,504	171,576

659 FRISCO, TX	FRISCO MARKETPLACE 7010 PRESTON ROAD	75035	SC	2003	2003	14.50%	20,959	107,543	731,059	KOHL’S(NOT OWNED)

660 FT. WORTH, TX(CVS 6794)	CVS PHARMACY #6794-01 2706 JACKSBORO HWY	76114	SC	1997	2007	100.00%	10,908	10,908	239,783

661 FT. WORTH, TX(CVS 7785)	CVS PHARMACY #7785-01 4551 SYCAMORE SCHOOL ROAD	76133	SC	1997	2007	100.00%	9,504	9,504	149,248

662 GARLAND, TX	RAINBOW FOODS — GARLAND 3265 BROADWAY BLVD	75043	SC	1994	2007	100.00%	70,576	70,576	0

663 GRAND PRAIRIE, TX	KROGER — GRAND PRAIRIE 2525 WEST INTERSTATE 20	75052	SC	1998	2007	100.00%	125,357	125,357	433,615	KROGER(2018)

664 HOUSTON, TX	LOWE’S HOME IMPROVEMENT — HOUS 19935 KATY FREEWAY	77094	SC	1998	2007	100.00%	131,644	131,644	917,000	LOWE’S(2017)

665 IRVING, TX	MACARTHUR MARKETPLACE MARKET PLACE BOULEVARD	75063	SC	2004	2003	14.50%	146,941	598,651	2,084,490	HOLLYWOOD THEATERS(2016), OFFICE MAX(2014), WAL MART(NOT OWNED), SAM’S CLUB(NOT OWNED), KOHL’S(NOT OWNED)

666 LAKE WORTH, TX	CVS PHARMACY #7642-01 6640 LAKE WORTH BLVD	76135	SC	1997	2007	100.00%	9,504	9,504	161,809

667 LEWISVILLE, TX(LAKEPOINTE)	LAKEPOINTE CROSSINGS S STEMMONS FREEWAY	75067	SC	1991	2002	14.50%	311,039	567,069	3,512,449	99 CENTS ONLY STORE(2009), ROOMSTORE, THE(2007), PETSMART(2009), BEST BUY(2010), ACADEMY SPORTS(2016), MARDEL CHRISTIAN BOOKSTORE(2012), GARDEN RIDGE(NOT OWNED), TOYS R’ US(NOT OWNED), CONN’S APPLIANCE(NOT OWNED)

668 MCKINNEY, TX	MCKINNEY MARKETPLACE US HWY 75 & EL DORADO PKWY	75070	SC	2000	2003	14.50%	118,967	183,810	1,169,875	KOHL’S(2021), ALBERTSON’S(NOT OWNED)

669 MESQUITE, TX	THE MARKETPLACE AT TOWNE CENTE SOUTHBOUND FRONTAGE RD I 635	75150	SC	2001	2003	14.50%	170,625	378,775	2,349,200	LINENS ‘N THINGS(2013), MICHAEL’S(2012), ROSS DRESS FOR LESS(2013), HOME DEPOT(NOT OWNED), KOHL’S(NOT OWNED)

670 PASADENA, TX	KROGER JUNCTION 2619 RED BLUFF ROAD	77506	SC	1984	2007	20.00%	73,838	73,838	353,468	KROGER(2020)

671 PLANO, TX	CVS PHARMACY #7804-01 6401 W. PARKER RD.	75093	SC	1997	2007	100.00%	10,908	10,908	220,740

672 RICHARDSON, TX(CVS 6967)	CVS PHARMACY #6967-01 1425 E. BUCKINGHAM ROAD	75081	SC	1997	2007	100.00%	10,560	10,560	210,210

673 RICHARDSON, TX(CVS 6974)	CVS PHARMACY #6974-01 2090 ARAPAHOE BLVD.	75081	SC	1997	2007	100.00%	10,560	10,560	206,585

674 RICHLAND HILLS, TX	CVS PHARMACY #7579-01 4808 DAVIS BLVD.	76180	SC	1997	2007	100.00%	10,908	10,908	231,876

675 RIVER OAKS, TX	CVS PHARMACY #7678-01 531 RIVER OAKS BLVD.	76114	SC	1997	2007	100.00%	10,908	10,908	240,972

676 ROWLETT, TX	RAINBOW FOODS — ROWLETT 8800 LAKEVIEW PKWY	75088	SC	1995/2001	2007	100.00%	63,117	63,117	0
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 35 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

677 SAN ANTONIO, TX (N. BANDERA)	BANDERA POINT NORTH STATE LOOP 1604/BANDERA ROAD	78227	SC	2001/2002	1 *	100.00%	278,721	887,911	4,412,759	T.J. MAXX(2011), LINENS ‘N THINGS(2012), OLD NAVY(2011), ROSS DRESS FOR LESS(2012), BARNES & NOBLE(2011), CREDIT UNION(NOT OWNED), CHUCK E CHEESE(NOT OWNED), CHUCK E CHEESE(NOT OWNED), RAQUETBALL & FITNESS(NOT OWNED), KOHL’S(NOT OWNED)

678 SAN ANTONIO, TX (WESTOVER)	WESTOVER MARKETPLACE SH 151 @ LOOP 410	78209	SC	2005	1 *	10.00%	189,682	491,882	2,668,876	PETSMART(2016), OFFICE DEPOT(2016), SPORTSMAN’S WAREHOUSE(2015), ROSS DRESS FOR LESS(2016), TARGET(NOT OWNED), LOWES(NOT OWNED)

679 SAN ANTONIO, TX(INGRAM)	INGRAM PARK 6157 NW LOOP 410	78238	FO	1985	2005	50.00%	76,597	76,597	430,440	MERVYN’S(2020)

680 TYLER, TX	CVS PHARMACY #7709-01 1710 W. GENTRY PKWY	75702	SC	1997	2007	100.00%	9,504	9,504	134,773

681 WICHITA FALLS, TX(CVS 6841)	CVS PHARMACY #6841-01 3601 OLD JACKSBORO HIGHWAY	76302	SC	1997	2007	100.00%	9,504	9,504	188,502

682 WICHITA FALLS, TX(CVS 6978)	CVS PHARMACY #6978-01 4600 SOUTHWEST PKWY	76310	SC	1997	2007	100.00%	9,504	9,504	164,568

Utah

683 LOGAN, UT	FAMILY PLACE @ LOGAN 400 NORTH STREET	84321	SC	1975	1998	100.00%	19,200	44,200	210,094	RITE AID(NOT OWNED)

684 MIDVALE, UT (FT. UNION I & II)	FAMILY CENTER AT FORT UNION 50 900 EAST FT UNION BLVD	84047	SC	1973/2000	1998	100.00%	618,081	618,081	7,619,721	BABIES R US(2014), OFFICE MAX(2012), SMITH’S FOOD & DRUG(2024), MEDIA PLAY(2009), BED BATH & BEYOND(2014), WAL-MART(2015), ROSS DRESS FOR LESS(2016), MICHAEL’S(2017)

685 OGDEN, UT	FAMILY CENTER AT OGDEN 5-POINT 21-129 HARRISVILLE ROAD	84404	SC	1977	1998	100.00%	162,316	162,316	617,861	HARMONS(2012)

686 OREM, UT	FAMILY CENTER AT OREM 1300 SOUTH STREET	84058	SC	1991	1998	100.00%	150,667	281,931	1,649,151	TOYS R US(2011), MEDIA PLAY(2009), OFFICE DEPOT(2008), JO-ANN STORES(2012), R.C. WILLEY(NOT OWNED)

687 RIVERDALE, UT (NORTH)	FAMILY CENTER AT RIVERDALE 510 1050 WEST RIVERDALE ROAD	84405	SC	1995/2003	1998	100.00%	593,398	596,198	4,978,527	MACY’S(2011), OFFICE MAX(2008), GART SPORTS(2012), SPORTSMAN’S WAREHOUSE(2009), TARGET(2017), MEDIA PLAY(2009), CIRCUIT CITY(2016)

688 RIVERDALE, UT (WEBER)	FAMILY CENTER @ RIVERDALE 526 1050 WEST RIVERDALE ROAD	84405	SC	2005	1 *	100.00%	35,347	386,110	335,796	JO-ANN STORES(2015), SUPER WALMART(NOT OWNED), SAM’S CLUB(NOT OWNED)

689 SALT LAKE CITY, UT (33RD)	FAMILY PLACE @ 33RD SOUTH 3300 SOUTH STREET	84115	SC	1978	1998	100.00%	34,209	34,209	200,588

690 TAYLORSVILLE, UT (NORTH)	FAMILY CENTER AT MIDVALLEY 503 5600 SOUTH REDWOOD	84123	SC	1982/2003	1998	100.00%	641,256	713,256	6,562,999	SHOPKO(2014), JO-ANN STORES(2015), GART SPORTS(2017), 24 HOUR FITNESS(2017),
										BED BATH & BEYOND(2015), ROSS DRESS FOR LESS(2014), HOME USA WAREHOUSE(2012), MEDIA PLAY(2009), PETSMART(2012), HARMONS SUPERSTORE(NOT OWNED)

Vermont

691 BERLIN, VT	BERLIN MALL 282 BERLIN MALL RD., UNIT #28	05602	MM	1986/1999	2 *	100.00%	174,624	174,624	1,681,275	WAL-MART(2014), J.C. PENNEY(2009)

Virginia

692 CHESTER, VA	BERMUDA SQUARE 12607-12649 JEFFERSON DAVIS	23831	SC	1978	2003	100.00%	116,310	116,310	1,219,040	UKROP’S(2008)

693 FAIRFAX, VA	FAIRFAX TOWNE CENTER 12210 FAIRFAX TOWNE CENTER	22033	SC	1994	1995	14.50%	253,392	253,392	4,183,419	SAFEWAY(2019), T.J. MAXX(2009), BED BATH & BEYOND(2010), UNITED ARTISTS THEATRE(2014)

694 FREDRICKSBURG, VA	PETSMART — FREDRICKSBURG 1401 CARL D SILVER PARKWAY	22401	SC	1997	2007	100.00%	26,067	26,067	378,797	PETSMART(2021)

695 GLEN ALLEN, VA	CREEKS AT VIRGINIA CENTER (TIA 9830-9992 BROOK ROAD	23059	SC	2002	2007	15.00%	266,308	266,308	4,323,506	BARNES & NOBLE(2011), CIRCUIT CITY(2022), BED BATH & BEYOND(2012), MICHAEL’S(2011), DICK’S SPORTING GOODS(2017)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 36 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

696 LYNCHBURG, VA	WARDS CROSSING (TIAA) WARDS ROAD AND WARDS FERRY ROAD	24502	SC	2001	2007	15.00%	80,937	80,937	1,208,678	BED BATH & BEYOND(2013), MICHAEL’S(2011)

697 LYNCHBURG, VA (CANDLERS)	CANDLERS STATION 3700 CANDLERS MOUNTAIN ROAD	24502	SC	1990	2003	100.00%	270,765	337,765	2,345,430	GOODY’S(2008), CINEMARK(2015), CIRCUIT CITY(2009), STAPLES(2013), T.J. MAXX(2009), STEVE & BARRY’S(2014), TOYS R US(NOTOWNED)

698 LYNCHBURG, VA (FAIRVIEW)	FAIRVIEW SQUARE 2215 FLORIDA AVENUE	24501	SC	1992	2004	100.00%	85,209	85,209	349,744	FOOD LION(2012)

699 LYNCHBURG, VA(WARDS)	WARDS CROSSING OEA (TIAA) WARDS RD AND WARDS FERRY RD	24502	SC	2001	2007	15.00%	397,386	397,386	0	TARGET(2040), BARNES & NOBLE(2040), BEST BUY(2040), DICK’S SPORTING GOODS(2040), PAYLESS SHOE SOURCE(2040), PETSMART(2040), FAISON SEVEN HILLS(2040), LOGAN’S ROADHOUSE(2040), O’CHARLEY’S(2040)

700 MARTINSVILLE, VA	LIBERTY FAIR MALL 240 COMMONWEALTH BOULEVARD	24112	MM	1989/1997	1/2*	50.00%	435,057	479,256	2,800,428	GOODY’S(2008), BELK(2009), J.C. PENNEY(2009), SEARS(2009), OFFICE MAX(2012), KROGER(2017), MCDONALD’S(NOT OWNED)

701 MIDLOTHIAN, VA	GENITO CROSSING HULL STREET ROAD	23112	SC	1985	2003	100.00%	79,407	79,407	636,455	FOOD LION(2010)

702 NEWPORT NEWS, VA(DENBIGH)	DENBIGH VILLAGE WARWICK BLVD AND DENBIGH BLVD	23608	SC	1998/2006	2007	100.00%	324,450	340,950	2,552,201	BURLINGTON COAT FACTORY(2008), KROGER(2017)

703 NEWPORT NEWS, VA(JEFFERSON)	JEFFERSON PLAZA (TIAA) 121 JEFFERSON AVENUE	23602	SC	1999	2007	15.00%	47,341	47,341	754,397	COMPUSA(2019)

704 PULASKI, VA	MEMORIAL SQUARE 1000 MEMORIAL DRIVE	24301	SC	1990	1993	100.00%	143,299	143,299	813,944	WAL-MART(2011), FOOD LION(2011)

705 RICHMOND, VA(CHESTERFIELD)	CHESTERFIELD CROSSING (TIAA) HIGHWAY 360 & WARBRO ROAD	23112	SC	2000	2007	15.00%	79,802	79,802	1,272,322	BEN FRANKLIN CRAFTS(2015)

706 RICHMOND, VA(COMMONWEALTH)	COMMONWEALTH CENTER II (TIAA) 4600-5000 COMMONWEALTH CENTER PARKWAY	23112	SC	2002	2007	15.00%	165,413	165,413	2,257,216	STEIN MART(2011), MICHAEL’S(2011), BARNES & NOBLE(2012)

707 RICHMOND, VA(DOWNTOWN)	DOWNTOWN SHORT PUMP 11500-900 WEST BROAD STREET	23233	SC	2000	2007	100.00%	126,055	239,873	2,498,761	BARNES & NOBLE(2011), REGAL CINEMAS(2021)

708 SPRINGFIELD, VA(LOISDALE)	LOISDALE CENTER 6646 LOISDALE ROAD	22150	SC	1999	2007	100.00%	120,742	120,742	3,144,462	BARNES & NOBLE(2015), DSW SHOE WAREHOUSE(2010), BED BATH & BEYOND(2015), CIRCUIT CITY(2020)

709 SPRINGFIELD, VA(SPRING MALL)	SPRING MALL CENTER 6717 SPRING MALL RD	22150	SC	1995/2001	2007	100.00%	56,511	56,511	516,291	MICHAEL’S(2010)

710 STERLING, VA	CASCADES MARKETPLACE NEC OF CASCADES PKWY & ROUTE 7	20165	SC	1998	2007	100.00%	101,606	101,606	1,480,786	STAPLES(2008), SPORTS AUTHORITY(2016)

711 VIRGINIA BEACH, VA	KROGER PLAZA 1800 REPUBLIC DRIVE	23454	SC	1997	2007	20.00%	63,324	63,324	232,168	KROGER(2020)

712 WAYNESBORO, VA	WAYNESBORO COMMONS 109 LEE DEWITT BLVD	22980	SC	1993	2007	20.00%	52,415	52,415	429,724	KROGER(2018)

713 WINCHESTER, VA	APPLE BLOSSOM CORNERS 2190 S. PLEASANT VALLEY	22601	SC	1990/1997	2 *	20.00%	240,560	240,560	2,394,434	MARTIN’S FOOD STORE(2040), KOHL’S(2018), OFFICE MAX(2012), BOOKS-A-MILLION(2013)

714 WYTHEVILLE, VA	WYTHEVILLE COMMONS (TIAA) 215-295 COMMONWEALTH DRIVE	24382	SC	2004	2007	15.00%	90,239	90,239	1,029,470	GOODY’S(2016)

Washington

715 KIRKLAND, WA (TOTEM LKS UPPER)	TOTEM LAKES UPPER TOTEM LAKES BOULEVARD	98034	SC	1999/2004	2004	20.00%	232,490	278,469	2,672,261	GUITAR CENTER(2007), ROSS DRESS FOR LESS(2010), COMPUSA(2006)
Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Retail Property List*	Run Date: 04/19/2007 Time: 9:28:07AM Page 37 of 37 Quarter: 1Q07

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)

716 OLYMPIA, WA	CIRCUIT CITY — OLYMPIA 2815 CAPITAL MALL DR SW	98502	SC	1998	2007	100.00%	35,776	35,776	443,929	CIRCUIT CITY(2018)

West Virginia

717 BARBOURSVILLE, WV	BARBOURSVILLE CENTER 5-13 MALL ROAD	25504	SC	1985	1998	100.00%	70,900	133,396	369,425	DISCOUNT EMPORIUM(2006), GOODY’S(2014), VALUE CITY(NOT OWNED)

718 MORGANTOWN, WV	GLENMARK CENTRE INTERSTATE 68 AND PIERPONT ROAD	26508	SC	1999/2000	2007	100.00%	111,278	383,725	1,175,715	SHOP ‘N SAVE(2009), MICHAEL’S(2011)

719 WEIRTON, WV	ECKERD DRUG STORE #6089 1360 COVE ROAD	26062	SC	2000	2007	100.00%	10,908	10,908	221,870

Wisconsin

720 BROOKFIELD, WI (SW)	SHOPPERS WORLD OF BROOKFIELD NORTH 124TH STREET AND WEST CA	53005	SC	1967	2003	14.50%	182,722	190,142	1,432,655	T.J. MAXX(2010), MARSHALLS MEGA STORE(2009), OFFICE MAX(2010), BURLINGTON COAT FACTORY(2012)

721 BROWN DEER, WI (CENTER)	BROWN DEER CENTER NORTH GREEN BAY ROAD	53209	SC	1967	2003	14.50%	266,716	266,716	1,983,793	KOHL’S(2023), MICHAEL’S(2012), OFFICE MAX(2010), T.J. MAXX(2012), OLD NAVY(2012)

722 BROWN DEER, WI (MARKET)	MARKET PLACE OF BROWN DEER NORTH GREEN BAY ROAD	53209	SC	1989	2003	14.50%	143,372	143,372	1,133,461	MARSHALLS MEGA STORE(2009), PICK ‘N SAVE(2010)

723 MILWAUKEE, WI	POINT LOOMIS SOUTH 27TH STREET	53221	SC	1962	2003	100.00%	160,533	160,533	707,571	KOHL’S(2012), PICK ‘N SAVE(2012)

724 OSHKOSH, WI	WALGREENS — OSHKOSH 950 S. KOEHLER ST	54902	SC	2005	2007	100.00%	13,905	13,905	305,910

725 RACINE, WI	MOUNT PLEASANT OUTLOT WASHINGTON AVE. VILLAGE CENTER DR.	53406	SC	2003	2007	100.00%	10,784	10,784	348,740

726 RACINE, WI (VILLAGE)	VILLAGE CENTER 5500-5740 WASHINGTON AVENUE	53406	SC	2003	2007	100.00%	217,103	217,103	2,052,535	JEWEL(2022), KOHL’S(2023)

727 WEST ALLIS, WI(WEST)	WEST ALLIS CENTER WEST CLEVELAND AVE. AND S. 108	53214	SC	1968	2003	100.00%	246,081	259,981	1,421,496	KOHL’S(2008), MARSHALLS MEGA STORE(2009), PICK ‘N SAVE(2008)

				Grand Total:			113,732,433	144,632,888	1,326,948,862

Mervyns Locations

*	1. Property Developed by the Company

*	2. Original IPO Property

*	SC — Shopping Center

*	MM — Mall

*	LC — Lifestyle Center

*	FO — Fee Owned

*	LH — Leasehold

*	GL — Ground Lease
Does Not Include Service Merchandise Interests
Appendix — Property Listing 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP IIIB
Date Formed:	September 2000
Property Name/Location:	Deer Park, IL

Major Tenants:	Cinemark	Pottery Barn
	Talbots	Coldwater Creek
	Restoration Hardware	J. Crew
	Victoria’s Secret	Pier 1 Imports
	GAP	Banana Republic
	Barnes & Noble	Ann Taylor

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (100% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5% of gross rents
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A
Capital Structure (in millions)

DDRC	$2.6
Prudential	7.3
Coventry	2.2

Total Capital	$12.1

Debt	$60.0

Total Debt & Equity	$72.1

Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP VI
Date Formed:	October 1999
Property Name/Location:	Cherokee North — Overland Park, KS

Major Tenants:	Osco Drug
Deals Nothing Over $1
Bargains 365

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (100% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5% of gross operating revenues
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Capital Structure (in millions)

DDR	$0.9
PREI	3.0
Coventry	$0.1

Total Capital	$4.0

Debt	$2.9

Total Debt & Equity	$6.9

Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:		Retail Value Investment Program VII LLC
Date Formed:		November 2000
Property Name/Location:		The joint venture consists of the following 2 properties:

Downtown Pleasant Hill — Pleasant Hill, CA
Valley Central Shopping Center — Lancaster, CA

Major Tenants:	Cinemark	Michael’s
	Ross Stores	Staples
	Wal-Mart	Bed, Bath & Beyond
Albertson’s
Marshalls

Partnership Structure
Equity Contribution:		1% — Coventry Real Estate Partners
20% — DDR
79% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:		1% — Coventry Real Estate Partners
20% — DDR
79% — Prudential Real Estate Investors
Up to a leveraged 11% return on equity (10% year one, 10.5% year two, 11% thereafter)

Promote (current):		(i) Pro rata in proportion to the member’s invested capital until the members have received, on a cumulative basis, an amount equal to the preferred return, (ii) 75% to all members in proportion to their invested capital and 25% to Coventry Real Estate Partners (100% owned by DDR) until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 15% return, (iii) 70% to all members in proportion to their invested capital and 30% to Coventry until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 20% return, and (iv) 65% to all members pro rata in proportion to their ownership percentages and 35% to Coventry.

Fees to DDR
Management Fee:		3.2% of gross rents
Construction Management Fee:		5% of hard and soft costs
Asset Management Fee:		.6% (DDR’s pro-rata share of Coventry’s .8% fee)
Leasing Fees (without co-broker):		5% on new leases on years 1-5; 2.5% on years 6-10 (spaces < 15,000 square feet)
4% on new leases on years 1-5; 2% on years 6-10 (spaces > 15,000 square feet)
3% on new leases on years 1-5; 1.5% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Capital Structure (in millions)

DDR	$3.7
PREI	14.6
Coventry	7.4

Total Capital	$25.7

Debt	$72.1

Total Debt & Equity	$97.8

Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP VIII
Date Formed:	September 2003
Property Name/Location:	Shops@Tech.Ridge — Austin, TX

Major Tenants:	Target	Linen’s ‘N Things
	Pier One	Toys ‘R Us
	Dress Barn	Hobby Lobby
	Rack Room Shoes	Office Depot
	PetsMart	Best Buy
Ross Dress for Less

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (100% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5% of gross rents
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	N/A
Leasing Fees: *	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 9,999 square feet)
4% on new leases on years 1-5; 2% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot (spaces 20,000 square feet and greater)
3% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.5% on renewals on years 1-5; 1.25% on remainder of term (spaces 5,000 - 9,999 square feet)
2% on renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot on renewals (spaces 20,000 square feet and greater)
4% on new leases years 1-5; 2% years 6-10; (outparcels/ground leases)
2% on renewals on years 1-5; 1% years 6-10 (outparcels/ground leases)
6% on Gross Sales Price up to $500,000 (outparcels)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Development Fee: *	5% of all development and tenant improvement work performed
Tenant Coordination Fee: *	$5,000 for each in-line space less than 10,000 square feet
Capital Structure (in millions)

DDRC	$2.5
Prudential	7.5
Coventry	(0.5)

Total Capital	$9.5

Debt	$23.4

Total Debt & Equity	$32.9

*	Fees shall not be paid with respect to the initial leasing or development.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	DPG Realty Holdings LLC
Date Formed:	October 2004
Property Name/Location:	The joint venture consists of the following twelve properties:

	Tops Plaza — Elmira, NY	Tops Plaza — Avon, NY
	Tops Plaza — Hamburg, NY	Tops Plaza — Hamlin, NY
	Tops Plaza — Norwich, NY	Farragut Pointe — Farragut, TN
	Tops-Gander Mnt. Plaza — Tonawanda, NY	Columbia Square — Columbia, TN
	Tops Plaza — Arcade, NY	Five Forks Crossing — Lilburn, GA
	Tops Plaza — Tonawanda, NY	Five Forks Village — Lawrenceville, GA

Major Tenants:	Bi-Lo
BJ’s Wholesale Club
Gander Mountain Company
Kroger
Tops

Partnership Structure
Equity Contribution:	10.0% — JDN QRS, Inc.
90.0% — Prudential Insurance Company of America (PICA)

Cash Flow Distribution:	10.0% — JDN QRS, Inc.
90.0% — Prudential Insurance Company of America (PICA)

Fees to DDR
Management Fee:	4% of gross income
Construction Supervision Fee:	5% of gross cost of all development and tenant improvement work (including hard and soft costs)
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term, max 10 yrs. (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term, max 10 yrs. (spaces 5,000 - 10,000 square feet)
4% on new leases on years 1-5; 2% on remainder of term, max 10 yrs. (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
3% for renewals on years 1-5; 1.5% on remainder of term, max 10 yrs. (spaces < 5,000 square feet)
2.5% for renewals on years 1-5; 1.25% on remainder of term, max 10 yrs. (spaces 5,000 - 10,000 square feet)
2% for renewals on years 1-5; 1% on remainder of term, max 10 yrs. (spaces 10,000 - 20,000 square feet)
$2 per square foot for renewals with a material amendment to the lease; 1$ if renewed without a material amendment (spaces > 20,000 square feet)
4% on new outparcels/ground leases on years 1-5; 2% on remainder of term, max 10 years
2% on renewal outparcels/ground leases on years 1-5; 1% on remainder of term, max 10 years
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,000 - $1,000,000 (outparcel sales)
4% of gross sales prices ≥ $1,000,000 (outparcel sales)
Capital Structure (in millions)

JDN	$11.4
PICA	102.9

Total Capital	$114.3

Debt	$10.7

Total Debt & Equity	$125.0

Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Five, L.P.
Date Formed:	September, 1998; DDRA CC Seven, L.P. merged July, 2005
Property Name/Location:	The joint venture consists of the following five properties:

	Foothills Towne Center — Ahwatukee, AZ	Maple Grove Crossing — Maple Grove, MN
	Arrowhead Crossing — Phoenix, AZ	Tanasbourne Town Center — Portland, OR
Eagan Promenade — Eagan, MN

Major Tenants:	AMC Theatre	DSW Shoe Warehouse	Nordstrom Rack (not owned)
	Ashley’s Furniture	Ethan Allen (not owned)	Office Depot
	Babies ‘R Us	Famous Footwear	OfficeMax
	Barnes & Noble	Gander Mountain	Old Navy
	Bassett Furniture	Haggan’s	Petco
	Bed Bath & Beyond	JoAnn, Etc.	Petsmart
	Best Buy	Kohl’s Department	Pier 1 Imports
	Byerly’s	Linens ‘N Things	Ross Dress for Less
	Circuit City	Mac Frugal’s	Staples
	Comp USA	Mervyns (not owned)	Stein Mart
	Cub Foods (not owned)	Michael’s	TJ Maxx

Partnership Structure

Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR

Management Fee:	3.5% of gross retail income
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000
Capital Structure (in millions)

DDR	$(37.9)
DRA Advisors	(37.9)

Total Capital (1)	$(75.8)

Payable to DDR	$0.1

Debt	$280.0

Total Debt & Equity	$204.3

(1)	Equity position is attributable to the Company refinancing mortgage debt at the fair market value of the assets, which is different than the historical net assets of the joint venture.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Lennox Town Center Limited
Date Formed:	February, 1998
Property Name/Location:	Lennox Town Center Shopping Center — Columbus, OH

Major Tenants:	AMC Theatres Lennox 24
Barnes & Noble
Staples
Target

Partnership Structure
Equity Contribution:	50% — DDR
50% — Casto Properties

Cash Flow Distribution:	50% — DDR
50% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A
Capital Structure (in millions)

DDR	$0.2
Casto Properties	0.2

Total Capital	$0.4

Debt	$17.4

Total Debt & Equity	$17.8

Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Sun Center Limited
Date Formed:	February, 1998
Property Name/Location:	Sun Center — Columbus, OH

Major Tenants:	Ashley Furniture Homestore
Babies ‘R Us
Michael’s
Staples
Stein Mart
Whole Food Markets

Partnership Structure
Equity Contribution:	79.45% — DDR
20.55% — Casto Properties

Cash Flow Distribution:	79.45% — DDR
20.55% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A
Capital Structure (in millions)

DDR	$(0.17)
Casto Properties	(0.05)

Total Capital (1)	$(0.2)

Debt	$19.9

Total Debt & Equity	$19.7

(1)	Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	DOTRS LLC
Date Formed:	September, 1996
Property Name/Location:	Macedonia Commons — Macedonia, Ohio

Major Tenants:	Kohl’s Department Store
Tops Markets
Wal-Mart (not owned)

Partnership Structure
Equity Contribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio

Cash Flow Distribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio

Fees to DDR
Management Fee:	5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3.5% on renewals
Commission on Outparcel Sales:	N/A
Capital Structure (in millions)

DDR	$0.2
The State Teachers Retirement Board	0.2

Total Capital	$0.4

Debt	$21.0

Total Debt & Equity	$21.4

Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Jefferson County Plaza LLC
Date Formed:	July 1999
Property Name/Location:	Arnold, MO

Major Tenants:	Deal$
Home Depot (not owned)
Sally Beauty Supply
Shoe Carnival
Target (not owned)

Partnership Structure
Equity Contribution:	50% — DDR
50% — The Sansone Group (50% owned by DDR)

Cash Flow Distribution:	50% — DDR
50% — The Sansone Group

Fees to DDR
Management Fee:	1.5% of gross rental income
Development Fee:	NA
Leasing Fees:	2.5% of gross base rent plus reimbursables on new leases; 1.75% on renewals
Capital Structure (in millions)

DDRC	$(0.45)
The Sansone Group	(0.45)

Total Capital (1)	$(0.9)

Payable to DDR	$3.2

Debt	$3.7

Total Debt & Equity	$6.0

(1)	Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz LLC (Kuwaiti Financial Centre)
Date Formed:	May 2003
Property Name/Location:	The joint venture consists of the following seven properties:

	Hilltop Plaza – Richmond, CA	Highland Grove Shopping Center– Highland, IN
	Derby Square – Grove City, OH	Springfield Commons Shopping Center – Toledo, OH
	Oviedo Park – Oviedo, FL	Apple Blossom Corners – Winchester, VA
North Pointe Plaza – Tampa, FL

Major Tenants:	Babies R Us	Marshalls
	Barnes & Noble	Martin’s Food Store
	Bed Bath & Beyond	Michael’s
	Books-A-Million	OfficeMax
	Borders Books (not owned)	Old Navy
	Century Theatre	Petco
	Circuit City	Petsmart
	Gander Mountain	Publix
	Giant Eagle	Ross Dress for Less
	Jewel (not owned)	Shoe Carnival
	Kohl’s	Target (not owned)
	Linens ‘N Things	T.J. Maxx
	Lowe’s (not owned)	Wal-mart (not owned)

Partnership Structure
Equity Contribution:	80% — Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% — DDR

Cash Flow Distribution:	80% — Markaz
20% — DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 12% annual internal rate of return, and (ii) 20% to DDR and 80% to DDR and
Markaz in proportion to their equity interest.

Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	5.5% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 — 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 — $1,000,000
4.0% of gross sales price over $1,000,000
Capital Structure (in millions)

DDR	$9.7
Markaz	38.7

Total Capital	$48.4

Payable to DDR	$1.0

Debt	$110.0

Total Debt & Equity	$159.4

Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz II LLC (Kuwaiti Financial Centre II)
Date Formed:	November 2004
Property Name/Location:	The joint venture consists of the following thirteen properties:

	Culver Ridge Plaza — Irondequoit, NY	Oxford Place — Oxford, MS
	Tops Plaza — LeRoy, NY	Midway Plaza — Loganville, GA
Chillicothe Place — Chillicothe, OH *
	Tops Plaza — Jamestown, NY	excluding Lowe’s
	Tops Plaza — Ontario, NY	Northcreek Commons — Goodlettsville, TN
	Tops Plaza Union — Cheektowaga, NY	Panorama Plaza — Rochester, NY
	Tops Plaza — Warsaw, NY	Crossroads Centre — Orchard Park, NY
Tops Plaza Robinson — Amherst, NY

Major Tenants:	AJ Wright	Lowe’s (not owned)
	Blockbuster Video	Office Max
	Dollar Tree	Regal Cinemas
	Factory Card Outlet	Stein Mart
	Kroger	Tops Markets
Linens ‘N Things

Partnership Structure
Equity Contribution:	80% — Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% — DDR

Cash Flow Distribution:	80% — Markaz
20% — DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 11.5% annual internal rate of return, and (ii) 50% to DDR and 50% to DDR and Markaz in proportion to their equity interest.

Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	6.25% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 — 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 — $1,000,000
4.0% of gross sales price over $1,000,000
Capital Structure (in millions)

DDR	$9.2
Markaz	36.9

Total Capital	$46.1

Receivable from DDR	$(0.4)

Payable to DDR	$0.4

Debt	$150.5

Total Debt & Equity	$196.6

Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Bloomfield LLC
Date Formed:	August 2006
Property Name/Location:	Bloomfield Park — Bloomfield Hills, MI

Major Tenants:	Blue Point Ocean Grill, Bar Louie, BCBG, BCBG Girls, PacSun, Faro Design, Hyde Park Steakhouse, Orvis, and other retail tenants and restaurants to be announced.

Partnership Structure
Coventry II DDR Harbor Bloomfield Phase I LLC

Equity Contribution:	50% — BP 1, LLC
50% — Coventry II DDR Bloomfield LLC

Cash Flow Distribution:	50% — BP 1, LLC
50% — Coventry II DDR Bloomfield LLC (a)

Coventry II DDR Harbor Bloomfield Phase II LLC

Equity Contribution:	70% — BP 2, LLC
30% — Coventry II DDR Bloomfield LLC

Cash Flow Distribution:	70% — BP 2, LLC
30% — Coventry II DDR Bloomfield LLC (b)
Coventry II DDR Bloomfield LLC

Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	4% of all hard and soft costs
Leasing Fees:	$3 per square foot (for initial leasing during development)
6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$21.6
DDR	5.3

Total Capital	$26.9

Debt	$48.0

Total Debt & Equity	$74.9

*	Coventry II Fund:
DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
** Fee shall not be paid with respect to the initial leasing or development.
(a) Cash flow is distributed in the following order: 18% preferred return to Coventry II DDR Bloomfield LLC (Coventry/DDR), return of Coventry/DDR contributed capital, payment of BPI, LLC’s Deferred Sales Price, as defined in the Partnership Agreement, the remainder in accordance with the membership interests.
(b) Cash flow is distributed in the following order: 18% preferred return to Coventry II DDR Bloomfield LLC (Coventry/DDR), return of Coventry/DDR contributed capital, the remainder in accordance with the membership interests.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Buena Park LLC
Date Formed:	November 2004
Property Name/Location:	Buena Park Mall — Buena Park, CA

Major Tenants:	Ross Dress For Less	Circuit City
	PetsMart	Office Depot
	Kohl’s	Walmart
	Bed Bath & Beyond	Sears
	Michael’s	Steve & Barry’s University
	DSW Shoe Warehouse	Krikorian Premier Theater

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$25.5
DDR	6.4

Total Capital	$31.9

Debt	$61.0

Total Debt & Equity	$92.9

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Fairplain LLC
Date Formed:	May 2006
Property Name/Location:	Fairplain Plaza — Benton Harbor, MI

Major Tenants:	Target (not owned)	Pier 1 Imports
	TJ Maxx	Dunham’s Sports
	Office Depot	Old Navy
	Dollar Tree	Rite Aid
Kohl’s (not owned)

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$8.8
DDR	2.2

Total Capital	$11.0

Debt	$16.0

Total Debt & Equity	$27.0

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Marley Creek LLC
Date Formed:	Nov-06
Property Name/Location:	Marley Creek Square — Orland, IL

Major Tenants:	Washington Mutual
Barraco’s
Starbucks

Partnership Structure
Coventry II DDR/Tucker Marley Creek Square LLC

Ownership Percentage:	50% — Coventry II DDR Marley Creek LLC
50% — TDC Marley Creek, LLC

Cash Flow Distribution:	50% — Coventry II DDR Marley Creek LLC
50% — TDC Marley Creek, LLC
(After Coventry II DDR Marley Creek LLC receives an 18% preferred return on it’s equity contribution)

Coventry II DDR Marley Creek LLC

Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund*
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Capital Structure (in millions)

Coventry II Fund	$1.8
DDR	0.5

Total Capital	$2.3

Debt	$10.2

Total Debt & Equity	$12.5

*	DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Merriam Village LLC
Date Formed:	March 2005
Property Name/Location:	Merriam Village - Merriam, Kansas

Major Tenants:	To be announced

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$4.9
DDR	1.2

Total Capital	$6.1

Debt	$18.5

Total Debt & Equity	$24.6

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

**	Fee shall not be paid with respect to the initial leasing or development.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Montgomery Farm LLC
Date Formed:	May, 2006
Property Name/Location:	Montgomery Farm — Allen, TX

Major Tenants:	Market Street United, P.F. Changs, Eddie Bauer, Francesca’s Collection, Origins, Ann Taylor Loft and other retail tenants and restaurants to be announced.

Partnership Structure
Coventry II DDR/Trademark Montgomery Farm L.P.

Equity Contribution:	50% — Trademark Montgomery Farm L.P
50% — Coventry II DDR Montgomery Farm LLC

Cash Flow Distribution:	50% — Trademark Montgomery Farm L.P
50% — Coventry II DDR Montgomery Farm LLC
(After Coventry II DDR Montgomery Farm, LLC receives a 15% preferred return on its equity contribution.)
Coventry II DDR Montgomery Farm LLC

Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	2% of gross income
Development Fee:	1% of all hard and soft costs
Lease Review Fee:	$1 per square foot
Capital Structure (in millions)

Coventry II Fund	$25.7
DDR	6.4

Total Capital	$32.1

Debt	$—

Total Debt & Equity	$32.1

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Phoenix Spectrum LLC
Date Formed:	March 2004
Property Name/Location:	Spectrum Mall — Phoenix, AZ

Major Tenants:	Wal-Mart
Costco Wholesale
Ross Dress For Less
PetsMart
Walgreens
Harkins Theater
Famous Footwear
Big 5 Sporting Goods

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$26.8
DDR	6.9

Total Capital	$33.7

Debt	$47.5

Total Debt & Equity	$81.2

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Service Holdings LLC
Date Formed:	September 2006
Property Name/Location:	The Joint Venture consists of 48 fee simple, leasehold and groundlease interests previously owned by the Service Merchandise Company, Inc. In total, these properties are located in 23 states across the United States.

Partnership Structure
Equity Contribution:	80.00% — Coventry II Fund
20.00% — DDR

Cash Flow Distribution:	80.00% — Coventry II Fund *
20.00% — DDR

Fees to DDR
Management Fee:	4.0% of gross income
Development Fee:	5.0% of all hard costs
Leasing Fees:	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-10 (ground leases)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
Commission on Outparcel Sales:	6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$41.0
DDR	10.2

Total Capital	$51.2

Debt	$132.2

Total Debt & Equity	$183.4

*	Coventry II Fund:

DDR is also entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Totem Lakes LLC
Date Formed:	January 2004
Property Name/Location:	Totem Lakes Mall — Kirkland, WA

Major Tenants:	Guitar Center	Denny’s Pet World
	Trader Joe’s	CompUSA
	Big 5 Sporting Goods	Famous Footwear
	Totem Lake Theater	Ross Dress For Less

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$14.5
DDR	3.6

Total Capital	$18.1

Debt	$20.4

Total Debt & Equity	$38.5

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Tri County LLC
Date Formed:	May 2006
Property Name/Location:	Tri County Mall — Cincinnati, OH

Major Tenants:	Dillard’s	Macy’s (Not Owned)
	Abercrombie & Fitch	Sears
	Limited	New York & Co.
	Victoria’s Secret	Ann Taylor Loft

Partnership Structure
Thor Gallery at Tri County, LLC

Ownership Percentage:	.5% — Thor MM Gallery at Tri County, LLC
9.5% — Thor Gallery at Tri County Mezz, LLC
90.0% — Coventry II DDR Tri County LLC

Equity Contribution:	.5% — Thor MM Gallery at Tri County, LLC
9.5% — Thor Gallery at Tri County Mezz, LLC
90.0% — Coventry II DDR Tri County LLC

Coventry II DDR Tri County LLC

Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	The Greater of $650,000 or 2.5% of Gross Income
Development/Leasing Fee:	$500,000
Capital Structure (in millions)

Coventry II Fund	$29.6
DDR	7.3

Total Capital	$36.9

Debt	$169.8

Total Debt & Equity	$206.7

*	Coventry II Fund:

DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Ward Parkway LLC
Date Formed:	June 2003
Property Name/Location:	Ward Parkway — Kansas City, MO

Major Tenants:	Target (not owned)	Old Navy
	Dillards	Off Broadway Shoes
	Pier One Imports	24 Hour Fitness
	TJ Maxx	Dick’s Sporting Goods
	AMC Theatre	Petsmart
Steve & Barry’s University

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$19.1
DDR	4.8

Total Capital	$23.9

Debt	$36.0

Total Debt & Equity	$59.9

* Coventry II Fund:
DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Westover LLC / DDR DB 151 Ventures LP
Date Formed:	June 2004
Property Name/Location:	Westover Marketplace — San Antonio, TX

Major Tenants:	Target (not owned)
Lowe’s (not owned)
Ross
Petsmart
Sportsman’s Warehouse
Office Depot

Partnership Structure
DDR DB 151 Ventures LP

Ownership Percentage:	50% — Coventry II DDR Westover LLC
50% — ERA 151 Partners, Ltd. (Development Partner)
(No equity contributions at the partnership level)

Cash Flow Distribution:	50% — Coventry II DDR Westover LLC
50% — ERA 151 Partners, Ltd. (Development Partner)
(After repayment of 10.5% interest on the Coventry II DDR Westover loan and repayment of the loan)

Coventry II DDR Westover LLC

Equity Contribution:	80% — Coventry II Fund*
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund*
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	1% of all project costs less land
Leasing Fees: **	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of Gross Sales Price up to $500,000 (Outparcel Sales)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$5.0
DDR	1.2

Total Capital	$6.2

Debt	$18.7

Total Debt & Equity	$24.9

*	DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

**	Fee shall not be paid with respect to the initial leasing or development.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Sonae Sierra Brazil BV Sarl
Date Formed:	October 2006
Property Name/Location:	The joint venture consists of the following 9 properties:

	Parque Dom Pedro — Campinas, Brazil	Franca Shopping — Franca, Brazil
	Shopping Penha — Sao Paulo, Brazil	Tivoli — Sao Paulo, Brazil
	Boavista Shopping — Sao Paulo, Brazil	Shopping Metropole — Sao Bernardo de Campo, Brazil
	Plaza Sul — Sao Paulo, Brazil	Campo Limpo Shopping — Estrada do Campo Limpo, Brazil
Patio Brasil Shopping — Brasilia, Brazil

Major Tenants:	Sonda
Lojas Americanas
Center Lider
Renner

Management and Leasing Company:	DDR owns a 50% interest in the management and leasing company.

Partnership Structure
Sonae Sierra Brasil Limitada

Ownership Percentage:	94.30% — Sonae Sierra Brazil BV Sarl
5.70% — Enplanta Engenharia

Cash Flow Distribution:	94.30% — Sonae Sierra Brazil BV Sarl
5.70% — Enplanta Engenharia

Sonae Sierra Brazil BV Sarl

Equity Contribution:	50% — DDR
50% — Sonae Sierra SGPS S.A.

Cash Flow Distribution:	50% — DDR
50% — Sonae Sierra SGPS S.A.

Fees to DDR
None.
Capital Structure (in millions)

DDR	$113.8	*
Sonae Sierra SGPS S.A.	113.8

Total Capital	$227.6

Debt	$—

Total Debt & Equity	$227.6

*	The capital structure above reflects the historical basis of the assets. DDR acquired a 50% interest in this investment in October 2006 for approximately $148 million. In January 2007, the joint venture acquired an additional 73% interest in Shopping Metropole, of which DDR’s investment was approximately $23.9 million. With respect to the capital structure above, approximately $8.4 million relates to the value of the working capital.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	DDRTC Core Retail Fund, LLC
Date Formed:	February 2007
Property Name/Location:	The joint venture consists of the following 66 properties:

	Cox Creek Shopping Center — Florence, AL		Goody’s Shopping Center — Augusta, GA
	Westside Centre — Huntsville, AL		Village Crossing — Skokie, IL
	River Ridge — Birmingham, AL		Costco Plaza — White Marsh, MD
	McFarland Plaza — Tuscaloosa, AL		Chatham Crossing — Siler City, NC
	Naugatuck Valley — Waterbury, CT		Oak Summit — Winston-Salem, NC
	Universal Plaza — Lauderhill, FL		Winslow Bay Commons — Mooresville, NC
	Walks at Highwood Preserve — Tampa, FL		Sycamore Commons — Matthews, NC
	Cypress Trace — Ft. Meyers, FL		Bi-Lo Southern Pines — Southern Pines, NC
	Market Place — Ft. Meyers, FL		Gateway Plaza — Jacksonville, NC
	Circuit City Plaza — Orlando, FL		Alexander Place — Raleigh, NC
	Sand Lake Corners — Orlando, FL		Capital Plaza — Wake Forest, NC
	Boynton Commons — Boynton Beach, FL		Willoughby Hills Shopping Center — Willoughby Hills, OH
	Gateway Market Center — St. Petersburg, FL		Carlisle Commons — Carlisle, PA
	Sarasota Pavilion — Sarasota, FL		Overlook at King of Prussia — King of Prussia, PA
	Shoppes at Lake Mary — Lake Mary, FL		Warwick Center — Warwick, RI
	Bartow Marketplace — Cartersville, GA		Aiken Exchange — Aiken, SC
	David’s Bridal Center — Macon, GA		Anderson Central — Anderson, SC
	Eisenhower Crossing — Macon, GA		North Hill Commons — Anderson, SC
	Woodstock Square — Woodstock, GA		Columbiana Station — Columbia, SC
	Southlake Pavilion — Morrow, GA		Target Center — Columbia, SC
	Barrett Pavilion — Kennesaw, GA		Bellevue Place Shopping Center — Nashville, TN
	Heritage Pavilion — Smyrna, GA		Town & Country — Knoxville, TN
	Newnan Pavilion — Newnan, GA		Turkey Creek — Knoxville, TN
	Stonecrest Marketplace — Lithonia, GA		Chesterfield Crossing — Richmond, VA
	Douglas Pavilion — Douglasville, GA		Commonwealth Center — Richmond, VA
	Fayette Pavilion — Fayetteville, GA		Creeks at Virginia Center — Glen Allen, VA
	Stonebridge Sqauare — Roswell, GA		Wards Crossing — Lynchburg, VA
	Marketplace at Millcreek — Buford, GA		Jefferson Plaza — Newport News, VA
	Venture Pointe — Duluth, GA		Wytheville Commons — Wytheville, VA
	Pleasant Hill — Duluth, GA		Hillsboro Square — Deerfield Beach, FL
	Suwanee Crossroads — Suwanee, GA		Paradise Place — West Palm Beach, FL
	City Crossing — Warner Robins, GA		Birkdale Village — Huntersville, NC
	Hiram Pavilion — Hiram, GA		Waterfront Marketplace/Towne Center — Homestead, PA

Major Tenants:	Best Buy	Stop & Shop	Kohl’s	Hobby Lobby
	Dick’s Sporting Goods	Wal-Mart	HH Gregg	JcPenney
	Linen’s & Things	Beall’s	AMC Theatre	Crown Theatre
	Target	Staples	Jo-Ann Fabrics	Costco
	Baby Superstore	Petsmart	Homegoods	Giant Eagle
	Bed Bath & Beyond	Sports Authority	Home Depot	Sam’s Club
	Comp USA	Office Depot	Babies R Us	Cinemark USA
	Goody’s	Publix Supermarkets	Best Buy	United Artists Theatre
	Marshall’s	TJ Maxx	Sports Authority	Food City
	Ross Dress for Less	Old Navy	Tinseltown USA	Carmlike Cinemas
	Stein Mart	Lowe’s	Belk	Staples
	Circuit City	Kroger	DSW Shoe Warehouse	Filene’s Basement
	Toys R Us	Ross Dress for Less	Ashley’s Furniture	Loew’s Theatre
Partnership Structure

Equity Contribution:	85% — TREA Retail Property Portfolio 2006, LLC (“TIAA”)
15% — DDR

Cash Flow Distribution:	85% — TIAA
15% — DDR

Promote (current):	(i) Pro rata in proportion to DDR and TIAA equity interest until both have been allocated an amount equal to a 11% annual internal rate of return, and (ii) 15% to DDR and 85% to DDR and TIAA in proportion to their equity interest.
Joint Venture Partnership Summaries 2.0

Fees to DDR
Property Management Fee:	4.0% of revenues
Construction Management Fee:	5.0% of total costs for all improvements in excess of $25,000
Asset Management Fee:	.25% of the aggregate capital contributions and member loans
Acquisition Fee:	.25% of the gross purchase price of the properties
Ancillary Income Fee:	25% of all funds generated from ancillary income sources
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on years 6-10; nothing thereafter
3.0% on renewals on years 1-5; 3.0% on years 6-10; nothing therafter
$2.00 per square foot (spaces > 20,000 square feet)
6.0% on new outparcel ground leases on years 1-5; 3.0% on years 6-10; nothing thereafter
2.0% on renewals outparcel ground leases on years 1-5; 1.0% on years 6-10; nothing thereafter
Commission on Outparcel Sales:	6.0% of gross sales price up to $1,000,000
5.0% of gross sales price $1,000,000 — $1,500,000
4.0% of gross sales price over $1,500,000
Capital Structure (in millions)

DDR	$182.9
TIAA	1,036.7

Total Capital	$1,219.6

Payable to DDR	$3.2

Debt	$1,802.1

Total Debt & Equity	$3,024.9

Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	Inland-SAU Retail Fund, L.L.C.
Date Formed:	Initially formed May 2005. DDR acquired its interest February 2007.
Property Name/Location:	The joint venture consists of the following 28 properties:

	Blockbuster — Marietta, GA	Broadmoor Plaza — South Bend, IN
	South Square — Durham, NC	Milan Plaza — Milan, MI
	Wendover II — Greensboro, NC	Alexander Pointe — Salisbury, NC
	North Hampton — Taylors, SC	Harper Hill Commons — Winston-Salem, NC
	Crossroads Square — Morristown, TN	The Point — Greenville, SC
	Brookhaven — Atlanta, GA	Plaza at Carolina Forest — Myrtle Beach, SC
	Cascade Corners — Atlanta, GA	West Towne Commons — Jackson, TN
	Cascade Crossing — Atlanta, GA	American Way — Memphis, TN
	Hickory Flat Village — Canton, GA	Willowbrook Commons — Nashville, TN
	Flat Shoals Crossing — Decatur, GA	Oakland Market Place — Oakland, TN
	Deshon Plaza — Stone Mountain, GA	Kroger Junction — Pasadena, TX
	The Shops at Johns Creek — Suwanee, GA	Kroger Plaza — Virgina Beach, VA
	Hilander Village — Roscoe, IL	Waynesboro Commons — Waynesboro, VA
	Glenlake Plaza — Indianapolis, IN	Patterson Place — Durham, NC

Major Tenants:	Office Depot	Publix Supermarkets
	Ross Dress for Less	Harris Teeter
	Circuit City	Whole Foods
	Petco	Bed Bath & Beyond
	Hobby Lobby	DSW Shoe Warehouse
	Petsmart	Kroger
TJ Maxx

Partnership Structure
Equity Contribution:	80% — Special Account-U, L.P. (SAU)
20% — DDR

Ordinary Cash Flow Distribution:	80% — SAU
20% — DDR

Major Capital Cash Flow Distribution:
(i) Pro-rata amount equal to the unreturned capital of SAU and DDR (ii) internal rate of return (IRR) less than 11%, distribute according to percentage interests (iii) IRR between 11-13%, a 5% incentive distribution to DDR, remaining distribution according to percentage interests (iv) IRR greater than 13%, a 25% incentive distribribution to DDR, remaining distribution according to percentage interests.

Fees to DDR
Property Management and Leasing Fee:	4.5% of revenues	3% incremental total construction cost $300,001 -$450,000
Construction Management Fee:	5% total construction cost $25,000-$150,000	2% incremental total construction cost $450,001 and more
4% incremental total construction cost $150,001-$300,000
Asset Management Fee:	.15% of the gross asset value for each property
Acquisition Fee:	.50% of the gross purchase price (excluding commissions and transaction costs) of the properties
Capital Structure (in millions)

DDR	$22.0
SAU	88.0

Total Capital	$110.0	*

Payable to DDR	$0.2

Debt	$213.7

Total Debt & Equity	$323.9	*

*	Reflects historical basis
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	DDR Macquarie LLC (Fund LLC, Management LLC, and U.S. Trust Inc.)
Date Formed:	November 2003
Property Name/Location:	The joint venture consists of the following 48 properties:

	Union Consumer Square — Cheektowaga, NY	The Plazas at Great Northern — North Olmsted, OH
	Walden Consumer Square — Cheektowaga, NY	Riverdale Village — Coon Rapids, MN
	Dick’s Plaza — Cheektowaga, NY	Midway Marketplace — St. Paul, MN
	Walden Place — Cheektowaga, NY	River Hills Shopping Center — Asheville, NC
	Borders Books — Cheektowaga, NY	Township Marketplace — Monaca, PA
	Eastgate Plaza — Clarence, NY	The Marketplace — Nashville, TN
	Premier Place — Clarence, NY	BJ’s Batavia — Batavia, NY
	Regal Cinemas — Clarence, NY	Tops Plaza — Batavia, NY
	Jo-Ann Plaza — Clarence, NY	Batavia Commons — Batavia, NY
	Barnes & Noble — Clarence, NY	Towne Center — Murfreesboro, TN
	New Hartford Consumer Square — Utica, NY	Perimeter Pointe — Atlanta, GA
	Merriam Town Center — Merriam, KS	Woodfield Village Green — Schaumburg, IL
	Spring Creek Center — Fayetteville, AR	Fairfax Towne Center — Fairfax, VA
	Steele Crossing — Fayetteville, AR	Belden Park Crossings — Canton, OH
	Carillon Place — Naples, FL	Independence Commons — Independence, MO
	Towne Center Prado — Marietta, GA	Erie Marketplace — Erie, PA
	Shoppers World — Framingham, MA	Riverchase Promenade — Birmingham, AL
	Harbison Court — Columbia, SC	Lakepointe Crossing — Lewisville, TX
	Connecticut Commons — Plainville, CT	Lake Brandon Village — Brandon, FL
	Pioneer Hills — Aurora, CO	Lake Brandon Plaza — Brandon, FL
	Cool Springs Pointe — Brentwood, TN	MacArthur Marketplace — Irving, TX
	Brown Deer Center — Brown Deer, WI	Shoppers World of Brookfield — Brookfield, WI
	Brown Deer Market — Brown Deer, WI	Parker Pavilions — Parker, CO
	McDonough Marketplace — McDonough, GA	Grandville Marketplace — Grandville, MI

Major Tenants:	A.C. Moore	Dollar Tree	Pier 1 Imports
	AMC Theatres/General Cinema	Famous Footwear	Publix Supermarkets
	Barnes & Noble Superstores	Hallmark	Regal Cinemas
	Bed Bath & Beyond	Home Depot	Retail Ventures, Inc.
	Best Buy	Jo-Ann Stores	Ross Dress for Less
	BJ’s Wholesale Club	Kohl’s	Safeway
	Bobs	Linens ‘N Things	Sports Authority
	Borders Books	Lowe’s	Stein Mart
	Catherine’s/Fashion Bug/Lane Bryant	Michael’s	Supervalue, Inc.
	Cinemark Theatres	Office Depot	TJX Companies
	Circuit City	OfficeMax	Toys “R” Us/Babies “R” Us
	Comp USA	Old Navy (Gap, Inc.)	United Artists Theatre
	Cost Plus World Market	Party City	Wal-Mart/Sam’s Club
	Dick’s Sporting Goods	PetSmart

Partnership Structure
Equity:	14.78% — DDR	Cash Flow Distribution:	Variable*
0.64% — Macquarie Bank Limited (“MBL”)
84.58% — Macquarie DDR Trust (“MDT”)

Promote:	Quarterly Base Fee allocation to DDR and MBL. If certain criteria are met, there is a special income allocation to DDR and MBL for a Performance Fee.

Fees to DDR
Property Management Fee:	4.0% of gross revenues
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (outparcels and ground leases)
Renewals earn 50% of fees on new leases for spaces less than 20,000 square feet. For spaces of
20,000 square feet or more, renewals earn $2.00 per square foot for an amendment to a material term of a lease or $1.00 per square foot where there is no amendment to a material term of the lease.
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price $1,000,000 or over
Sponsor’s Fee:	DDR received $2.9 million which was paid upon completion of the Australian initial public offering.
Acquisition Fees:	Up to 1.0% of the purchase price for third party assets
Disposition Fee:	Market rate not to exceed 1% of the sale price of the property to a third party
Debt Placement Fee:	50bp of the borrowings raised
Due Diligence Fee:	12.5bp of MDT’s interest in the purchase price of the acquisition
Construction Management Fee:	5.0% of the cost of capital improvements
Maintenance Service Fee:	Based on time spent at the properties by DDR personnel
Capital Structure (in millions)

DDR	$95.2
MBL	4.1
MDT	544.9

Total Capital	$644.2

Payable to DDR, net	$0.2

Debt	$1,051.7

Total Debt & Equity	$1,696.1

*	DDR and MBL receive a Base Fee as part of their distributions. The Base Fee is a percentage of the fair market value of the properties held by DDR Macquarie Fund LLC plus the book value of certain other assets held by DDR Macquarie Fund LLC. The prorata share of distributions made to MDT is reduced by the Base Fee. As such, the distribution percentages as well as the dollar amount of the distribution vary depending on the amount of the Base Fee.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:	DDR MDT PS LLC
Date Formed:	June 2006
Property Name/Location:	The joint venture consists of the following 6 properties:

	The Shops at Turner Hill — Lithonia, GA	McKinney, TX — McKinney, TX
	Flatacres Marketcenter — Parker, CO	The Marketplace at Towne Center — Mesquite, TX
	Frisco Marketplace — Frisco, TX	Overland Pointe Marketplace — Overland Park, KS

Major Tenants:	Babies R Us	Linens ‘N Things
	Bed Bath & Beyond	Michael’s
	Best Buy	Ross Dress for Less
	Gart Sports	Toys R Us
Kohl’s

Partnership Structure
Equity Contribution:	Peferred:
100% — MDT (entitled to a 9% return)

Common:
Senior 85.5% — MDT (entitled to a 10% return)
Subordinate 14.5% — DDR (entitled to a 10% return)

Cash Flow Distribution:	Variable*

Promote:	DDR is entitled to a 20% promote and 14.5% of the remaining 80% that is allocated to all members in proportion to their ownership interests once all cash flow distributions discussed above are achieved.

Fees to DDR
Property Management Fee:	4.0% of gross revenues
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 — 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (outparcels and ground leases)
Renewals earn 50% of fees on new leases for spaces less than 20,000 square feet. For spaces of
20,000 square feet or more, renewals earn $2.00 per square foot for an amendment to a material term of a lease or $1.00 per square foot where there is no amendment to a material term of the lease.
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 — $1,000,000
4.0% of gross sales price $1,000,000 or over
Acquisition Fees:	Up to 1.0% of the purchase price for third party assets
Disposition Fee:	Market rate not to exceed 1% of the sale price of the property to a third party
Debt Placement Fee:	12.5bps of the borrowings raised
Structuring & Advising Fee:	25bps of purchase price
Due Diligence Fee:	25bps of MDT’s interest in the purchase price of the acquisition
Construction Management Fee:	5.0% of the cost of capital improvements
Maintenance Service Fee:	Based on time spent at the properties by DDR personnel
Capital Structure (in millions)

DDR	$(0.4)	**
MDT — preferred	13.1
MDT — senior	22.6

Total Capital	$35.3

Receivable from DDR, net	$(2.0	)(primarily master lease receivable)

Debt	$86.0

Total Debt & Equity	$119.3

*	(i) DDR and MBL receive a Base Fee as part of their distributions. The Base Fee is a percentage (0.45%) of the fair market value of the properties held by DDR MDT PS LLC plus the book value of certain other assets held by DDR MDT PS LLC. The prorata share of distributions made to MDT is reduced by the Base Fee. As such, the distribution percentages as well as the dollar amount of the distribution vary depending on the amount of the Base Fee. After distribution of Base Fee (ii) to MDT in an amount equal to their 9% preferred return on $12.2 million, (iii) to MDT in an amount equal to their 10% senior return on $20.8 million, (iv) to DDR in an amount equal to their 10% subordinate return on $3.5 million, (v) 20% of remaining funds to DDR with 14.5% to DDR and 85.5% to MDT of remaining 80%.

**	Due to subordination of returns, investment balance on DDR accounts is at $0.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Consolidated Joint Ventures
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007
Joint Venture Investment Summary

Joint Venture Name:*	DDR MDT MV LLC
Date Formed:	September 2005
Property Name/Location:	The joint venture consists of 37 fee simple, leasehold and groundlease interests.
The properties are located in California, Arizona, Nevada and Texas.

Partnership Structure
Equity Contribution:	50.0225% — DDR Cash Flow Distribution: Variable (1)
49.9775% — Macquarie DDR Trust (“MDT”)

Promote:	Quarterly Base Fee allocation to DDR and MBL. If certain criteria are met, there is a special income allocation to DDR and MBL for a Performance Fee.

Fees to DDR
Property Management Fee:	4.0% of gross revenues
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 — 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (outparcels and ground leases)
Renewals earn 50% of fees on new leases for spaces less than 20,000 square feet. For spaces of
20,000 square feet or more, renewals earn $2.00 per square foot for an amendment to a material term of a lease or $1.00 per square foot where there is no amendment to a material term of the lease.
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 — $1,000,000
4.0% of gross sales price $1,000,000 or over
Acquistion Fee	Up to 1.0% of the purchase price for third party assets
Debt Placement Fee	12.5bp of the borrowings raised
Structuring & Advisory Fee	25bp of Purchase Price
Disposition Fee:	Market rate not to exceed 1% of the sale price of the property to a third party
Due Diligence Fee:	12.5bp of MDT’s interest in the purchase price of the acquisition
Construction Management Fee:	5.0% of the cost of capital improvements
Capital Structure (in millions)

DDR	$77.9
MDT	77.9
MBL	—

Total Capital	$155.8

Payable to DDR	$0.1

Debt	$258.5

Total Debt & Equity	$414.4

*	The joint venture was consolidated into DDR in accordance with FIN 46.

(1)	DDR and MBL receive a Base Fee as part of their distributions. The Base Fee is a percentage of the fair market value of the properties held by DDR MDT MV LLC plus the book value of certain other assets held by DDR MDT MV LLC. The prorata share of distributions made to MDT is reduced by the Base Fee. As such, the distribution percentages as well as the dollar amount of the distribution vary depending on the amount of the Base Fee.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the three months ended March 31, 2007

Joint Venture Investment Summary

Joint Venture Name:	*Shea and Tatum Associates Limited Partnership
Date Formed:	January 1, 1995 (acquired January 2, 2003)
Property Name/Location:	Paradise Village Gateway — Phoenix, AZ

Major Tenants:	Albertson’s
Bed Bath & Beyond
Petsmart
Ross
Staples

Partnership Structure
Equity Contribution:	67% — DDR
33% — Churchill Family Trust

Cash Flow Distribution:	67% — DDR
33% — Churchill Family Trust

Fees to DDR
Management Fee:	5% of gross income
Development Fee:	5% of total costs for all improvements (excluding land)
Leasing Fees (without co-broker):	$3.50 per square foot for spaces < 5,000 square feet
$3.00 per square foot for spaces 5,000 — 10,000 square feet
$2.50 per square foot for spaces 10,000 — 25,000 square feet
$2.00 per square foot for spaces 25,000 — 50,000 square feet
$1.50 per square foot for spaces over 50,000 square feet
Renewals earn 50% of fees on new leases
5.0% on new ground leases on years 1-5
Commission on Outparcel Sales:	5% of gross sales price

Capital Structure (in millions)
DDR	$4.7
Churchill Family Trust	(2.1)

Total Capital	$2.6

Debt	$30.0

Total Debt & Equity	$32.6

*The joint venture was consolidated into DDR in accordance with EITF 04-05.
Joint Venture Partnership Summaries 2.0